As filed with the Securities and Exchange Commission on January 29, 2004

                                                     1933 Act File No.
                                                     1940 Act File No. 811-21499

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-2

        [X]   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         [ ] Pre-Effective Amendment No.
                         [ ] Post-Effective Amendment No.

                                       and

       [X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                         [ ] Amendment No.

                  Neuberger Berman Dividend Advantage Fund Inc.
      (Exact Name of Registrant as Specified in Articles of Incorporation)

                      c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
                    (Address of Principal Executive Offices)

                                 (212) 476-8800
              (Registrant's Telephone Number, including Area Code)

                                Peter E. Sundman
                      c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
                     (Name and Address of Agent for Service)

                          Copies of Communications to:

         Arthur C. Delibert, Esq.                  Ellen Metzger, Esq.
         Kirkpatrick & Lockhart LLP                Neuberger Berman, LLC
         1800 Massachusetts Avenue, N.W.           605 Third Avenue
         2nd Floor                                 New York, New York 10158-3698
         Washington, DC 20036-1800


Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement
               ---------------------------

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

      It is proposed that this filing will become effective (check appropriate box)

      [ ] when  declared  effective  pursuant to section  8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

-------------------------------------------------------------------------------------------------
Title of Securities   Amount Being       Proposed Maximum   Proposed Maximum   Amount of
Being Registered      Registered(1)      Offering Price     Aggregate          Registration Fee
                                         Per Unit           Offering Price
-------------------------------------------------------------------------------------------------
Common Stock          4,600,000          $15                $69,000,000        $8,742.30
-------------------------------------------------------------------------------------------------

(1)  Includes 600 shares which may be offered by the Underwriters pursuant to an option to cover over allotments.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PROSPECTUS                                [NEUBERGER BERMAN LOGO]
----------
                 SUBJECT TO COMPLETION, DATED [             ,] 2004

                                             SHARES
                  NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
                                  COMMON SHARES
                                $20.00 PER SHARE

      INVESTMENT OBJECTIVE. Neuberger Berman Dividend Advantage Fund Inc. (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objective is total return, which is comprised of high current income, a portion of which may be tax-advantaged, and capital appreciation.

      INVESTMENT STRATEGIES. Under normal market conditions, the Fund:

      o will invest at least 80% of its total assets in a combination of (1) income-producing securities recommended by the Neuberger Berman, LLC Research Department that, at time of investment, have a dividend yield greater than the average dividend yield of the S&P 500 Index and other securities chosen by the portfolio managers, based on their potential for income and capital appreciation, and (2) income-producing common equity securities, preferred equity securities, securities convertible into equity securities and non-convertible debt securities issued by real estate companies (including real estate investment trusts); and

      o may invest up to 20% of its total assets in other debt and equity securities and money market instruments.

      While the proportions of income-producing securities recommended by the Neuberger Berman, LLC Research Department and real estate company securities will change over time to reflect the Asset Allocation Committee's evaluation of the markets, the Fund will, under normal market conditions, always invest at least 20% of its total assets in income-producing securities recommended by the Neuberger Berman, LLC Research Department and at least 20% of its total assets in securities of real estate companies.

      An Asset Allocation Committee will periodically allocate assets between income-producing securities recommended by the Neuberger Berman, LLC Research Department and real estate company securities based on an analysis of relative historic and projected spreads and total returns - E.G. the differences in yield between the asset classes, adjusted to reflect the Asset Allocation Committee's conclusions about their relative levels of risk.

      NO PRIOR HISTORY. Because the Fund is newly organized, it has no performance history and its shares of common stock ("Common Shares") have no history of public trading. The common stock of closed-end management investment companies, such as the Fund, frequently trades at a discount from its net asset value. The risk of the Fund's Common Shares trading at such a discount may be greater for investors expecting to sell their shares relatively soon after completion of this offering.

      THE FUND'S INVESTMENT POLICY OF INVESTING IN EQUITY SECURITIES AND SECURITIES OF REAL ESTATE COMPANIES AND ITS EXPECTED USE OF LEVERAGE INVOLVE A HIGH DEGREE OF RISK. YOU COULD LOSE SOME OR ALL OF YOUR INVESTMENT. SEE "RISKS" BEGINNING ON PAGE [ ].

      NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       __________________________________

                                                            TOTAL ASSUMING
                                                            FULL EXERCISE OF
                                                            OVER-ALLOTMENT
                               PER SHARE        TOTAL         OPTIONS(3)
Price to Public                 $20.000           $                $
Sales Load(1)                      $              $                $
Estimated Offering Expenses(2))    $              $                $
Proceeds to the Fund               $              $                $

(1) Neuberger Berman Management Inc. will pay certain additional compensation to
    [       ].  See "Underwriting."

(2) Total expenses of organization and the Common Share offering paid by the Fund (which do not include the sales load) are estimated to be [$ ], or [$ ] assuming full exercise of the over-allotment option, which represents $0.04 per Common Share issued. The Fund's investment manager has agreed to pay (i) the Fund's organizational expenses and (ii) the Fund's Common Share offering costs (other than sales load) that exceed $0.04 per Common Share.

(3) The underwriters named in this Prospectus have the option to purchase up to [ ] additional Common Shares from the Fund in certain circumstances. See "Use of Proceeds."

      The underwriters expect to deliver the Common Shares to purchasers on or
about [     ], 2004.

                                   [Underwriters]

                           Prospectus dated [ ], 2004

      The Common Shares of the Fund are expected to be listed on the American Stock Exchange under the symbol "[ ]."

      INVESTMENT MANAGER AND SUB-ADVISER. Neuberger Berman Management Inc. ("NB Management") will act as the Fund's investment manager and Neuberger Berman, LLC will act as the Fund's sub-adviser (collectively, the investment manager and the sub-adviser are referred to as "Neuberger Berman").

      USE OF LEVERAGE. The Fund currently intends to use leverage by issuing shares of preferred stock ("Preferred Shares") representing approximately 33% of the Fund's capital immediately after their issuance. If the Fund issues Preferred Shares, costs of that offering will effectively be borne by the holders of Common Shares ("Common Stockholders") and result in a reduction of the paid-in capital attributable to the Common Shares. The Fund also may add leverage to the portfolio by borrowing or utilizing certain derivative instruments. This practice is known as leverage. By using leverage, the Fund will seek to obtain a higher return for Common Stockholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See "Use of Leverage," "Risks - Risk of Leverage" and "Risks - Derivatives Risk."

      You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund's Common Shares, and retain it for future reference. A Statement of Additional Information, dated [ ], 2004, containing additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into, which means that it is a part of this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page [ ] of this Prospectus, by calling 877-461-1899 or by writing to the Fund, or you may obtain a copy (and other information regarding the Fund) from the SEC's web site (http://www.sec.gov).

      The Fund's Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. There can be no assurance that the Fund will achieve its investment objective. For more information on the Fund's investment strategies, see "The Fund's Investments" and "Risks."

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. THE FUND HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION YOU SHOULD NOT RELY ON IT. THE FUND IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. THE FUND'S BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATION AND PROSPECTS MAY HAVE CHANGED SINCE THE DATE OF THIS PROSPECTUS.

                                TABLE OF CONTENTS

                                                                          PAGE

Prospectus Summary
Summary of Fund Expenses
The Fund
Use of Proceeds
The Fund's Investments
Use of Leverage
Interest Rate Transactions
Risks
Management of the Fund
Net Asset Value
Distributions
Dividend Reinvestment Plan
Closed-End Fund Structure
Description of Shares
Anti-takeover and Other Provisions in the Articles of Incorporation Repurchase of Common Shares; Tender Offers; Conversion to Open-end Fund Tax Matters
Underwriting
Custodian and Transfer Agent
Legal Opinions
Table of Contents of the Statement of Additional Information

Until [ ,] 2004 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                               PROSPECTUS SUMMARY

      THIS SUMMARY HIGHLIGHTS INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION. THIS SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE FUND'S COMMON STOCK. YOU SHOULD CAREFULLY READ THE ENTIRE PROSPECTUS, INCLUDING THE DOCUMENTS INCORPORATED BY REFERENCE INTO IT, PARTICULARLY THE SECTION ENTITLED "RISKS" AND THE STATEMENT OF ADDITIONAL INFORMATION.

THE FUND Neuberger Berman Dividend Advantage Fund Inc. ("Fund") is a newly organized, non-diversified, closed-end management investment company. See "The Fund."

THE OFFERING  The Fund is offering [            ] shares of common stock at
              $20.00 per share through a group of underwriters (the
              "Underwriters") led by [           ].  The shares of common
              stock are called "Common Shares" in the rest of this
              Prospectus.  You must purchase at least 100 Common Shares
              ($2,000) in order to participate in the offering. The Fund has given the Underwriters an option to purchase up to
              [                ] additional Common Shares to cover orders in
              excess of [                 ] Common Shares.  Neuberger Berman
              Management Inc. ("NB Management") has agreed to pay the Fund's organizational expenses and the Common Share offering costs
              (other than the sales load) that exceed $0.04 per Common Share.
              See "Underwriting."

INVESTMENT
OBJECTIVE     The Fund's investment objective is total return, which is
              comprised of high current income, a portion of which may be tax-advantaged, and capital appreciation. There can be no assurance that the Fund's investment objective will be achieved. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy or limitation that is not fundamental may be changed by the Fund's board of directors (the "Board" or the "Board of Directors") without stockholder approval. See "The Fund's Investments."

INVESTMENT
STRATEGIES    Under normal market conditions, the Fund:

                    o will invest at least 80% of its total assets in a
                      combination of (1) income-producing securities recommended by the Neuberger Berman, LLC Research Department that, at time of investment, have a dividend yield greater than the average dividend yield of the S&P 500 Index and other securities chosen by the portfolio managers, based on their potential for income and capital appreciation, and
                      (2) income-producing common equity securities, preferred equity securities, securities convertible into equity securities and non-convertible debt securities issued by real estate companies (including real estate investment trusts ("REITs")); and

                    o may invest up to 20% of its total assets in other
                      debt and equity securities and money market instruments.

              While the proportions of income-producing securities recommended by the Neuberger Berman, LLC Research Department and real estate company securities will change over time to reflect the Asset Allocation Committee's evaluation of the markets, the Fund will, under normal market conditions, always invest at least 20% of its total assets in income producing securities recommended by the Neuberger Berman, LLC Research Department and at least 20% of its total assets in securities of real estate companies.

              With respect to investments in income-producing securities recommended by the Neuberger Berman, LLC Research Department, the Fund anticipates that, in current market conditions, it will invest primarily in equity securities that have higher dividend yields than the average yield of the Standard & Poor's 500 Index. The Fund may also invest in non-equity income-producing securities and equity securities that the Asset Allocation Committee believes will increase their dividends based on a projected catalyst or event. Certain of these securities may pay dividends that qualify for federal income taxation at the same rates applicable to long-term capital gain ("tax-advantaged dividends").

              The Fund's investment in debt securities may include below-investment grade quality debt securities (also called high-yield securities), which are commonly referred to as "junk bonds." Securities of below-investment grade quality are considered to be predominantly speculative with respect to capacity to pay interest and dividend income and repay principal.

              With respect to investments in securities of Real Estate Companies, the Fund anticipates that, in current market conditions, it will invest primarily in "equity-oriented" REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents.

              A "Real Estate Company" is a company that generally derives at least 50% of its revenue from the ownership, construction, financing, management and/or sale of commercial, industrial and/or residential real estate (or has at least 50% of its assets invested in such real estate). REITs are considered to be Real Estate Companies.

              An Asset Allocation Committee will periodically allocate assets between income-producing securities recommended by the Neuberger Berman, LLC Research Department and Real Estate Company securities based on an analysis of relative historic and projected spreads and total returns - E.G. the differences in yield between asset classes, adjusted to reflect the Asset Allocation Committee's conclusions about their relative levels of risk. This analysis will be dependent upon a review of a variety of economic factors and expected rates of return, such as projected interest rate movements, industry cycles, volatility forecasts and secular and political trends. The Fund will seek to benefit as well from opportunistic, tactical asset allocation as values shift between income-producing asset classes.

              Additionally, under normal market conditions, the Fund:

              o     Will not invest more than 10% of its total assets in
                     securities of any single issuer.

              o May invest up to 15% of its total assets in securities of issuers in industrialized countries other than the United States, which may be denominated in currencies other than the U.S. dollar.

              TAX-ADVANTAGED DIVIDENDS. Certain dividend income from the securities that the Neuberger Berman, LLC Research Department tracks may qualify for favorable federal income tax treatment. Tax-advantaged dividends received by individual stockholders are taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund anticipates that the dividends received from REITs generally will not constitute tax-advantaged dividends. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to Common Stockholders if it satisfies certain holding period requirements and is not obligated to make related payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. Similar holding period requirements apply to each Common Stockholder's investment in the Fund. The provisions of the Code applicable to tax-advantaged dividends are effective through 2008. Thereafter, higher tax rates will apply unless further legislative action is taken. If the Fund has significant holdings in securities that produce tax-advantaged dividends, while Congress is considering an extension of thOse Code provisions, its share price may be volatile depending on the perceived fortunes of the legislation. See "The Fund's Investments" and "Tax Matters."

              The Fund may seek to enhance the level of tax-advantaged dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund would sell a stock eligible to pay tax-advantaged dividends on or shortly after the date on which the Fund becomes eligible to receive a dividend payment on this stock. With the sale proceeds, the Fund would then immediately purchase another stock eligible to pay tax-advantaged dividends. The newly purchased stock would be expected to pay a dividend that the Fund would receive before the next dividend of the stock sold by the Fund. Through this practice, the Fund may receive a greater number of dividend payments over a given period of time than if it held a single stock. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income the Fund receives over this period. In order for dividends to qualify as tax-advantaged dividends, the Fund must comply with the holding period requirements described herein. Dividend capture trading by the Fund will take account of this consideration. The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.

              The Fund may, for cash management purposes, during a reasonable start-up period following this offering and any offering of Preferred Shares, or for defensive purposes, temporarily hold all or a substantial portion of its assets in cash, in short-term money market instruments, including shares of money market funds that are managed by Neuberger Berman, or in debt securities. A reasonable start-up period following any offering would not be expected to exceed three months. See "The Fund's Investments" and "Risks."

LEVERAGE The Fund may use leverage through the issuance of Preferred Shares, or through borrowings, in an aggregate amount of up to approximately 33% of the Fund's capital after such issuance or borrowing. The Fund also may add leverage to the portfolio by borrowing or utilizing derivative instruments such as reverse repurchase agreements. For purposes of this Prospectus, the Fund's capital means the total assets of the Fund less all liabilities and indebtedness not representing Preferred Shares or other senior securities. There is no assurance that the Fund will issue Preferred Shares or engage in borrowings.

              Subject to approval of the Fund's Board of Directors in light of market conditions and other factors, approximately one to three months after completion of this offering, the Fund currently intends to offer Preferred Shares representing approximately 33% of the Fund's capital after their issuance. The liquidation preference of the Preferred Shares is not considered a liability or permanent equity. The issuance of Preferred Shares will leverage your investment in Common Shares.

              Leverage involves special risks. There is no assurance that the Fund will issue Preferred Shares or that, if issued, the Fund's leveraging strategy will be successful. The Fund cannot assure you that the issuance of Preferred Shares or the use of other forms of leverage will result in a higher yield on your Common Shares.

              The Fund expects that any Preferred Shares (or other securities used for leverage) issued will be rated in the highest rating category by one or more nationally recognized statistical ratings organizations (each a "rating agency") and will have short-term interest or dividend rates that are expected, in current market conditions, to be lower than the yields on the equity securities or Real Estate Company securities that the Fund would purchase with the proceeds of the leverage. So long as the net rate of return on the Fund's investments purchased with the proceeds of the leverage exceeds the interest or dividend rate payable on the leverage, plus associated expenses, such excess return will be available to pay higher dividends to holders of the Fund's Common Shares ("Common Stockholders"). If not, the issuance of leverage could reduce the return to Common Stockholders.

              Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may issue Preferred Shares so long as after their issuance their liquidation preference, plus the aggregate amount of senior securities representing indebtedness, does not exceed 50% of the Fund's capital, including the amounts obtained through leverage. Under the 1940 Act, the Fund may borrow money or issue debt securities in amounts up to 33 1/3% of the Fund's capital, including the amounts obtained through leverage. The guidelines of rating agencies that issue ratings on the Preferred Shares may impose asset coverage or portfolio composition requirements on the Fund that are more stringent than those imposed on the Fund by the 1940 Act. During periods in which the Fund is using leverage, the fees paid to NB Management will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets (as defined below), which include the proceeds from the issuance of Preferred Shares. Therefore, NB Management has a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between NB Management and the Common Stockholders. The Fund will pay, and the Common Stockholders will bear, any costs and expenses relating to the issuance and maintenance of Preferred Shares.

              The net asset value of the Common Shares will be reduced by the underwriting fees and issuance costs of any Preferred Shares or other forms of leverage. Once Preferred Shares are issued and/or other forms of leverage are used, the net asset value and market price of the Common Shares and the yield to Common Stockholders will be more volatile. See "Use of Leverage," "Description of Shares--Preferred Shares" and "Risks--Risk of Leverage."

INTEREST RATE
TRANSACTIONS  In connection with the Fund's anticipated use of leverage, the
              Fund may seek to hedge the interest rate risks associated with the leverage through interest rate swaps, caps or other derivative transactions. These transactions involve investment techniques and risks different from those associated with portfolio transactions in equity and debt securities. There is no assurance that any interest rate hedging transactions, if undertaken, will be successful and such transactions may adversely affect the Fund's achievement of its investment objective and could enhance or harm the overall performance of the Fund. See "Use of Leverage" and "Interest Rate Transactions."

DIVIDEND
DISTRIBUTIONS
ON COMMON
SHARES The Fund intends to distribute its net investment income on a quarterly basis and to distribute at least annually any net capital gains realized during the year. While a portion of the Fund's investment income is expected to consist of tax-advantaged dividends, a significant portion of the Fund's income may not be tax-advantaged. Any income distributions that are not tax-advantaged dividends, as well as any distributions by the Fund of net realized short-term capital gains, will be taxed as ordinary income.

              The initial dividend distribution is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering of Common Shares, depending on market conditions and operations.

              Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional

              Common Shares under the Fund's Dividend Reinvestment Plan.

              The Fund intends to seek exemptive relief from the SEC to permit it to adopt a managed dividend policy ("Managed Dividend Policy"). Pursuant to a Managed Dividend Policy, the Fund could make regular cash distributions to Common Stockholders, at a fixed rate per Common Share or at a fixed percentage of its net asset value, that may include periodic distributions of net long- and short-term capital gains or, in certain instances, return of capital. There is no assurance that the Fund will be able to obtain the necessary exemptive relief.

              Prior to receiving exemptive relief for a Managed Dividend Policy and commencing with the Fund's first dividend, the Fund intends to make regular quarterly cash distributions to Common Stockholders at a fixed rate per Common Share based on the projected performance of the Fund, subject to adjustment from time to time ("Level-Rate Dividend Policy"). The Level-Rate Dividend Policy may require certain distributions to be recharacterized as a return of capital. If the Fund receives the exemptive relief described above and the Board determines to adopt a Managed Dividend Policy, the Fund would terminate its Level-Rate Dividend Policy.

              The dividend rate that the Fund pays on its Common Shares will depend on a number of factors, including dividends payable on the Preferred Shares, if any, and interest and required principal payments on borrowings, if any. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund's dividend policy could be adjusted upward or downward from time to time.

              See "Distributions" and "Dividend Reinvestment Plan."

NEUBERGER
BERMAN        NB Management will serve as the investment manager of the Fund.
              Subject to the general supervision of the Fund's Board, NB Management is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. NB Management will receive a fee, payable monthly, in a
              maximum annual amount equal to      % of the Fund's average
              daily total assets minus liabilities other than the aggregate indebtedness entered into for purposes of leverage ("Managed Assets"). The liquidation preference of the Preferred Shares is not considered a liability or permanent equity. NB Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the annual rate
              of       % of the Fund's average daily Managed Assets from the
              commencement of operations through                , 2008, and at
              a declining rate thereafter through                , 2011.

              NB Management will retain Neuberger Berman, LLC to serve as the Fund's sub-adviser (collectively, the investment manager and the sub-adviser are referred to as "Neuberger Berman"), responsible for providing investment recommendations and research. NB Management (and not the Fund) will pay a portion of the fees it receives to Neuberger Berman, LLC in return for its services.

              As of December 31, 2003, Neuberger Berman and its affiliates had $70.5 billion in total assets under management and continue an asset management history that began in 1939.

LISTING AND
SYMBOL The Common Shares of the Fund are expected to be listed on the American Stock Exchange ("AMEX"). The symbol of the Common
              Shares will be "[    ]."  See "Description of Shares--Common
              Shares."

CUSTODIAN AND
TRANSFER
AGENT State Street Bank and Trust Company will serve as custodian of the Fund's assets. The Bank of New York will serve as the Fund's transfer agent. See "Custodian and Transfer Agent."

SPECIAL RISK
CONSIDERATIONS NEWLY ORGANIZED. The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations or history of public trading.

              INVESTMENT RISK. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your Common Shares at any point in time may be worth less than what you initially invested, even after taking into account the reinvestment of Fund dividends and other distributions.

              COMMON STOCK RISK. A portion of your investment in Common Shares will represent an indirect investment in Real Estate Company securities and equity securities owned by the Fund, substantially all of which are traded on a national securities exchange or in over-the-counter markets. The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. In addition, the price of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase. The Fund currently intends to utilize leverage, which magnifies common stock risk. See "Use of Leverage" and "Risks--Risk of Leverage."

              PREFERRED STOCK RISK. The Fund will have substantial exposure to preferred stocks. Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving income on this position. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers' call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock. The Fund currently intends to utilize leverage, which magnifies preferred stock risk. See "Use of Leverage" and "Risks--Risk of Leverage."

              RISKS OF SECURITIES OF REAL ESTATE COMPANIES. Although the values of the securities of Real Estate Companies reflect the perceived operating values of these companies and do not always move in tandem with the prices of real estate assets, because the Fund concentrates a portion of its assets in the real estate industry, your investment in the Fund may be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

              Values of the securities of Real Estate Companies may fall, among other reasons, because of the failure of borrowers from such Real Estate Companies to pay their loans or because of poor management of the real estate properties owned by such Real Estate Companies. Many Real Estate Companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a Real Estate Company's operations and market value in periods of rising interest rates. Since interest rates are at historical lows, it is likely that they will rise in the near future. Restrictions contained in the agreements under which many Real Estate Companies borrow money from banks and other lenders may affect a Real Estate Company's ability to operate effectively. Real estate risks may also arise where Real Estate Companies fail to carry adequate insurance, or where a Real Estate Company may become liable for removal or other costs related to environmental contamination. Real Estate Companies may operate within particular sectors of the real estate industry, such as apartments, office and industrial, regional malls and community centers, hotels and lodging and the health care sector, that are subject to specific sector-related risks.

              Real Estate Companies tend to be small to medium-sized companies. Real Estate Company shares, like other smaller company shares, can be more volatile than, and perform differently from, larger company shares. Smaller Real Estate Companies often have narrower markets and more limited managerial and financial resources than larger companies. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the share's price than is the case with larger company shares.

              REITs are subject to highly technical and complex provisions in the Internal Revenue Code of 1986, as amended (the "Code"). There is a possibility that a REIT may fail to qualify for pass-through income tax treatment under the Code or may fail to maintain exemption from registration under the 1940 Act, either of which could adversely affect the operations of such REIT. See "Risks--Risks of Securities of Real Estate Companies."

              Terrorist incidents can adversely affect the value of a property or an entire area substantially and unexpectedly. These incidents can also disrupt or depress the economy, business, and tourism, which may adversely affect the value of properties in particular industries, e.g., hotels and retail establishments. Higher insurance costs may adversely affect Real Estate Companies, and certain Real Estate Companies may be unable to obtain certain kinds of insurance.

              INTEREST RATE RISK. Interest rate risk is the risk that fixed-income investments such as preferred stocks and debt securities, and to a lesser extent dividend-paying common stocks such as REIT common shares, will decline in value because of changes in interest rates. When market interest rates rise, the market value of such securities generally will fall. Generally, the longer the maturity of a fixed-income security, the more its value falls in response to a given rise in interest rates. The Fund's investment in such securities means that the net asset value and market price of Common Shares will tend to decline if market interest rates rise. Since interest rates are at historical lows, it is likely that they will rise in the near future. The Fund currently intends to utilize leverage, which magnifies the interest rate risks. See "Risks--Interest Rate Risk."

              CALL RISK. Some debt securities allow the issuer to call them for early repayment. Issuers of such securities will often call them when interest rates are low. To the extent this occurs, the Fund may not benefit fully from the increase in market value that other debt securities experience when rates decline. In addition, the Fund likely would have to reinvest the proceeds of the payoff at current yields, which are lower than those paid by the callable security that was paid off.

              EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration and thereby make it more sensitive to interest rate risk.

              ILLIQUIDITY RISK. The Fund may invest in securities that are illiquid at the time of investment, which means a security that cannot be sold within seven days at a price that approximates the price at which the Fund is carrying it. Illiquid securities may trade at a discount from more liquid investments that are otherwise comparable, and may be subject to wider and more rapid fluctuations in market value. Illiquid securities are more difficult to value. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

              CREDIT RISK. Credit risk is the risk that an issuer of a debt security, or the counterparty to a derivative contract or other obligation, becomes unwilling or unable to meet its obligation to make interest and principal payments when due. In general, lower-rated debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of debt securities in the Fund's portfolio, the value of those obligations could decline, which could negatively impact the rating agencies' ratings of any Preferred Shares and increase the dividend rate that the Fund must pay on Preferred Shares. Even if an issuer does not actually default, adverse changes in the issuer's financial condition, management performance or financial leverage or a reduced demand for the issuer's goods and services may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer's obligations and, correspondingly, the net asset value of the Fund. See "Risks--Credit Risk."

              INFLATION RISK. Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of payments at future dates.

              DEFLATION RISK. Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

              REINVESTMENT RISK. Income from the Fund's investments in securities of Real Estate Companies and debt securities will decline if and when the Fund invests the proceeds from matured, traded or called debt securities at market interest rates that are below the Fund's current earnings rate. A decline in income could affect the Common Shares' market price or their overall return.

              CONVERTIBLE SECURITY RISK. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when that stock price is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before that company's common stockholders.
              Consequently, an issuer's convertible securities generally entail less risk than its common stock. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations. See "Risks--Convertible Security Risk.

              RISKS OF BELOW-INVESTMENT GRADE QUALITY SECURITIES. Below-investment grade quality debt securities (also called high-yield securities) are commonly referred to as "junk bonds." Below-investment grade quality securities are considered predominantly speculative with respect to an issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer or the industry in general. The market value of these securities tends to be volatile. Issuers of below-investment grade quality debt securities may be highly leveraged and may not have available to them more traditional methods of financing. Below-investment grade quality securities are less liquid than investment grade securities. There are fewer dealers in the market for high-yield securities than for investment grade securities. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much higher than for high-quality instruments. Under adverse market or economic conditions, the secondary market for high-yield securities may contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated or unrated securities under these circumstances may be less than the prices used in calculating the Fund's net asset value. See "Risks--Risks of Investing in Below-Investment Grade Quality Securities."

              FOREIGN SECURITIES RISK. The prices of foreign securities may be affected by factors not present with securities traded in U.S. markets, including currency exchange rates, foreign political, social, diplomatic and economic conditions, less stringent regulation of issuers, securities markets and market participants, and higher volatility. Withholding and other non-U.S. taxes may also decrease the Fund's return. As a result, many foreign securities may be less liquid and more volatile than U.S. securities. To help control this risk, the Fund will invest in foreign issuers located only in industrialized countries. See "Risks--Foreign Securities Risk."

              MORTGAGE-BACKED SECURITIES RISK. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. In a rising interest rate environment, the value of mortgage-backed securities may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. In certain instances, the credit risk can be reduced by third-party guarantees or other forms of credit support.

              MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. Neuberger Berman, the Asset Allocation Committee and the portfolio management staff will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

              RISK OF LEVERAGE. The Fund's anticipated use of leverage will likely result in greater volatility of the net asset value and market price of Common Shares because changes in the value of the Fund's portfolio investments, including investments purchased with the proceeds of the leverage, are borne entirely by the Common Stockholders, as the aggregate principal amount or the aggregate liquidation preference associated with any leverage will have a senior claim on the assets of the Fund. Common Share income may fall if the financing costs of the leverage increase and may fluctuate as those financing costs vary. The use of leverage will increase the operating cost of the Fund, which may reduce the Fund's total return. The costs of using leverage are borne entirely by the Fund's Common Stockholders.

              The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowing may also result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on Common Shares in certain instances.

              Because the fees received by NB Management are based on the Managed Assets of the Fund (including the proceeds of any leverage), NB Management has a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between NB Management and the Common Stockholders. See "Risks--Risk of Leverage."

              DERIVATIVES RISK. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). The Fund may invest in a variety of derivative instruments, such as options, futures contracts and swap agreements, and may engage in short sales for hedging purposes or to seek to enhance its returns. The Fund may use derivatives as a substitute for taking a position in an underlying security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives to add leverage to the portfolio. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as illiquidity risk, interest rate risk, credit risk, leverage risk, and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by Common Stockholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

              INTEREST RATE TRANSACTIONS RISK. If the Fund enters into interest rate hedging transactions, a decline in interest rates may result in a decline in the net amount receivable (or increase the net amount payable) by the Fund under the hedging transaction, which could result in a decline in the net asset value of the Common Shares. See "Interest Rate Transactions" and "Risks--Interest Rate Transactions Risk."

              MARKET PRICE DISCOUNT FROM NET ASSET VALUE OF SHARES. The Fund has been structured as a closed-end management investment company because (unlike open-end mutual funds) (i) the securities of closed-end funds are not redeemable, which enables NB Management to invest substantially all of the Fund's assets in pursuit of the Fund's investment objective and (ii) closed-end funds have greater flexibility in the utilization of leverage. Nonetheless, shares of closed-end management investment companies frequently trade at a discount from their net asset value. This characteristic is separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their shares relatively soon after completion of this offering. The Fund cannot predict the level of trading activity or whether Common Shares will trade at, above or below net asset value. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes. See "Risks--Market Price Discount from Net Asset Value."

              PORTFOLIO TURNOVER. Due to the need to sometimes change allocation between security types and asset classes, the Fund may have a high portfolio turnover rate. The Fund may engage in active and frequent trading when considered appropriate by NB Management, which may result in increased transaction costs and realized capital gains. Although in normal market conditions the Fund does not expect that its annual portfolio turnover rate will exceed 70%, the Fund has not established any limit on the rate of portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transaction expenses that are borne by the Fund. See "The Fund's Investments--Investment Strategies and Parameters of the Fund's Portfolio--Portfolio Turnover."

              TAX RISK. The Fund may invest in preferred securities, convertible securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. See "Tax Matters."

              The tax treatment of any "tax-advantaged dividends" may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the "sunset" provisions that currently apply to the favorable tax treatment of tax-advantaged dividends that would have the effect of repealing such favored treatment and reimposing higher tax rates applicable to ordinary income unless further legislative action is taken.

              If the Fund has significant holdings in securities that produce tax-advantaged dividends, while Congress is considering an extension of those Code provisions, its share price may be volatile depending on the perceived fortunes of the legislation.

              TERRORISM; EVENTS IN IRAQ. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war in Iraq and its aftermath, the continuing occupation of Iraq and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers or related groups of issuers. A similar disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and the Fund's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the Common Shares. See "Risks--Terrorism; Events in Iraq."

              NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the 1940 Act. As a result, it can invest a greater portion of its assets in the securities of a single issuer than a "diversified" fund. However, the Fund has adopted a policy that it will not invest more than 10% of its total assets in the securities of any one issuer. Nonetheless, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments" and "Risks--Non-Diversified Status."

              CERTAIN AFFILIATIONS. Certain broker-dealers may be considered to be affiliated persons of the Fund or Neuberger Berman. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

              ANTI-TAKEOVER PROVISIONS. The Fund's Articles of Incorporation (the "Articles") and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Stockholders of opportunities to sell their Common Shares at a price higher than the then-current market price of the Common Shares. See "Anti-Takeover and Other Provisions in the Articles of Incorporation" and "Risks--Anti-Takeover Provisions."

                            SUMMARY OF FUND EXPENSES

      The table below and the expenses shown assume that the Fund utilizes leverage through the issuance of Preferred Shares in an amount equal to approximately 33% of the Fund's total assets (after their issuance), and show Fund expenses as a percentage of net assets attributable to Common Shares. Footnote 4 to the table also shows Fund expenses as a percentage of net assets attributable to Common Shares, but assumes that no leverage is utilized by the Fund (such as will be the case prior to the Fund's currently expected issuance of Preferred Shares).

STOCKHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of offering price)                      4.50%
Expenses Borne by the Fund (1)(2)                                   0.20%
Dividend Reinvestment Plan Fees(3)                                  None


                                                 PERCENTAGE OF NET ASSETS
                                              ATTRIBUTABLE TO COMMON SHARES
                                              (ASSUMES PREFERRED SHARES ARE
                                                      ISSUED)(4)(5)
ANNUAL EXPENSES
Management Fees                                             %
Interest Payments on Borrowed Funds                        None
Other Expenses                                                 %
                                                           -----
Total Annual Expenses                                       %
Fee Waiver and Expense Reimbursement (Years 1-5)(6)            %
                                                           -----
Net Annual Expenses (Years 1-5)(6)                             %
                                                           -----

(1) NB Management has agreed to pay (i) the Fund's organizational expenses and
(ii) the offering costs of the Common Shares (other than the sales load) that exceed $0.04 per Common Share (0.20% of the Common Share offering price).

(2) If the Fund offers Preferred Shares, costs of that offering, estimated to be approximately [ ]% of the total amount of the Preferred Share offering, will be borne immediately by Common Stockholders and will result in the reduction of the net asset value of the Common Shares. Assuming the issuance of Preferred Shares in an amount equal to 33% of the Fund's total assets (after their issuance) these offering costs are estimated to be approximately $[ ] or $[ ] per Common Share ([ ]% of the Common Share offering price).

(3) You will pay brokerage charges if you direct The Bank of New York ("Plan Agent") to sell your Common Shares held in a dividend reinvestment account. See "Dividend Reinvestment Plan."

(4) The table presented in this footnote estimates what the Fund's annual expenses would be, stated as percentages of the Fund's net assets attributable to Common Shares but, unlike the table above, assumes that the Fund does not utilize any form of leverage, as would be the case, for instance, prior to the

Fund's currently expected issuance of Preferred Shares. In accordance with these assumptions, the Fund's expenses would be estimated as follows:

                                            PERCENTAGE OF NET ASSETS
                                          ATTRIBUTABLE TO COMMON SHARES
                                         (ASSUMES NO PREFERRED SHARES ARE
                                             ISSUED OR OUTSTANDING)
ANNUAL EXPENSES
Management Fees                                         %
Interest Payments on Borrowed Funds                   None
Other Expenses                                          %
                                                      ----
Total Annual Expenses                                   %
Fee Waiver and Expense Reimbursement (Years  1-5)(6)      %
                                                      -----
Net Annual Expenses (Years 1-5)(6)                        %
                                                      -----

(5) Although it currently appears likely that the Fund will issue Preferred Shares, in the event the Fund utilizes leverage through borrowings in an amount equal to 33% of the Fund's total assets (including the amount obtained from leverage), it is estimated that, as a percentage of net assets attributable to Common Shares, the Management Fee would be [ ]%, Other Expenses would be [ ]%, Interest Payments on Borrowed Funds (assuming an interest rate of [ ]%, which interest rate is subject to change based on prevailing market conditions) would be [ ]%, Total Annual Expenses would be [ ]% and Total Annual Expenses Net of Fee Waiver and Expense Reimbursement would be [ ]%. Based on those expenses and in accordance with the example below, the expenses for years 1, 3, 5 and 10 would be $[ ], $[ ], $[ ] and $[ ], respectively.

(6) NB Management has contractually agreed to waive a portion of the management fee it is entitled to receive from the Fund at the annual rate of % of average daily Managed Assets from the commencement of operations through , 2008; 0.19% thereafter through , 2009; 0.13% thereafter through , 2010; and 0.07% thereafter through , 2011. NB Management has not agreed to waive any portion of its fees or expenses beyond , 2011. Without the fee waiver, Total Annual Expenses would be estimated to be [ ]% of the average daily net assets attributable to Common Shares (assuming the issuance of the Preferred Shares) and [ ]% of the average daily net assets attributable to Common Shares (assuming no issuance of any Preferred Shares). For purposes of this table, year 1 is assumed to be from commencement of operations through , 2004. Because the management and administrative fees are based on Managed Assets, the dollar amount of such fees will be higher when the Fund utilizes leverage. See "Management of the Fund."

The purpose of the table above and the example below is to help you understand the fees and expenses that you, as a Common Stockholder, would bear directly or indirectly. The Other Expenses shown in the table and related footnotes are based on estimated amounts for the Fund's first year of operations unless otherwise indicated and assume that the Fund issues approximately [ ] million Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase. See "Management of the Fund" and "Dividend Reinvestment Plan."

EXAMPLE:

As required by SEC regulations, the following example illustrates the expenses (including the sales load of $[ ], estimated expenses of this offering of $[ ] and the estimated Preferred Share offering costs of $[ ] assuming Preferred Shares are issued representing 33% of the Fund's total assets (after issuance)) that you would pay on a $1,000 investment in Common Shares, assuming (1) Total Annual Expenses of [ ]% of net assets attributable to Common Shares in years 1 through 5, increasing to [ ]% in year 10 and (2) a 5% annual return:(1)


                                               CUMULATIVE EXPENSES PAID FOR A PERIOD OF:
                                              1 YEAR(2) 3 YEARS(2)   5 YEARS(2)  10 YEARS(2)

An investor would pay the following
expenses on a $1,000 investment,
assuming a 5% annual return throughout
the periods....................               $[    ]   $[    ]      $[    ]     $[    ]

(1) The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE ASSUMED. MOREOVER, THE FUND'S ACTUAL RATE OF RETURN MAY BE HIGHER OR LOWER THAN THE HYPOTHETICAL 5% RETURN SHOWN IN THE EXAMPLE.

(2) Assumes waiver of management fees at an annual rate of % of average daily Managed Assets in years 1 through 5, 0.19% in year 6, 0.13% in year 7 and 0.07% in year 8. NB Management has not agreed to waive any portion of its management fee beyond , 2011. See "Management of the Fund." For purposes of this table, year 1 is assumed to be from commencement of operations through , 2004.


                                    THE FUND

      The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a corporation on , 2004 pursuant to Articles of Incorporation governed by the laws of the State of Maryland. As a newly organized entity, the Fund has no operating history or history of public trading. Its principal office is located at 605 Third Avenue, Second Floor, New York, New York 10158-0180, and its telephone number is 877-461-1899.

                                 USE OF PROCEEDS

      The net proceeds of the offering of Common Shares will be approximately $ ($ if the Underwriters exercise the over-allotment option in full) after payment of the estimated offering costs. The Fund will pay Common Share offering costs (other than the sales load) up to $0.04 per Common Share and NB Management has agreed to pay all of the Fund's organizational expenses and the Common Share offering costs (other than sales load) that exceed $0.04 per Common Share. The Fund will invest the net proceeds of the offering in accordance with its investment objective and policies as stated below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objective and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high-quality, short-term money market instruments, including shares of money market funds that are managed by Neuberger Berman.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE

      The Fund's investment objective is total return, which is comprised of high current income, a portion of which may be tax-advantaged, and capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy or limitation that is not fundamental may be changed by the Board of Directors of the Fund without stockholder approval.

INVESTMENT STRATEGIES AND PARAMETERS OF THE FUND'S PORTFOLIO

      Under normal market conditions, the Fund:

      o will invest at least 80% of its total assets in a combination of (1) income-producing securities recommended by the Neuberger Berman, LLC Research Department that, at time of investment, have a dividend yield greater than the dividend yield of the S&P 500 Index and other securities chosen by the portfolio managers, based on their potential for income and capital appreciation, and (2) income-producing common equity securities, preferred equity securities, securities convertible into equity securities and non-convertible debt securities issued by Real Estate Companies (including REITs); and

      o may invest up to 20% of its total assets in other debt and equity securities and money market instruments.

      While the proportions of real estate company securities and income-producing securities recommended by the Neuberger Berman, LLC Research Department will change over time to reflect the Asset Allocation Committee's evaluation of the markets, the Fund will, under normal market conditions, always invest at least 20% of its total assets in income producing securities recommended by the Neuberger Berman, LLC Research Department and at least 20% of its total assets in securities of real estate companies.

      The Fund will not invest more than 10% of its total assets in the securities of any one issuer. The Fund may invest up to 15% of its total assets in securities of issuers in industrialized countries other than the United States, which may be denominated in currencies other than the U.S. dollar.

      With respect to investments in income-producing securities recommended by the Neuberger Berman, LLC Research Department, the Fund anticipates that, in current market conditions, it will invest primarily in equity securities that have higher dividend yields than the average yield of the Standard & Poor's 500 Index. The Fund may also invest in non-equity income producing securities and equity securities that the Asset Allocation Committee believes will increase their dividends based on a projected catalyst or event. Certain of these securities may pay dividends that qualify for federal income taxation at rates applicable to long-term capital gain ("tax-advantaged dividends").

      With respect to investments in securities of Real Estate Companies, the Fund anticipates that, in current market conditions, it will invest primarily in

"equity-oriented" REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents.

      The Fund's investment in debt securities may include below-investment grade quality debt securities (also called high-yield securities), which are commonly referred to as "junk bonds." Securities of below-investment grade quality are considered to be predominantly speculative with respect to capacity to pay interest and dividend income and repay principal.

      An Asset Allocation Committee will periodically allocate assets between income-producing securities recommended by the Neuberger Berman, LLC Research Department and Real Estate Company securities based on an analysis of relative historic and projected spreads and total returns - E.G. the differences in yield between asset classes, adjusted to reflect the Asset Allocation Committee's conclusions about their relative levels of risk. This analysis will be dependent upon a review of a variety of economic factors and expected rates of return, such as projected interest rate movements, industry cycles, volatility forecasts and secular and political trends. The Fund will seek to benefit as well from opportunistic, tactical asset allocation as values shift between income-producing asset classes.

      TAX-ADVANTAGED DIVIDENDS. Certain dividend income from the securities that the Neuberger Berman, LLC Research Department recommends may qualify for favorable federal income tax treatment. Under federal income tax law enacted on May 28, 2003, tax-advantaged dividends received by individual stockholders are taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund anticipates that the dividends received from Real Estate Companies generally will not constitute tax-advantaged dividends. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to Common Stockholders. For the Fund to receive tax-advantaged dividend income, the Fund must hold stock paying an otherwise tax-advantaged dividend for more than 60 days during the 120-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 180-day period, in the case of certain preferred stocks). In addition, the Fund cannot be obligated to make related payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. Similar provisions apply to each Common Stockholder's investment in the Fund. In order for otherwise tax-advantaged dividends paid by the Fund to a Common Stockholder to be taxable at long-term capital gains rates, the Common Stockholder must hold Fund shares for more than 60 days during the 120-day period surrounding the ex-dividend date. The provisions of the Code applicable to tax-advantaged dividends are effective through 2008. Thereafter, higher tax rates will apply unless further legislative action is taken.

      The Fund may seek to enhance the level of tax-advantaged dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund would sell a stock eligible to pay tax-advantaged dividends on or shortly after the date on which the Fund becomes eligible to receive a dividend payment on this stock. With the sale proceeds, the Fund would then immediately purchase another stock eligible to pay tax-advantaged dividends. The newly purchased stock would be expected to pay a dividend that the Fund would receive before the next dividend of the stock sold by the Fund. Through this practice, the Fund may receive a greater number of dividend payments over a given period of time than if it held a single stock. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income the Fund receives over this period. For example, during the course of a single year it may be possible through dividend capture trading for the Fund to receive five or more dividend payments with respect to Fund assets attributable to dividend capture trading where it may only have received four payments in a hold-only strategy. In order for dividends to qualify as tax-advantaged dividends, the Fund must comply with the holding period requirements described herein. Dividend capture trading by the Fund will take account of this consideration. The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.

PORTFOLIO COMPOSITION

      COMMON EQUITY SECURITIES, PREFERRED EQUITY SECURITIES AND CONVERTIBLE SECURITIES. The Fund may invest in common equity securities, preferred equity securities and convertible securities.

      o COMMON EQUITY SECURITIES. Common equity securities are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common equity securities usually carry with them the right to vote and frequently an exclusive right to do so.

      o PREFERRED EQUITY SECURITIES. Preferred equity securities generally have a preference as to dividends and liquidation over an issuer's common equity securities but rank junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, dividends on preferred equity securities are payable only if declared by the issuer's board of directors. Preferred equity securities also may be subject to optional or mandatory redemption provisions. Preferred equity securities in which the Fund invests generally have no voting rights or their voting rights are limited to certain extraordinary transactions or events.

      o CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

      The relative investment in common stock, preferred stock and convertible securities are subject to market conditions at the time of such initial investment, the current market prices of such securities and Neuberger Berman's views on the marketplace for such securities. The Fund's portfolio composition can be expected to vary over time based on the Asset Allocation Committee's assessment of market conditions.

      REAL ESTATE COMPANIES. A Real Estate Company is a company that generally derives at least 50% of its revenue from the ownership, construction, financing, management and/or sale of commercial, industrial and/or residential real estate (or has at least 50% of its assets invested in such real estate). The Fund may also invest in rights or warrants to purchase income-producing common and preferred securities of Real Estate Companies. REITs are considered to be Real Estate Companies.

      REITs. A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate or in real estate-related loans (such as mortgages) or other interests. REITs historically have paid relatively high dividends (as compared to other types of companies), and the Fund intends to use these REIT dividends in an effort to meet its investment objective of total return.

      REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which Equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

      Substantially all of the equity securities of Real Estate Companies, including REITs, in which the Fund currently intends to invest are traded on a national securities exchange or in the over-the-counter markets. The Fund may invest in both publicly and privately-traded REITs.

      DEBT SECURITIES

      o CORPORATE DEBT SECURITIES. Corporate debt securities are debt obligations issued by corporations and may include high-yield debt securities. Corporate debt securities may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a debt security is unsecured, it is known as a debenture. Holders of debt securities, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due to them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate debt securities may be fixed or floating, or the debt securities may be zero coupons. Interest on corporate debt securities is typically paid semi-annually and is fully taxable as ordinary income to the bondholder. Corporate debt securities contain elements of both interest-rate risk and credit risk. Corporate debt securities usually yield more than government or agency debt securities due to the presence of credit risk.

      o DEBT SECURITIES OF REAL ESTATE COMPANIES. Debt securities of Real Estate Companies in which the Fund may invest include all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. These securities may bear interest at fixed rates or variable rates of interest, and may involve equity features such as contingent interest or participation based on revenues, rents or profits.

      o U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as certain "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value" and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. government, are supported only by the credit of the instrumentality. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. Even where a security is backed by the full faith and credit of the U.S. Treasury, it does not guarantee the market price of that security, only the payment of principal and/or interest.

      If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. Debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities assuming all other factors, including credit quality, are equal. For a given change in interest rates, the market prices of longer-maturity debt securities generally fluctuate more than the market prices of shorter-maturity debt securities. This potential for a decline in prices of debt securities due to rising interest rates is referred to herein as "interest rate risk."

      o HIGH-YIELD DEBT SECURITIES. High-yield debt securities are debt securities rated below investment grade (BB/Ba or the equivalent) or unrated debt securities deemed by NB Management to be of comparable quality. These securities typically offer investors higher yields than other fixed-income securities. The higher yields are justified by the weaker credit profiles of high-yield issuers as compared to investment grade issuers. Below-investment grade quality debt securities are commonly referred to as "junk bonds." Securities that are below-investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. The issuers of these securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade issuers. Such issues may be in default or there may be present elements of danger with respect to principal or interest. In the event that one rating agency assigns an investment grade rating and another rating agency assigns a below-investment grade rating to the same security, NB Management will determine which rating it considers more appropriate and categorize the security accordingly. For a description of security ratings, see Appendix B of the Statement of Additional Information.

      High-yield debt securities include debt obligations of all types issued by U.S and non-U.S. corporate and governmental issuers, including bonds, debentures and notes, and preferred stocks that have priority over any other class of stock of the issuer as to the distribution of assets or the payment of dividends. A high-yield debt security itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the debt security or acquired as part of a unit with the debt security. The high-yield debt securities in which the Fund will invest may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, pay-in-kind and auction rate features. The Fund will invest in high-yield debt securities of a broad range of issuers and industries.

      o MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. government agency or instrumentality (such as GNMA, Fannie Mae, and Freddie Mac), though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage banks, commercial banks, investment banks, and special purpose entities. Private mortgage-backed securities may be supported by U.S. government agency mortgage-backed securities or some form of non-governmental credit enhancement.

      Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage-backed securities market. In addition, changes in the market's perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

      FOREIGN SECURITIES. The Fund may invest up to 15% of its total assets in securities of issuers in industrialized countries other than the United States, which may be denominated in currencies other than the U.S. dollar.

      o U.S. DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES. These are securities of foreign issuers (including banks, governments and quasi-governmental organizations) and foreign branches of U.S. banks, including negotiable CDs, bankers' acceptances, and commercial paper. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation and confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. It may be difficult to invoke legal process or to enforce contractual obligations abroad.

      o FOREIGN CURRENCY-DENOMINATED SECURITIES. Foreign currency-denominated securities are denominated in or indexed to foreign currencies, including (1) CDs (including similar time deposits), commercial paper, and bankers' acceptances issued by foreign banks, (2) obligations of other corporations, and
(3) obligations of foreign governments, their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency-denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding section, and the additional risks of (a) adverse changes in foreign exchange rates and (b) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.

      Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

      Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

      Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

      AMERICAN DEPOSITARY RECEIPTS. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information. If the underlying security is denominated in a foreign currency, investment in the ADR is subject to the risk of fluctuations in the exchange rate, even though the ADR is denominated in U.S. dollars.

      FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a fixed price ("Forward Contracts"). The Fund enters into Forward Contracts in an attempt to hedge against changes in prevailing currency exchange rates. Forward Contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Fund that are denominated in a foreign currency or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

      OPTIONS ON FOREIGN CURRENCIES. The Fund may write and purchase covered call and put options on foreign currencies. Currency options have characteristics and risks similar to those of securities options. Certain options on foreign currencies are traded on the over-the-counter market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. The Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired, or to protect the dollar equivalent of dividends, interest, or other payments on those securities.

      The Fund is not obligated to hedge its foreign currency exposure or to use options on foreign currencies and it makes no representation as to the availability, use or success of any such technique.

      ILLIQUID SECURITIES. Substantially all of the equity securities in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter markets. The Fund may, however, invest in illiquid securities (i.e., securities that at the time of purchase by the Fund are not readily marketable), which include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and that are not deemed to be liquid, privately-traded REITs and repurchase agreements with maturities in excess of seven days. The Board of Directors has the authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. The Board of Directors has delegated to NB Management the day-to-day determination of the illiquidity of certain securities held by the Fund, although it has retained oversight of such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed NB Management to look for such factors as the nature of the market for a security (including the institutional private resale market); the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and other permissible relevant factors.

      Restricted securities may be sold only in privately-negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

      Illiquid securities will be priced at fair value as determined in good faith by NB Management acting pursuant to procedures adopted by the Board of Directors. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. See "Net Asset Value." If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund is in a position where a substantial portion of the value of its total assets are invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take steps NB Management deems advisable, if any, to protect liquidity.

      As discussed below under "Interest Rate Transactions," the Fund currently intends to segregate cash or liquid securities with its custodian having a value at least equal to the Fund's net payment obligations under any interest rate swap transaction, marked to market daily.

      CASH POSITIONS. In anticipation of or in response to adverse market conditions, for cash management purposes, during a reasonable start-up period following the completion of this offering and any offering of Preferred Shares, or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of money market funds that are managed by Neuberger Berman or bonds or other debt securities. Doing so may help the Fund avoid losses but may mean lost opportunities for the Fund to achieve its investment objective. A reasonable start-up period following any offering would not be expected to exceed three months.

      Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements collateralized by such obligations, commercial paper and shares of money market funds, including money market funds for which NB Management or an affiliate serves as investment manager ("Affiliated Money Market Funds"). To the extent the Fund purchases shares of a money market fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such fund.

      Cash reserves may be invested in Affiliated Money Market Funds if such investments are expected to produce higher net returns, reduce transaction costs, create more liquidity and/or increase diversification for the Fund as compared to comparable overnight investment vehicles. When assets are invested in an Affiliated Money Market Fund, NB Management waives a portion of its investment advisory fee on the Fund equal to the advisory fee paid on those assets by the Affiliated Money Market Fund.

      SECURITIES LENDING. The Fund may lend its portfolio securities (principally to broker-dealers) when such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. The Fund would continue to receive the income on the loaned securities and would at the same time earn interest on the collateral or on the investment of any cash collateral. The Fund may invest such cash collateral in Affiliated Money Market Funds, subject to the policies discussed above under "Cash Positions." (Because the collateral received by the Fund is not considered a part of Managed Assets for purposes of calculating the Fund's advisory fee, there is no waiver of the advisory fee for collateral invested in an Affiliated Money Market Fund.) The Fund will not lend portfolio securities representing more than one-third of its total assets.

      Lending securities involves a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly, or if the Fund is prevented from disposing promptly of the collateral in the event the borrower defaults.

PORTFOLIO TURNOVER

      Due to the need to sometimes change allocation between security types and asset classes, the Fund may have a high portfolio turnover rate. The Fund may engage in active and frequent trading when considered appropriate by NB Management, which may result in increased transaction costs and realized capital gains. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 70% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to the length of time held when, in the opinion of NB Management, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the Fund's realization of net short-term capital gains that, when distributed to stockholders, will be taxable as ordinary income. See "Tax Matters."

FUNDAMENTAL INVESTMENT POLICIES

      The Fund has adopted certain fundamental investment policies designed to limit investment risk. These fundamental limitations may not be changed without the approval of the holders of a majority of the outstanding Common Shares and, if issued, Preferred Shares voting as a single class, as well as by the vote of a majority of the outstanding Preferred Shares tabulated separately. A "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or
(ii) is less. See "Investment Objective, Policies and Limitations" and "Investment Strategies, Techniques and Risks" in the Statement of Additional Information for a complete list of the fundamental and non-fundamental investment policies of the Fund. See "Description of Shares--Preferred

Shares--Voting Rights" and the Statement of Additional Information under "Description of Shares--Preferred Shares--Voting Rights" for additional information with respect to the voting rights of holders of Preferred Shares.

      The Fund may become subject to guidelines that are more limiting than the fundamental investment policies referenced above in order to obtain and maintain ratings from a rating agency in connection with the Fund's utilization of leverage. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's Common Stockholders or the Fund's ability to achieve its investment objective.

NEUBERGER BERMAN'S APPROACH TO SECURITIES

      Neuberger Berman utilizes a multi-step process to select the income-producing securities recommended by the Neuberger Berman, LLC Research Department .

    o Members of the Neuberger Berman, LLC Research Department designate those common stocks that they believe provide the greatest potential for price appreciation.

    o This list of securities is then screened for those securities that provide a higher dividend yield than that of the S&P 500 Index.

    o Neuberger Berman, LLC's Chief Investment Officer and a team of portfolio managers then apply their own market expertise, a diversity of perspective, and risk analysis tools to this higher-yielding recommended list to arrive at a final portfolio that reflects the best thinking of Neuberger Berman's expert managers and research analysts.


      Typically, this portion of the Fund's portfolio will consist of:

    o 80% of stocks that have higher dividend yields than the dividend yield of the S&P 500 Index; and

    o 20% of non-equity income-producing securities, or stocks that do not yet meet the criteria for inclusion in the 80% basket, but that the portfolio managers believe will increase their dividends based on a projected catalyst or event.



      Neuberger Berman's investment philosophy in selecting securities of Real Estate Companies is driven by:

    o an experienced portfolio management staff that believes in traditional on-site real estate analysis and frequent meetings with company management;

    o a distinct investment approach that combines fundamental securities analysis and direct real estate analysis with property sector diversification;

    o a disciplined valuation methodology that seeks attractively priced real estate securities relative to their historical growth rates and alternative property sectors; and

    o an investment strategy that seeks to develop a portfolio with a broad mix of real estate securities through quality stock selection and property sector allocation.

      Neuberger Berman focuses on quality of management, relative equity valuation levels within the real estate securities universe, and relative property sector performance expectations.

TAX-MANAGED INVESTING

      With respect to income-producing securities recommended by the Neuberger Berman, LLC Research Department, the Fund may seek to enhance after-tax returns by attempting to minimize the taxes incurred by Common Stockholders in connection with the Fund's investment income and realized capital gains. The Fund may attempt to reduce the Fund distributions that are taxed as ordinary income by investing in common and preferred stocks that pay tax-advantaged dividends and generally by avoiding net realized short-term capital gains and fully taxable ordinary income in excess of the Fund's expenses. The Fund may attempt to minimize Fund distributions that taxed as long-term capital gains by avoiding or minimizing the sale of portfolio securities with large accumulated capital gains. When a decision is made to sell a particular appreciated security, the portfolio managers will select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis. The portfolio managers may sell securities to realize capital losses that can be used to offset realized gains but not tax-advantaged dividends or other ordinary income.

      To protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the purchase and sale of futures contracts on stocks and stock indices and options thereon, the purchase of put options and the sale of call options on securities held, equity swaps, covered short sales, forward sales of stocks and the purchase and sale of forward currency exchange contracts and currency futures). By using these techniques rather than selling appreciated securities, the Fund can, with certain limitations, reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. These derivative instruments may also be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. Dividends received on securities with respect to which the Fund is obligated to make related payments (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of tax-advantaged dividends.

      Taxes are a major influence on the net returns that investors receive on their taxable investments. There are five components of the returns of a regulated investment company that invests in equities--price appreciation, distributions of tax-advantaged dividends, distributions of other investment income and distributions of realized short-term and long-term capital gains--which are treated differently for federal income tax purposes. Distributions of income other than tax-advantaged dividends and distributions of net realized short-term gains (on stocks held for one year or less) are taxed as ordinary income, at rates as high as 35%. Distributions of tax-advantaged dividends and net realized long-term gains (on stocks held for more than one year) are taxed at rates up to 15%. Returns derived from price appreciation are untaxed until the stockholder sells his or her shares. Upon sale, a capital gain or loss (short-term, if the stockholder has held his or her shares for one year or less, otherwise long-term) equal to the difference between the net proceeds of such sale and the stockholder's adjusted tax basis is realized. As described above, the Fund seeks to achieve favorable after-tax returns in part by minimizing the taxes incurred by stockholders in connection with the Fund's net investment income and net realized gains.

                                 USE OF LEVERAGE

      Subject to market conditions, approximately one to three months after the completion of the offering of the Common Shares, the Fund intends to offer Preferred Shares representing approximately 33% of the Fund's capital immediately after the issuance of the Preferred Shares. The Preferred Shares will have complete priority upon distribution of assets over the Common Shares. The issuance of Preferred Shares will leverage the Common Shares. Leverage involves special risks, and there is no assurance that the Fund's leveraging strategies will be successful. The timing and other terms of the offering of the Preferred Shares will be determined by the Fund's Board of Directors. If the Fund issues Preferred Shares, costs of that offering will effectively be borne by Common Stockholders and result in a reduction of the paid-in capital attributable to the Common Shares. See "Summary of Fund Expenses" above. The Fund expects to invest the net proceeds of the Preferred Shares according to the investment program described in this Prospectus.

      The Preferred Shares will pay dividends based on short-term rates (which would be redetermined periodically by an auction process). So long as the proceeds of the Preferred Shares (minus associated expenses) are invested in securities that provide a higher rate of return than the dividend rate of the Preferred Shares (after taking expenses into consideration), the leverage will allow Common Stockholders to receive a higher current rate of return than if the Fund were not leveraged. If, however, short-term interest rates rise substantially after the issuance of the Preferred Shares, the Preferred Share dividend rate could approach or exceed the acquisition yield on portfolio securities held by the Fund that were acquired during periods of generally lower interest rates, reducing distribution yields and returns to Common Stockholders.

      Changes in the value of the Fund's portfolio (including investments bought with the proceeds of the Preferred Shares offering) will be borne entirely by the Common Stockholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to NB Management will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, which include the proceeds from the issuance of Preferred Shares. Therefore, NB Management has a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between NB Management and the Common Stockholders. The Fund will pay, and the Common Stockholders will bear, any costs and expenses relating to the issuance and maintenance of Preferred Shares.

      Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's capital is at least 200% of the liquidation value of the outstanding Preferred Shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (I.E., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund's capital). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's capital satisfies the above-referenced 200% coverage requirement. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of at least 200%. If the Fund has Preferred Shares outstanding, two of the Fund's Directors will be designated for election by the Preferred Stockholders, voting separately as a class. The remaining Directors of the Fund will be elected by Common and Preferred Stockholders voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two consecutive years, Preferred Stockholders would be entitled to elect a majority of the Directors of the Fund. For purposes of this Prospectus, the Fund's "capital" means the total assets of the Fund less all liabilities and indebtedness not representing Preferred Shares or other senior securities. The liquidation preference of the Preferred Shares is not a liability or permanent equity.

      If the Fund issues Preferred Shares and one or more rating agencies issue ratings for the Preferred Shares, the Fund would be subject to certain restrictions imposed by guidelines of those agencies. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede NB Management from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. However, to the extent that the Fund believes that the covenants and guidelines required by these agencies would impede its ability to meet its investment objective, or if the Fund is unable to obtain a rating on Preferred Shares, the Fund will not issue Preferred Shares.

EFFECTS OF LEVERAGE

      Assuming (1) that the proceeds from leverage will represent in the aggregate approximately 33% of the Fund's total assets after the issuance of such leverage, and (2) the Fund will pay dividends, interest or payments set by an interest rate transaction with respect to such leverage at an annual average rate of 5.0%, then the incremental income generated by the Fund's portfolio (net of estimated expenses, including expenses related to the leverage) must exceed approximately [ ]% to cover such dividends, interest or payments and other expenses specifically related to the leverage. Of course, these numbers are merely estimates, used for illustration. Actual dividend, interest, or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

      The following table is furnished pursuant to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund's investment portfolio returns will be. The table further reflects the issuance of leverage representing approximately 33% of the Fund's total assets after such issuance, and the Fund's currently projected dividend rate, borrowing interest rate or payment rate set by an interest rate transaction of 5.00%. See "Risks." The table does not reflect any offering costs of Common Shares or Preferred Shares.

Assumed Portfolio Total Return....... (10.00%)  (5.00%)    0.00%   5.00%  10.00%
Common Share Total Return............     %        %         %       %       %

      Common Share total return is composed of two elements--the Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund's net investment income after paying the carrying cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation.

OTHER FORMS OF LEVERAGE AND BORROWINGS

      In addition to the issuance of Preferred Shares, the Fund may use a variety of additional strategies to add leverage to the portfolio. These include borrowing and the use of options, futures contracts, residual interest bonds and other derivative instruments. By adding additional leverage, these strategies have the potential to increase returns to Common Stockholders, but also involve additional risks. Additional leverage will increase the volatility of the Fund's investment portfolio and could result in larger losses than if the strategies were not used.

      The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

      The SEC does not consider derivative instruments used by the Fund to constitute senior securities (and they will not be subject to the Fund's limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations. For instance, the Fund may cover its position in a forward purchase commitment by segregating liquid assets in an amount sufficient to meet the purchase price. The Fund has no current intention to use such instruments to an extent that would put more than 5% of its net assets at risk.

      Like Preferred Shares, any borrowings would have seniority over the Common Shares. Because the aggregate principal amount of any borrowings would have a senior claim on the assets of the Fund, changes in the value of the Fund's portfolio securities, including costs attributable to the borrowings, would be borne entirely by the Common Stockholders.

      Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or borrow unless immediately after the borrowing or commercial paper or note issuance the value of the Fund's total assets less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount after deducting the amount of such dividend or other distribution. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or borrowing to the extent necessary to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Directors.

      If the Fund borrows, it may be subject to certain restrictions imposed by the lender. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these restrictions would impede NB Management from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

      During the time in which the Fund is utilizing leverage, the amount of the fees paid to NB Management for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's Managed Assets. Because dividends on Preferred Shares and/or payments on borrowings would be paid by the Fund at a specified rate, only the Fund's Common Stockholders would bear the Fund's fees and expenses.

      Unless and until the Fund utilizes leverage, the Common Shares will not be leveraged and this section will not apply.


                           INTEREST RATE TRANSACTIONS

      The Fund may, but is not required to, enter into interest rate transactions, including those described below, to hedge against interest rate risks inherent in its underlying investments and capital structure.

SWAPS AND CAPS

      In connection with the Fund's anticipated use of leverage, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed-rate payment in exchange for the counterparty's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's leverage. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund's leverage.

      Interest rate caps require the Fund to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

      The Fund will usually enter into interest rate swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the Fund's net payment obligations under any interest rate swap or cap transaction, marked to market daily. The Fund will not treat such amounts as illiquid for purposes of the 15% limitation on investments in illiquid securities.

      The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate instruments could enhance or harm the overall performance of the Common Shares. To the extent that there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline and thus could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the Common Shares by limiting the Fund's maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares if the premium paid by the Fund to the counterparty exceeds the additional cost of the leverage that the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of entering into interest rate swaps or caps other than as described in this Prospectus. The Fund would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage. The Fund will monitor any interest rate swap or cap transactions with a view to ensuring that it remains in compliance with all applicable tax requirements.

      Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap or cap to offset the costs of the leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the interest rate swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

      Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that NB Management believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NB Management will regularly monitor public information about the financial stability of a counterparty to an interest rate swap or cap transaction in a proactive effort to protect the Fund's investments.

      In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

      The Fund may choose or be required to redeem some or all Preferred Shares or prepay any borrowings. Such a redemption or prepayment would likely result in the Fund's seeking to terminate early all or a portion of any interest rate swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.

FUTURES AND OPTIONS ON FUTURES

      The Fund may also purchase and sell futures contracts and options on futures contracts to hedge interest rate risk. A futures contract is a two-party agreement to buy or sell a specified amount of a specified security, such as U.S. Treasury securities, for a specified price at a designated date, time and place. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times when a futures contract is outstanding. The Fund may sell futures contracts as an offset against the effect of expected increases in interest rates and may purchase futures contracts as an offset against the effect of expected declines in interest rates. The Fund will enter into futures contracts only if they are traded on domestic futures exchanges and are standardized as to maturity date and underlying financial instrument.

      The Fund will purchase or sell options on futures contracts only to hedge interest rate risks. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures contract position by the writer of the option to the holder of the option will be accompanied by delivery of any accumulated balance in the writer's futures contract margin account. If the Fund sells ("writes") options on futures contracts, it will segregate cash or liquid securities in an amount necessary to cover its obligations under the option and will mark such amounts to market daily.

                                      RISKS

      The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program, and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Your Common Shares at any point in time may be worth less than the amount you invested, even after taking into account the reinvestment of Fund dividends and other distributions.

NEWLY ORGANIZED

      The Fund is newly organized and has no operating history or history of public trading.

INVESTMENT RISK

      An investment in the Fund is subject to investment risk, including possible loss of the entire amount that you invest.

COMMON STOCK RISK

      Your investment in Common Shares will represent an indirect investment in REIT shares, other securities of Real Estate Companies and other equity and debt securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. In addition, the price of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase. The Fund currently intends to utilize leverage, which magnifies common stock risk. See "--Risk of Leverage" below.

PREFERRED STOCK RISK

      The Fund will have substantial exposure to preferred stocks. Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving income on this position. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers' call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock. The Fund currently intends to utilize leverage, which magnifies preferred stock risk. See "--Risk of Leverage" below.

RISKS OF SECURITIES OF REAL ESTATE COMPANIES

      The Fund will invest in real estate indirectly through securities issued by Real Estate Companies, including REITs. Because of the Fund's policies of indirect investments in real estate and concentration in the securities of companies in the real estate industry, it is subject to risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; general and local economic conditions; unavailability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs of cleaning up environmental problems and contamination; limitations on, or unavailability of, insurance on economic terms; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; changes in valuation due to the impact of terrorist incidents on a particular property or area, or on a segment of the economy; and changes in interest rates.

      The value of the Common Shares will also depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on the securities of Real Estate Companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objective.

      Real property investments are subject to varying types and degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (E.G., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing.

      If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities, and its ability to pay dividends, will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants.

      The performance of the economy in each of the regions in which the real estate owned by the Real Estate Company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

      In addition, real estate investments are relatively illiquid and, therefore, the ability of Real Estate Companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A Real Estate Company may also have joint venture investments in certain of its properties, and consequently its ability to control decisions relating to such properties may be limited.

      As discussed below, real property investments are also subject to risks that are specific to the investment sector or type of property in which the Real Estate Companies are investing.

      RETAIL PROPERTIES. Retail properties are affected by the overall health of the economy. A retail property may be adversely affected by the growth of alternative forms of retailing (for example, catalog or on-line shopping), bankruptcy, decline in drawing power, a shift in consumer demand due to

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

demographic changes and/or changes in consumer preference (for example, to discount retailers), spending patterns and other trends in the retail industry. A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property. Retail properties in general may suffer from declines in consumer spending, which may result from economic downturns or changes in consumer habits. Changes in market rental rates, competitive market forces, the inability to collect rent due to bankruptcy or insolvency of tenants or otherwise and changes in market rates of interest could also have an adverse effect on retail properties.

      COMMUNITY CENTERS. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by the bankruptcy of those tenants. In some cases, a tenant may have a significant number of leases in one community center and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

      OFFICE AND INDUSTRIAL PROPERTIES. Office and industrial properties generally require their owners to expend significant amounts for general capital improvements, tenant maintenance and improvements and costs of reletting space. Increases in real estate construction costs, insurance premiums and interest rates could adversely affect office and industrial properties. Industrial properties are also subject to tenant defaults and bankruptcies that could affect their collection of outstanding receivables. In addition, office and industrial properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office and industrial properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants or in the economy as a whole. The risk of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

      HOTEL PROPERTIES. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism (which may be affected by terrorist activities), increases in fuel costs and other expenses of travel, changes to regulations of operating, liquor and other licenses, and adverse effects of general and local economic conditions. Because hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties. Also, hotels may be operated pursuant to franchise, management and lease agreements that may be terminable by the franchiser, the manager or the lessee. Hotel properties may be adversely affected if there is an economic decline in the business of the franchiser, the manager or the lessee. On the other hand, it may be difficult to terminate an ineffective operator of a hotel property after a foreclosure of the property. Hotel properties may also be adversely affected by the bankruptcy or insolvency of their tenants.

      HEALTHCARE PROPERTIES. Healthcare properties and healthcare providers are affected by several significant factors, including: (1) federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution rates, equipment, personnel and other factors regarding operations;
(2) continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); (3) competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis; (4) deterioration, including bankruptcy, of tenants; (5) occupancy rates; and (6) the general distress of the healthcare industry.

      Governmental laws and regulations relating to healthcare are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and, consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

      MULTIFAMILY/RESIDENTIAL PROPERTIES. The value and successful operation of a multifamily and residential property may be affected by a number of factors, such as changes in the national, regional and local economic climate, the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, oversupply of units due to new construction or a reduction in the demand for multifamily living and tenant competition. In addition, multifamily and residential properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

      SELF-STORAGE PROPERTIES. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and adverse effects of general and local economic conditions in general and with respect to rental rates and occupancy levels.

      Other factors may contribute to the level of risk of real estate investments.

      INSURANCE ISSUES. Certain Real Estate Companies may have disclosed in connection with the issuance of their securities that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among Real Estate Companies. Moreover, there are certain types of extraordinary losses that may be uninsurable or not economically insurable. Substantial increases in certain insurance premiums since the terrorist attacks of September 11, 2001 may cause some Real Estate Companies to reduce their coverage. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. If a property sustains damage as a result of an earthquake, even if the Real Estate Company maintains earthquake insurance, it may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. A massive earthquake or other event could threaten the financial viability of some insurance companies. It may be difficult or impossible to find commercial insurance against certain types of losses, such as those stemming from floods or mold damage. If any type of uninsured loss occurs, the Real Estate Company could lose its investment in, and anticipated profits and cash flows from, a number of properties, which would adversely impact the Fund's investment performance.

      LEVERAGE. Real Estate Companies, including REITs, may be highly leveraged, and financial covenants may affect the ability of those companies to operate effectively. Real Estate Companies are subject to risks normally associated with debt financing. If the principal payments of a Real Estate Company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the Real Estate Company's cash flow may not be sufficient to repay all maturing debt outstanding.

      In addition, a Real Estate Company's obligation to comply with covenants contained in agreements with its lenders, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict the Real Estate Company's range of operating activity. A Real Estate Company may therefore be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions that may be beneficial to the operation of the Real Estate Company.

      ENVIRONMENTAL RISKS. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a Real Estate Company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as governmental fines and liabilities for injuries to persons and property and other costs. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such Real Estate Company, and, as a result, the amount available to make distributions on its shares could be reduced.

      SMALLER COMPANIES. Even the larger Real Estate Companies tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the share's price than is the case with larger company shares. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's share price than is the case for a larger company. Further, smaller company shares may perform differently in different cycles than larger company shares. Accordingly, Real Estate Company shares can be more volatile than -- and at times will perform differently from -- large company shares such as those found in the DJIA.

      TAX AND RELATED ISSUES. REITs are subject to highly technical and complex provisions in the Code. It is possible that the Fund may invest in securities of a Real Estate Company that purports to be a REIT but fails to qualify as such under the Code. In the event of any such unexpected failure to qualify as a REIT, the Real Estate Company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. A REIT could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain its exemption from registration under the 1940 Act, either of which could adversely affect the operations of such REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a creditor or lessor and may incur substantial costs associated with protecting its investments. There is a risk that future changes in U.S. tax laws may affect the tax treatment of REITs and their stockholders.

      Like a regulated investment company, a REIT that satisfies a minimum distribution requirement for a taxable year is not required to pay federal income tax on its income and realized capital gains for that year that it distributes to its stockholders. See "Tax Matters." Also like a regulated investment company, a REIT must make annual distributions to avoid a non-deductible 4% federal excise tax on certain undistributed real estate investment trust taxable income and capital gain net income. To avoid the imposition of federal income and excise taxes, REITs generally make distributions in December each year (or make distributions in January that are treated for federal income tax purposes as made on the preceding December 31). For financial statement purposes, when those amounts are received, they will be included in the Fund's income and realized gains, respectively, even though some part thereof may later be recharacterized by the REIT as a return of the Fund's investment in those shares.

      TERRORISM. Terrorist attacks may adversely affect or even destroy completely the value of individual properties or wide areas. Economic disruption or recession stemming from such attacks can reduce the value of real property of all kinds. Such attacks can also disrupt business and tourism, either in a particular city or in the nation as a whole, which can adversely affect the value of properties in particular industries, E.G., hotels and retail establishments. Higher insurance costs may adversely affect Real Estate Companies, and certain Real Estate Companies may be unable to obtain certain kinds of insurance.

INTEREST RATE RISK

      Interest rate risk is the risk that fixed-income investments such as corporate and other debt securities, preferred shares, U.S. government obligations, and to a lesser extent dividend-paying common stocks and shares such as REIT common shares, will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. Generally, the longer the maturity of a fixed-income security, the more its value falls in response to a given rise in interest rates. The Fund's investment in such securities means that the net asset value and market price of Common Shares will tend to decline if market interest rates rise. Because investors generally look to REITs for a stream of income, and because many REITs are leveraged, the prices of REIT shares may be more sensitive to changes in interest rates than are other equity securities. Since interest rates are at historical lows, it is likely that they will rise in the near future.

      The Fund intends to utilize leverage, which magnifies the interest rate risks. See "--Risk of Leverage" below. The Fund intends to use interest rate swaps, interest rate caps, futures contracts and options on futures contracts to help control interest rate risks. See "Interest Rate Transactions."

CREDIT RISK

      The Fund could lose money if the issuer of a debt security, or the counterparty to a derivatives contract or other obligation, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In general, lower-rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or distributions.

      If rating agencies lower their ratings on debt securities in the Fund's portfolio, the value of those obligations could decline, which could negatively impact the rating agencies' ratings of any Preferred Shares and increase the dividend rate that the Fund must pay on Preferred Shares. Even if an issuer does not actually default, adverse changes in the issuer's financial condition or other factors affecting an issuer directly, such as management changes, labor relations, financial leverage, collapse of key suppliers or customers, or material changes in overhead, may negatively affect its credit rating or presumed creditworthiness. These developments, along with factors affecting the industry in which a particular issuer operates, such as competition or technological advances, would adversely affect the market value of the issuer's obligations and, correspondingly, the net asset value of the Fund.

REINVESTMENT RISK

      Income from the Fund's investments in debt securities will decline if and when the Fund invests the proceeds from matured, traded or called debt securities at market interest rates that are below the Fund's current earnings rate. A decline in income could affect the Common Shares' market price or their overall return.

CALL RISK

      Some debt and preferred securities allow the issuer to call them for early repayment. Issuers of such securities will often call them when interest rates are low. To the extent this occurs, the Fund may not benefit fully from the increase in market value that other debt securities experience when rates decline. In addition, the Fund likely would have to reinvest the proceeds of the payoff at current yields, which are lower than those paid by the callable security that was paid off.

EXTENSION RISK

      During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.

CONVERTIBLE SECURITY RISK

      Convertible securities generally offer lower interest or dividend yelds than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when that stock price is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock, and convertible securities generally have less potential for gain or loss than common stocks. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before that company's common stockholders. Consequently, an issuer's convertible securities generally entail less risk than its common stock. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations. In addition, contingent payment convertible securities allow the issuer to claim deductions based on its non-convertible cost of debt, which generally will result in deductions in excess of the actual cash payments made on the securities (and accordingly, holders will recognize income in amounts in excess of the cash payments received).

INFLATION RISK

      Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of payments at future dates. As a result of inflation, the real value of the Common Shares and distributions can decline. In addition, during any periods of inflation, the cost of any variable-rate leverage would likely increase, which would tend to further reduce returns to Common Stockholders.

DEFLATION RISK

      Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

RISKS OF BELOW-INVESTMENT GRADE QUALITY SECURITIES

      Below-investment grade quality debt securities (also called high-yield securities) are commonly referred to as "junk bonds." Below-investment grade quality securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. The principal amount of below-investment grade quality debt securities outstanding has proliferated in the past decade as an increasing number of issuers have used below-investment grade quality debt securities for corporate financing. Issuers of below-investment grade quality debt securities may be highly leveraged and may not have available to them more traditional methods of financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If interest rates rise sharply, the number of defaults by below-investment grade quality debt securities is likely to increase.

      The prices of below-investment grade quality securities have been found to be less sensitive to interest rate changes than higher-quality investments but more sensitive to adverse economic downturns or individual corporate developments. Since investors generally perceive that there are greater risks associated with below-investment grade quality securities, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower-quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher-quality segments of the debt securities market, resulting in greater yield and price volatility.

      If an issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

      The secondary markets in which below-investment grade quality securities are traded may be less liquid than the market for higher-grade securities. There are fewer dealers in the market for below-investment grade quality securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher-quality instruments. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular below-investment grade quality security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of Common Shares. Valuation of securities that are illiquid or that trade infrequently often requires the exercise of greater judgment. Adverse publicity and investor perceptions may decrease the values and liquidity of below-investment grade quality securities.

      It is reasonable to expect that any adverse economic conditions could disrupt the market for below-investment grade quality securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may have an adverse impact on the market for below-investment grade quality securities.

FOREIGN SECURITIES RISK

      The prices of foreign securities may be affected by factors not present in U.S. markets, including:

      o CURRENCY EXCHANGE RATES. The dollar value of the Fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

      o FOREIGN POLITICAL, SOCIAL, DIPLOMATIC AND ECONOMIC CONDITIONS. The value of the Fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

      o REGULATIONS. Foreign companies and market participants generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

      o MARKETS. The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

      o TAXATION - Withholding and other non-U.S. taxes may decrease the Fund's return.

      Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Unanticipated political and social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

FORWARD FOREIGN CURRENCY CONTRACTS RISK

      NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of net asset value in the event of a general rise in the U.S. dollar against foreign currencies. However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge or proxy-hedge had not been established. If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using Forward Contracts to protect the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because Forward Contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. A Fund may experience delays in the settlement of its foreign currency transactions.

ILLIQUIDITY RISK

      The Fund may invest up to 15% of its total assets in securities that are illiquid at the time of investment, which means a security that cannot be sold within seven days at a price that approximates the price at which the Fund is carrying it. Illiquid securities may trade at a discount from more liquid investments that are otherwise comparable, and may be subject to wider and more rapid fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities at a favorable time or price.

MORTGAGE-BACKED SECURITIES RISK

      Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of mortgage-backed securities may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity to that of a longer-term instrument. The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the mortgage-backed securities markets as a whole. In addition, mortgage-backed securities are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, the credit risk can be reduced by third-party guarantees or other forms of credit support.

MANAGEMENT RISK

      The Fund is subject to management risk because it is an actively managed investment portfolio. Neuberger Berman, the Asset Allocation Committee and the portfolio management staff will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

RISK OF LEVERAGE

      Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Shares. These include the possibility of higher volatility of the net asset value of the Common Shares and potentially more volatility in their market value. So long as the Fund is able to realize a higher net return on the portfolio securities that it purchases with the proceeds from any leverage than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Shares to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the portfolio securities purchased with the proceeds of such leverage, the benefit of leverage to holders of Common Shares will be reduced, and if the then-current cost of any leverage were to exceed the net return on the portfolio securities purchased with the proceeds of such leverage, the Fund's leveraged capital structure would result in a lower rate of return to Common Stockholders than if the Fund were not so leveraged. The costs of using leverage are borne entirely by the Fund's Common Stockholders. There can be no assurance that the Fund's leverage strategy will be successful.

      Because Preferred Shares would have a fixed liquidation value, any decline in the net asset value of the Fund's investments will be borne entirely by Common Stockholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Stockholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. The Fund currently intends to issue Preferred Shares representing approximately 33% of the Fund's total assets immediately after the time of issuance. See "Use of Leverage."

      To the extent that the Fund is required or elects to redeem any Preferred Shares, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Stockholders. In addition, such a redemption or prepayment would likely result in the Fund's seeking to terminate early all or a portion of any interest rate swap or cap. See "Interest Rate Transactions."

      The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for the Preferred Shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may also result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on Common Shares in certain instances.

      Because the fees received by NB Management are based on the Managed Assets of the Fund (including the proceeds of any leverage), NB Management has a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between NB Management and the Common Stockholders.

INTEREST RATE TRANSACTIONS RISK

      The Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the interest rate swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund. See "Interest Rate Transactions."

DERIVATIVES RISK

      Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). The Fund may invest in a variety of derivative instruments, such as options, futures contracts and swap agreements and may engage in short sales for hedging purposes or to seek to enhance its returns.

The Fund may use derivatives as a substitute for taking a position in an underlying security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives to add leverage to the portfolio. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as illiquidity risk, interest rate risk, credit risk, leverage risk, and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument it could lose more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by Common Stockholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

MARKET PRICE DISCOUNT FROM NET ASSET VALUE

      The Fund has been structured as a closed-end management investment company because (unlike open-end mutual funds) (i) the securities of closed-end funds are not redeemable at the option of the holder, which enables Neuberger Berman to invest substantially all of the Fund's assets in pursuit of the Fund's investment objective and (ii) closed-end funds have greater flexibility in the utilization of leverage. Nonetheless, shares of closed-end management investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares relatively soon after completion of this offering. The net asset value of the Common Shares will be reduced immediately following the offering as a result of the payment of the sales load and the Common Share offering costs up to and including $0.04 per Common Share. The net asset value of Common Shares will be further reduced by the underwriting fees and issuance costs of any Preferred Shares, if and when offered. Whether an investor will realize gain or loss on the sale of Common Shares will depend not on the Fund's net asset value but on whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. The market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions, and other factors beyond the Fund's control. The Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.

TAX RISK

      The Fund may invest in preferred securities, convertible securities, REIT securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. See "Tax Matters."

      The tax treatment of any "tax-advantaged dividends" may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the "sunset" provisions that currently apply to the favorable tax treatment of tax-advantaged dividends that would have the effect of repealing such favored treatment and reimposing higher tax rates applicable to ordinary income unless further legislative action is taken.

TERRORISM; EVENTS IN IRAQ

      Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war in Iraq and its aftermath, the continuing occupation of Iraq and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers or related groups of issuers. High-yield securities tend to be more volatile than higher-rated fixed-income securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high-yield securities than on higher-rated fixed-income securities. A similar disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and the Fund's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the Common Shares.

NON-DIVERSIFIED STATUS

      Because the Fund is classified as "non-diversified" under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. However, the Fund has adopted a policy that it will not invest more than 10% of its total assets in the securities of any one issuer. See "The Fund's Investments." Moreover, the Fund intends to diversify its investments to the extent necessary to maintain its status as a regulated investment company under the Code. See "Tax Matters."

CERTAIN AFFILIATIONS

      Certain broker-dealers may be considered to be affiliated persons of the Fund or Neuberger Berman. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

ANTI-TAKEOVER PROVISIONS

      The Fund's Articles and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert it to an open-end fund. These provisions could have the effect of depriving the Common Stockholders of opportunities to sell their Common Shares at a price higher than the then-current market price of the Common Shares. See "Anti-Takeover and Other Provisions in the Articles of Incorporation."

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

      The Board of Directors is broadly responsible for the management of the Fund, including general supervision of the duties performed by NB Management and Neuberger Berman, LLC. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT MANAGER

      NB Management will serve as the investment manager of the Fund. Subject to the general supervision of the Board of Directors, NB Management will be responsible for managing the investment activities of the Fund and the Fund's business affairs and other administrative matters. NB Management is located at 605 Third Avenue, New York, New York 10158-0180.

      Continuing an asset management history that began in 1939, NB Management provides investment management and advisory services to several investment company clients and other institutional investors, as well as to individuals. As of December 31, 2003, Neuberger Berman and its affiliates had $70.5 billion in assets under management.

      NB Management will retain Neuberger Berman, LLC to serve as sub-adviser to the Fund. See "Sub-Adviser" below. NB Management and Neuberger Berman, LLC are located at 605 Third Avenue, New York, New York 10158-3698 and are wholly-owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company, located at 745 Seventh Avenue, New York, New York 10019.

      The Asset Allocation Committee's members will consist of Jack L. Rivkin, Steven R. Brown, Richard S. Levine and Michelle B. Stein.

      Mr. Rivkin is an Executive Vice President, the Chief Investment Officer and head of the Research Department of Neuberger Berman, LLC with 35 years of industry experience. Mr. Rivkin also serves as Chairman and a Director of NB Management. From September 1995 to February 2002, he was an Executive Vice President of Citigroup Inc.

      Mr. Brown will serve as portfolio manager of the real estate portion of the Fund's portfolio. Mr. Brown is a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC. Mr. Brown joined Neuberger Berman in January 2002 to head up the firm's institutional and retail real estate securities effort. Until he joined Neuberger Berman, Mr. Brown managed institutional separate accounts and served as a Co-Portfolio Manager for the Cohen & Steers Equity Income Fund, Inc. and the Cohen & Steers Advantage Income Realty Fund, Inc. He joined Cohen & Steers in 1992. Prior to that, he was a debt rating analyst with S&P covering REITs, homebuilders and commercial mortgage securities. He has more than 15 years of experience analyzing and investing in REITs.

      Mr. Levine will serve as a portfolio manager of the Neuberger Berman, LLC Research portion of the Fund's portfolio. Mr. Levine is a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC. He has been a Portfolio Manager for separate accounts at Neuberger Berman since 1989, and in 2003 became a portfolio manager for a registered mutual fund. He also serves as a Director of Neuberger Berman Trust Company, N.A. Previously, Mr. Levine was a financial advisor specializing in investment, estate and tax planning, and employee benefits with Ayco/American Express. He has 21 years of industry experience.

      Ms. Stein will serve as a portfolio manager of the Neuberger Berman, LLC Research portion of the Fund's portfolio. Ms. Stein is a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC. She joined Neuberger Berman in 1979, became a Research Analyst in 1982 and has spent her entire career with the firm. In 1983, she became an Associate Equity Portfolio Manager and in 1988 was promoted to Portfolio Manager. Ms. Stein, with 25 years of industry experience, serves as a portfolio manager for separate accounts and institutional accounts.

SUB-ADVISER

      NB Management will retain Neuberger Berman, LLC to serve as the Fund's sub-adviser, responsible for providing investment recommendations and research.

      NB Management (and not the Fund) will pay for the services rendered by Neuberger Berman, LLC based on the direct and indirect costs to Neuberger Berman, LLC in connection with those services. Neuberger Berman, LLC also serves as sub-adviser for all of the open-end management investment companies and the other closed-end management investment companies managed by NB Management. Neuberger Berman, LLC and NB Management employ experienced professionals that work in a competitive environment.

MANAGEMENT AGREEMENT

      Pursuant to an investment management agreement between NB Management and the Fund (the "Management Agreement"), the Fund has agreed to pay NB Management a management fee payable on a monthly basis at the annual rate of % of the Fund's average daily Managed Assets for the services and facilities it provides. The liquidation preference of the Preferred Shares is not a liability or permanent equity. The Fund also pays NB Management a fee payable on a monthly basis at the annual rate of % of the Fund's average daily Managed Assets for services provided under an Administration Agreement.

      In addition to the fees of NB Management, the Fund pays all other costs and expenses of its operations, including compensation of its Directors (other than those affiliated with NB Management), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Preferred Shares, expenses of preparing, printing and distributing Prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

      NB Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund in the amounts, and for the time periods, set forth below (covering commencement of the Fund's
operations through     , 2011):

                     PERCENTAGE WAIVED (ANNUAL
                    RATE AS A PERCENTAGE OF NET  PERCENTAGE WAIVED (ANNUAL RATE
                      ASSETS ATTRIBUTABLE TO     AS A PERCENTAGE OF NET ASSETS
FISCAL PERIOD        COMMON SHARES--ASSUMING NO       ATTRIBUTABLE TO COMMON
ENDING______,          LEVERAGE IS ISSUED OR    SHARES--ASSUMING THE ISSUANCE OF
                           OUTSTANDING)               PREFERRED SHARES(2))
2004(1)                            %                             %
2005                               %                             %
2006                               %                             %
2007                               %                             %
2008                               %                             %
2009                               %                             %
2010                               %                             %
2011                               %                             %

(1) From the commencement of the Fund's operations.

(2) Assumes the issuance of Preferred Shares in an amount equal to 33% of the Fund's capital (after issuance).

      NB Management will discontinue waiving any portion of its fees beyond    ,
2011.

      Because the fees received by NB Management are based on the Managed Assets of the Fund (including assets represented by the proceeds of any leverage), NB Management has a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between NB Management and the holders of the

Fund's Common Shares. Because holders of Preferred Shares receive a specified rate of return, the Fund's investment management fees and other expenses, including expenses incurred in the issuance and maintenance of any leverage, are borne only by the Common Stockholders, and not by holders of Preferred Shares. See "Use of Leverage."

                                 NET ASSET VALUE

      The net asset value of the Common Shares is calculated by subtracting the Fund's total liabilities and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities the Fund holds plus cash and other assets). The per share net asset value is calculated by dividing the Fund's net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4 p.m. Eastern time, every day on which the NYSE is open. Information that becomes known to the Fund or its agent after the Fund's net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund's net asset value determined earlier that day.

      The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the last available bid price on that day. Securities traded primarily on the Nasdaq Stock Market are normally valued by the Fund at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (I.E., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Foreign securities are translated from the local currency into U.S. dollars using current exchange rates. The Fund values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the Directors of the Fund believe accurately reflects their fair value. The Fund's securities traded primarily in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of Common Shares have no ability to trade the Common Shares on the AMEX.

      If NB Management believes that the price of a security obtained under the Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Directors of the Fund believe accurately reflects fair value.

      Any interest rate swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any interest rate cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, any accrued payments to the Fund under such transactions will be assets of the Fund and any accrued payments by the Fund will be liabilities of the Fund.

                                  DISTRIBUTIONS

      The Fund intends to distribute its net investment income on a quarterly basis. At least annually, the Fund intends to distribute all of its net long- and short-term capital gains, if any. Both quarterly and annual distributions to holders of Common Shares will be made only after paying any accrued dividends on, or, if applicable, redeeming or liquidating, Preferred Shares, if any, and making interest and required principal payments on borrowings, if any.

      The Fund intends to seek exemptive relief from the SEC to permit it to adopt a Managed Dividend Policy. As more fully described below, a Managed Dividend Policy would permit the Fund to make regular cash distributions to Common Stockholders at a fixed rate per Common Share or at a fixed percentage of its net asset value that may include periodic distributions of net long- and short-term capital gains.

LEVEL-RATE DIVIDEND POLICY

      Prior to receiving exemptive relief for a Managed Dividend Policy and commencing with the Fund's first dividend, the Fund intends to make regular quarterly cash distributions to Common Stockholders at a fixed rate per Common Share based on its projected performance, which rate may be adjusted from time to time ("Level-Rate Dividend Policy"). The Fund's ability to maintain a Level-Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and dividends paid on Preferred Shares, if any, and interest and required principal payments on borrowings, if any.

      The initial distribution to Common Stockholders is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the commencement of this offering, depending upon market conditions. Over time, all the net investment income of the Fund will be distributed. The net income of the Fund will consist of all dividend and interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund will be accrued each day. In addition, the Fund currently expects that a portion of the cash flow it receives from Real Estate Companies and initially describes as "dividends" will later be characterized by the Real Estate Companies as a non-taxable return of capital to the Fund. In that event, amounts distributed to Common Stockholders may have to be subsequently recharacterized as a return of capital for tax purposes. See "Tax Matters."

      To permit the Fund to maintain more stable quarterly distributions, the Fund may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. The distributions paid by the Fund for any particular quarterly period may be more or less than the amount of net investment income actually earned by the Fund during the period, and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the Common

Shares' net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares' net asset value.

      While the Fund intends to pay a level dividend, investors should understand that there is no assurance that the Fund will always be able to pay a dividend, or that the dividend will be of any particular size.

MANAGED DIVIDEND POLICY

      Following the commencement of this offering, the Fund intends to file an exemptive application with the SEC seeking an order under the 1940 Act facilitating the implementation of a Managed Dividend Policy. If, and when, the Fund receives the requested relief, the Fund may, subject to the determination of its Board of Directors, implement a Managed Dividend Policy. If implemented, the Managed Dividend Policy would supercede the Level-Rate Dividend Policy.

      Under a Managed Dividend Policy, the Fund could make regular cash distributions to Common Stockholders, at a fixed rate per Common Share or a fixed percentage of its net asset value, that may include periodic distributions of net long- and short-term capital gains or, in certain circumstances, return of capital. Under a Managed Dividend Policy, if, for any distribution, the sum of net investment income and any net realized capital gains was less than the amount of the distribution, the difference would be distributed from the Fund's capital. Distributions would be treated as dividend income to the extent of the Fund's current and accumulated earnings and profits ("E&P"). If, for any fiscal year, the Fund's total distributions exceeded its E&P (an "Excess"), a Common Stockholder's share of the Excess would generally be treated as a tax-free return of capital up to the amount of the Common Stockholder's tax basis in the Common Shares, with any part of that share that exceeds such basis being treated as gain from the sale of those Common Shares. As with the Level-Rate Dividend Policy, the Fund currently expects that a portion of the cash flow it receives from Real Estate Companies and initially characterized as "dividends" will later be recharacterized as a non-taxable return of capital to the Fund. In that event, amounts distributed to Common Stockholders may have to be subsequently recharacterized after the distribution as a return of capital for tax purposes. See "Tax Matters." Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would accompany each quarterly distribution with respect to the estimated source of the distribution made, unless the exemptive order the Fund intends to seek eliminates that requirement.

      Any Excess would decrease the Fund's total assets and, as a result, would have the likely effect of increasing the Fund's expense ratio. There is a risk that, if, at any time during a fiscal year, the Fund's E&P are less than the distributions it makes under the Managed Dividend Policy, the Fund might not realize sufficient net investment income and/or capital gains later in that year to make up the shortfall (thus resulting in an Excess). In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

      There is no guarantee that the Fund will receive an exemptive order facilitating the implementation of a Managed Dividend Policy or, if such an order is received, that the Board of Directors will implement a Managed Dividend Policy.

      The Board of Directors reserves the right to change the dividend policy from time to time.

                           DIVIDEND REINVESTMENT PLAN

      Pursuant to the Fund's dividend reinvestment plan (the "Plan"), all Common Stockholders whose shares are registered in their own names will have all dividends and any capital gain distributions (referred to collectively in this section as "dividends") reinvested automatically in additional Common Shares by The Bank of New York, as agent for the Common Stockholders (the "Plan Agent"), unless the stockholder elects to receive cash. An election to receive cash may be revoked or reinstated at a stockholder's option. In the case of record stockholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record stockholder as representing the total amount registered in such stockholder's name and held for the account of beneficial owners who participate in the Plan. Stockholders whose shares are held in the name of a bank, broker or other nominee should contact the nominee for details. Such stockholders may not be able to transfer their shares to another nominee and continue to participate in the Plan. All dividends to stockholders who elect not to participate in the Plan (or whose bank, broker or other nominee elects not to participate on the stockholder's behalf), will be paid in cash to the record stockholder by The Bank of New York, as the Fund's dividend disbursement agent.

      Unless you (or your bank, broker or other nominee) elect not to participate in the Plan, the number of Common Shares you will receive as a result of a Fund dividend will be determined as follows:

      (1) If Common Shares are trading at or above their net asset value (minus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market) on the payment date, the Fund will issue new Common Shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date. Because Common Shares may be issued at less than their market price, Plan participants may get a benefit that non-participants do not.

      (2) If Common Shares are trading below their net asset value (minus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market) on the payment date, the Plan Agent will receive the dividend in cash and will purchase Common Shares in the open market, on the AMEX or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per Common Share paid by the Plan Agent may exceed the market price thereof on the payment date. If the market price per Common Share increases so that it equals or exceeds the net asset value per Common Share (minus estimated brokerage commissions) the Plan Agent will cease its purchases. Otherwise, the Plan Agent will use all dividends received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next dividend. If the Plan Agent is unable to invest the full dividend amount through the open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portions of such dividend amount, the Fund issue new Common Shares at the close of business of the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Common Share (minus estimated brokerage commissions) equals or is less than the market price per Common Share. Interest will not be paid on any uninvested cash payments.

      If you own Common Shares directly, you may withdraw from the Plan at any time and may also rejoin the Plan later. Contact the Plan Agent at the address below for information on how to do so. If you wish, the Plan Agent will sell the Common Shares and send you the proceeds, minus brokerage commissions.

      The Plan Agent maintains all record stockholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information record stockholders may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares held for you under the Plan.

      There is no brokerage charge for reinvestment of your dividends in Common Shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

      Automatically reinvested dividends are taxed in the same manner as cash dividends.

      The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from your broker. To obtain information on how to change your dividend option from the Plan to cash distributions, or vice versa, contact your broker or, if you own Common Shares directly, call the Plan Agent at 1-800-524-4458. The Plan Agent's address is The Bank of New York, Attn: Stock Transfer Administration, 101 Barclay Street, 11-E, New York, New York 10286.

                            CLOSED-END FUND STRUCTURE

      The Fund is a newly organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end management investment companies (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the stockholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the stockholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it more difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as leverage and investments in illiquid securities.

      Shares of closed-end funds frequently trade at a discount to their net asset value. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end management investment company. The Fund cannot assure you that its Board of Directors will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount. The conversion of the Fund to an open-end mutual fund would require stockholder approval. The anticipated issuance of Preferred Shares to provide investment leverage could make the conversion to an open-end mutual fund more difficult because of the voting rights of holders of Preferred Shares, the costs of redeeming Preferred Shares and other factors. See "Anti-Takeover and Other Provisions in the Articles of Incorporation." If the Fund converted to an open-end management investment company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the AMEX.

                              DESCRIPTION OF SHARES

COMMON SHARES

      The Articles authorize the issuance of 1 billion shares of capital stock. The Common Shares will be issued with a par value of $0.0001 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and non-assessable and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever Preferred Shares are outstanding, Common Stockholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions. See "Preferred Shares" below.

      The Common Shares are expected to be listed on the AMEX under the symbol "[ ]." The Fund intends to hold annual meetings of stockholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund must continue to meet the AMEX requirements in order for the Common Shares to remain listed.

      Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a stockholder determines to buy additional Common Shares or sell shares already held, the stockholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end funds may frequently trade on an exchange at prices higher or lower than net asset value.

      The market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund. The Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "--Preferred Shares" and the Statement of Additional Information under "Repurchase of Common Shares; Tender Offers; Conversion to Open-end Fund."

PREFERRED SHARES

      The Articles authorize the Board to create additional classes of stock, and it is currently contemplated that the Fund will issue one or more series of preferred stock, with rights as determined by the Board of Directors. Such shares may be issued by action of the Board of Directors without the approval of the Common Stockholders.

      In current market conditions, the Fund's Board of Directors anticipates authorizing an offering of Preferred Shares (representing approximately 33% of the Fund's total assets immediately after the time the Preferred Shares are issued) approximately one to three months after completion of the offering of Common Shares. Any such offering is subject to market conditions, a credit rating of AAA/Aaa from a rating agency, and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Stockholders described in this Prospectus. Although the terms of the Preferred Shares will be determined by the Board of Directors (subject to applicable law and the Fund's Articles) if and when it authorizes a Preferred Share offering, the Board expects that the Preferred Shares, at least initially, would likely pay cumulative dividends at rates determined over relatively shorter-term periods (such as 7 or 28 days). The dividend rate would be periodically redetermined through an auction or remarketing procedure. The Board of Directors has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the Preferred Shares will likely be as stated below.

      LIMITED ISSUANCE OF PREFERRED SHARES. The issuance of Preferred Shares is subject to certain limitations under the 1940 Act, including a limit on the aggregate liquidation value and the Fund's ability to declare cash dividends or other distributions on Common Shares under certain circumstances. See "Use of Leverage" and "Risks--Risk of Leverage."

      DISTRIBUTION PREFERENCE. The Preferred Shares will have complete priority over the Common Shares as to distribution of assets.

      LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

      VOTING RIGHTS. Preferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus, the Statement of Additional Information or the Articles and except as otherwise required by applicable law, holders of Preferred Shares will vote together with Common Stockholders as a single class.

      Holders of Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund's Directors. The remaining Directors will be elected by Common Stockholders and holders of Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Preferred Shares, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Preferred Shares will be required, in addition to the combined class vote of the holders of Preferred Shares and Common Shares. See "Anti-takeover and Other Provisions in the Articles of Incorporation" and the Statement of Additional Information under "Description of Shares--Preferred Shares--Voting Rights."

      REDEMPTION, REPURCHASE AND SALE OF PREFERRED SHARES. The terms of the Preferred Shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or repurchase Preferred Shares and resell any Preferred Shares so tendered. Any redemption or repurchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of Preferred Shares by the Fund will increase such leverage. See "Use of Leverage."

      The discussion above describes the Board of Directors' present intention with respect to a possible offering of Preferred Shares. If the Board of Directors determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Articles.

                      ANTI-TAKEOVER AND OTHER PROVISIONS IN THE
                              ARTICLES OF INCORPORATION

      The Articles and the Fund's Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

      The Articles require a vote by a majority of the Fund's Directors, including a majority of the Directors who are not "interested persons" of the Fund, as defined in the 1940 Act ("Independent Directors"), and the holders of at least 75% of the shares of the Fund's capital stock outstanding and entitled to vote, except as described below, to authorize (1) the Fund's conversion from a closed-end to an open-end management investment company; (2) any merger or consolidation or share exchange of the Fund with or into any other company; (3) the dissolution or liquidation of the Fund; (4) any sale, lease, or exchange of all or substantially all of the Fund's assets to any Principal Stockholder (as defined below); (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; (6) with certain exceptions, the issuance of any securities of the Fund to any Principal Stockholder for cash; or (7) any transfer by the Fund of any securities of the Fund to any Principal Stockholder in exchange for cash, securities or other property having an aggregate fair market value of $1 million or more; provided, with respect to (1) through (5), if such action has been authorized by the affirmative vote of at least 75% of the Fund's Directors, including a majority of the Independent Directors, then the affirmative vote of the holders of only a majority of the Fund's shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6) and (7), if such transaction has been authorized by the affirmative vote of at least 75% of the Fund's Directors, including a majority of the Independent Directors, no stockholder vote is required to authorize such action. The term "Principal Stockholder" means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund, and includes any associates or affiliates of such person or entity or of any member of the group. None of the foregoing provisions may be amended except by the vote of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon. The percentage vote required under these provisions is higher than that required under Maryland law or by the 1940 Act. The Board believes that the provisions of the Articles relating to such a higher vote are in the best interest of the Fund and its stockholders. Even if agreed to by the Fund, certain of the transactions described above may be prohibited by the 1940 Act. As noted above, holders of Preferred Shares vote together with Common Stockholders on all matters on which Common Stockholders vote. The 1940 Act also requires approval of the holders of a majority of the outstanding Preferred Shares, tallied separately, for any conversion from a closed-end to an open-end management investment company. As the 1940 Act also prohibits doing indirectly what cannot be done directly, a vote of the holders of Preferred Shares may be required to effect some of the other transactions described above if the effective result would be conversion of the Fund from a closed-end to an open-end structure.

      The Board is classified into three classes, each with a term of three years with only one class of Directors standing for election in any year. Such classification may prevent replacement of a majority of the Directors for up to a two-year period. Directors may be removed from office only for cause and only by vote of the holders of at least 75% of the shares entitled to be voted for such Director in an election of directors.

      Reference should be made to the Articles on file with the SEC for the full text of these provisions. See the Statement of Additional Information under "Certain Provisions in the Articles of Incorporation" for a discussion of the voting requirements applicable to certain other transactions.

                   REPURCHASE OF COMMON SHARES; TENDER OFFERS;
                           CONVERSION TO OPEN-END FUND

      The Fund is a closed-end management investment company and as such its Common Stockholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end management investment company may frequently trade at prices lower than net asset value. The Fund's Board of Directors will regularly monitor the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end management investment company. The Fund cannot assure you that its Board of Directors will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.

      If the Fund converted to an open-end management investment company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the AMEX. In contrast to a closed-end management investment company, stockholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

      Before deciding whether to take any action to convert the Fund to an open-end management investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its stockholders, and market considerations. Based on these considerations, even if the Fund's Common Shares should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its stockholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Common Shares; Tender Offers; Conversion to Open-end Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                   TAX MATTERS

      The following is a brief summary of certain federal tax considerations affecting the Fund and its stockholders. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes that stockholders are U.S. persons and hold Common Shares as capital assets. More detailed information regarding the tax consequences of investing in the Fund is in the Statement of Additional Information.

      The Fund intends to qualify for treatment as a regulated investment company under the Code. If the Fund so qualifies, which requires (among other things) that it distribute each taxable year to its stockholders at least 90% of its "investment company taxable income" (which generally includes dividends the Fund receives on portfolio securities, interest income, and the excess, if any, of net short-term capital gains over net long-term capital losses), the Fund will not be required to pay federal income tax on any income and gains it distributes to its stockholders, but such distributions generally will be taxable to you as a stockholder of the Fund when received.

      Under the "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements are satisfied by the Common Stockholder and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, "qualified dividends" means dividends received by the Fund from United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2009. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken.

      A dividend paid by the Fund to a Common Stockholder will not be treated as qualified dividend income of the Common Stockholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

      An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual stockholders.

      Dividends paid to you out of the Fund's investment company taxable income that are not attributable to qualified dividends generally will be taxable to you as ordinary income (at a maximum federal income tax rate of 35%, except as noted below) to the extent of the Fund's earnings and profits. Distributions to you of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxable to you as long-term capital gain, regardless of how long you have held your Fund shares. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated as a non-taxable return of capital that will reduce your tax basis in your Common Shares; the amount of any such distribution in excess of your basis will be treated as gain from a sale of your shares. The tax treatment of your distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Common Shares under the Plan. Stockholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.

      A distribution will be treated as paid to you on December 31 of a particular calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and is paid during January of the following year. Each year, the Fund will notify you of the tax status of distributions.

      At the end of a calendar year, REITs often change the category (e.g., ordinary income, capital gain distribution, or return of capital) of the distributions they have made during that year. If that occurs, the Fund may also have to re-categorize some of the distributions it has previously made to stockholders. These would be reflected in your annual Form 1099, together with other tax information.

      If you sell your Common Shares, you may realize a capital gain or loss in an amount equal to the difference between the amount realized and your adjusted tax basis in the shares sold, which gain or loss will be long-term or short-term depending on your holding period for the shares.

      The Fund may be required to withhold federal income tax (at the rate of 28% through 2010) from all taxable distributions payable if you:

       o fail to provide it with your correct taxpayer identification number;

       o fail to make required certifications; or

       o have been notified by the Internal Revenue Service that you are subject to backup withholding.

      Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

                                  UNDERWRITING

      Subject to the terms and conditions of a purchase agreement dated [ ,] 2004, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Common Shares set forth opposite the name of such underwriter.

                                                        NUMBER OF
              UNDERWRITER                             COMMON SHARES
              -----------                             -------------

                                                         _______
          TOTAL:....................                     =======

      The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the Common Shares sold under the purchase agreement if any of the Common Shares are purchased. In the purchase agreement, the Fund and NB Management have agreed to indemnify the underwriters against certain liabilities, including certain liabilities arising under the Securities Act of 1933, or to contribute payments the underwriters may be required to make for any of those liabilities.

      The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $[ ] per share. The sales load the Fund will pay of $[ ] per share is equal to [ ]% of the initial offering price. The underwriters may allow, and the dealers may allow, a discount not in excess of $[ ] per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed.

The following table shows the public offering price, sales load and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their over-allotment option.

                                     PER SHARE    WITHOUT OPTION   WITH OPTION
Public offering price                      $20.00        $[    ]         $[    ]
Sales load                                      $        $[    ]         $[    ]
Proceeds, before expenses, to the Fund          $        $[    ]         $[    ]

      The Fund's expenses of the offering are estimated at $[ ] and are payable by the Fund. NB Management has agreed to pay organizational expenses and offering costs of the Fund (other than sales load) that exceed $.04 per Common Share.

      The Fund has granted the underwriters an option to purchase up to [ ] additional Common Shares at the public offering price, less the sale load, within 45 days from the date of this prospectus solely to cover any over-allotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

      Until the distribution of the Common Shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing the Fund's Common Shares. However, the representatives may engage in transactions that stabilize the price of the Common Shares, such as bids or purchases to peg, fix or maintain that price.

      If the underwriters create a short position in the Common Shares in connection with the offering, i.e., if they sell more Common Shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing Common Shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the over-allotment option described above. Purchases of the Common Shares to stabilize the price or to reduce a short position may cause the price of the Common Shares to be higher than it might be in the absence of such purchases.

      Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

      The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the Common Shares to the underwriters pursuant to the purchase agreement and certain transactions relating to the Fund's Dividend Reinvestment Plan.

      The Fund anticipates that the underwriters may from time-to-time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities, and therefore can be expected to engage in portfolio transactions with the Fund.

      One or more of the underwriters of the Common Shares may also act as an underwriter of the Preferred Shares.

      NB Management has also agreed to pay a fee to [ ] payable quarterly at the annual rate of [ ]% of the Fund's Managed Assets during the continuance of the Management Agreement. The sum of this fee will not exceed 4.5% of the aggregate initial offering price of the Common Shares offered hereby. [ ] has agreed to provide certain after-market services to NB Management designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.

      In connection with the offering, the Underwriters or selected dealers may distribute prospectuses electronically.

      The addresses of the principal underwriters are: [        ].

                          CUSTODIAN AND TRANSFER AGENT

      The custodian of the assets of the Fund will be State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, stockholder services and dividend paying agent will be The Bank of New York, Attn: Stock Transfer Administration, 101 Barclay Street, 11-E, New York, New York 10286.

                                 LEGAL OPINIONS

      Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Kirkpatrick & Lockhart LLP, Washington, D.C., and for the Underwriters by [ ] and Cleary, Gottlieb, Steen & Hamilton, New York, New York.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Investment Objective, Policies and Limitations
Investment Strategies, Techniques and Risks
Portfolio Trading and Turnover Rate
Management of the Fund
Investment Management and Administration Services
Portfolio Transactions
Distributions
Description of Shares
Certain Provisions in the Articles of Incorporation
Repurchase of Common Shares; Tender Offers; Conversion to Open-end Fund
Tax Matters
Reports to Stockholders
Marketing, Performance-Related and Comparative Information
Custodian, Transfer Agent and Dividend Disbursing Agent
Independent Auditors
Counsel
Registration Statement
Report of Independent Auditors
Financial Statement
APPENDIX A--Certain Market and Performance Information                      A-1
APPENDIX B--Ratings of Corporate Bonds and Commercial Paper                 B-1

                               [          ] SHARES
                                  NEUBERGER BERMAN
                            DIVIDEND ADVANTAGE FUND INC.
                                    COMMON SHARES
                                  _________________

                                     PROSPECTUS

                              [                 ], 2004

                                  _________________

                                   [UNDERWRITERS]

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                              SUBJECT TO COMPLETION
     PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED                , 2004

                  NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
                       STATEMENT OF ADDITIONAL INFORMATION


      Neuberger Berman Dividend Advantage Fund Inc. (the "Fund") is a newly organized, non-diversified closed-end management investment company.

      This Statement of Additional Information ("SAI") relating to shares of common stock of the Fund ("Common Shares") is not a prospectus and should be read in conjunction with the Fund's Prospectus relating to Common Shares dated m 2004 ("Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Fund's Prospectus prior to purchasing such shares. You can get a free copy of the Prospectus from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180 or by calling 877-461-1899. You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission ("SEC"). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

      No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. The Prospectus and this SAI do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

      The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the name of the Fund are either service marks or registered trademarks of Neuberger Berman Management Inc. Neuberger Berman, LLC and NB Management are referred to collectively herein as "Neuberger Berman." (C)2004 euberger Berman Management Inc. All rights reserved.

     This Statement of Additional Information is dated                  , 2004.

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----

INVESTMENT OBJECTIVE, POLICIES AND LIMITATIONS...............................1


INVESTMENT STRATEGIES, TECHNIQUES AND RISKS..................................5


PORTFOLIO TRADING AND TURNOVER RATE.........................................37


MANAGEMENT OF THE FUND......................................................38


INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES...........................41


PORTFOLIO TRANSACTIONS......................................................46


DISTRIBUTIONS...............................................................51


DESCRIPTION OF SHARES.......................................................52


CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION.........................55


REPURCHASE OF COMMON SHARES; TENDER OFFERS; CONVERSION TO OPEN-END FUND.....56


TAX MATTERS.................................................................57


REPORTS TO STOCKHOLDERS.....................................................64


MARKETING, PERFORMANCE-RELATED AND COMPARATIVE INFORMATION..................64


CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT...................64


INDEPENDENT AUDITORS........................................................64


COUNSEL.....................................................................65


REGISTRATION STATEMENT......................................................65


REPORT OF INDEPENDENT AUDITORS..............................................66


FINANCIAL STATEMENT.........................................................67


APPENDIX A - CERTAIN MARKET AND PERFORMANCE INFORMATION....................A-1


APPENDIX B - RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER...............B-1

                 INVESTMENT OBJECTIVE, POLICIES AND LIMITATIONS

      The Fund's investment objective is total return, which is comprised of high current income, a portion of which may be tax-advantaged, and capital appreciation. There can be no assurance that the Fund will achieve its investment objective. Additional information concerning the characteristics of certain of the Fund's investments is set forth below.

      Unless otherwise specified, the investment objective, policies and limitations of the Fund are not fundamental. Any investment policy or limitation that is not fundamental may be changed by the Board of Directors of the Fund (the "Board") without stockholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the holders of a majority of the outstanding Common Shares and, if issued, preferred stock ("Preferred Shares") voting as a single class, as well as by the vote of the holders of a majority of the outstanding Preferred Shares tabulated separately. A "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or (ii) is less. These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act").

      Under normal market conditions, the Fund:

      o will invest at least 80% of its total assets in a combination of (1) income-producing common equity securities, preferred equity securities, securities convertible into equity securities and non-convertible debt securities issued by Real Estate Companies (including REITs), and (2) income-producing securities recommended, at time of investment, by the Neuberger Berman LLC Research Department that have a dividend yield greater than the dividend yield of the S&P 500 Index and other securities chosen by the portfolio managers, based on their potential for income and capital appreciation; and

      o may invest up to 20% of its total assets in other debt and equity securities and money market instruments.

      While the proportions of real estate company securities and income-producing securities recommended by the Neuberger Berman LLC Research Department will change over time to reflect the Asset Allocation Committee's evaluation of the markets, the Fund will, under normal market conditions, always invest at least 20% of its total assets in securities of real estate companies and at least 20% of its total assets in income producing securities recommended by the Neuberger Berman LLC Research Department.

      The Fund will not invest more than 10% of its total assets in the securities of any one issuer. The Fund may invest up to 15% of its total assets in securities of issuers in industrialized countries other than the United States, which may be denominated in currencies other than the U.S. dollar.

      With respect to investments in securities of Real Estate Companies, the Fund anticipates that, in current market conditions, it will invest primarily in "equity-oriented" REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents.

      With respect to investments in income-producing securities recommended by the Neuberger Berman LLC Research Department, the Fund anticipates that, in current market conditions, it will invest primarily in equity securities that have higher dividend yields than the average yield of the Standard & Poor's 500 Index. The Fund may also invest in non-equity income producing securities and equity securities that the Asset Allocation Committee believes will increase their dividends based on a projected catalyst or event. Certain of these securities may pay dividends that qualify for federal income taxation at rates applicable to long-term capital gain ("tax-advantaged dividends").

      The Fund's investment in debt securities may include below-investment grade quality debt securities (also called high-yield securities), which are commonly referred to as "junk bonds." Securities of below-investment grade quality are considered to be predominantly speculative with respect to capacity to pay interest and dividend income and repay principal.

      An Asset Allocation Committee will periodically allocate assets between real estate company securities and income-producing securities recommended by the Neuberger Berman LLC Research Department based on an analysis of relative historic and projected spreads and total returns - E.G. the differences in yield between asset classes, adjusted to reflect the Asset Allocation Committee's conclusions about their relative levels of risk. This analysis will be dependent upon a review of a variety of economic factors and expected rates of return, such as projected interest rate movements, industry cycles, volatility forecasts and secular and political trends. The Fund will seek to benefit as well from opportunistic, tactical asset allocation as values shift between income-producing asset classes.

      Unless otherwise indicated, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund. If, because of changes in the value of the Fund's portfolio, the asset coverage for any borrowings were to fall below 300%, this would limit the Fund's ability to pay dividends, and, therefore, the Fund intends to restore the 300% asset coverage as soon as practical in light of the circumstances.


      The Fund's fundamental investment policies and limitations are as follows:

      1. BORROWING. The Fund may not borrow money in excess of 33 1/3% of its total assets (including the amount of money borrowed) minus liabilities (other than the amount borrowed), except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes.

      2. COMMODITIES. The Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

      For purposes of the limitation on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

      3.    DIVERSIFICATION.  The Fund is non-diversified under the 1940 Act.

      4. NDUSTRY CONCENTRATION. The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund will invest greater than 25% of its total assets in the real estate industry. This limitation does not apply to U.S. Government and Agency Securities.

      5. LENDING. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of debt securities or (ii) by engaging in repurchase agreements.

      6. REAL ESTATE. The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Fund may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in REITs of any kind.

      7. SENIOR SECURITIES. The Fund may not issue senior securities, except as permitted under the 1940 Act.

      8. UNDERWRITING. The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("1933 Act").

      The following investment policies and limitations are non-fundamental:

      1. LENDING. Except for the purchase of debt securities, loans, loan participations or other forms of direct debt instruments and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

      2. MARGIN TRANSACTIONS. The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

      3. FOREIGN SECURITIES. The Fund may not invest more than 10% of the value of its total assets in securities of non-U.S. issuers located in countries considered by NB Management to be industrialized, which securities may be U.S. dollar-denominated or denominated in a currency other than the U.S. dollar. This policy does not limit investment in American Depositary Receipts ("ADRs") and similar instruments denominated in U.S. dollars, where the underlying security may be denominated in a foreign currency.

       4. INVESTMENTS IN ANY ONE ISSUER. At the close of each quarter of the Fund's taxable year, (i) no more than 25% of the value of its total assets may be invested in the securities of a single issuer and (ii) with regard to 50% of the value of its total assets, no more than 5% of the value of its total assets may be invested in the securities of a single issuer and the Fund may not hold more than 10% of an issuer's outstanding voting securities. These limitations do not apply to U.S. Government securities, as defined for tax purposes, or securities of another regulated investment company ("RIC"), as defined in Subchapter M of the Internal Revenue Code of 1986, as amended ("Code").

      Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Preferred Shares would be considered senior securities under the 1940 Act. The Fund may only issue Preferred Shares if the asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after such issuance.

      To the extent the Fund covers its commitment under a derivative instrument by the segregation of assets determined by NB Management to be liquid and/or by holding instruments representing offsetting commitments, such instrument will not be considered a "senior security" for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund's issuance of Preferred Shares.

      The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the fullest extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

      If rating agencies assign different ratings to the same security, NB Management will determine which rating it believes best reflects the security's quality and risk at that time, which may be the highest of the several assigned ratings.

      The Fund intends to apply for ratings for its Preferred Shares from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") and/or Fitch Ratings ("Fitch"). In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by Moody's and Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on holders of Common Shares ("Common Stockholders") or its ability to achieve its investment objective. The Fund currently anticipates that any Preferred Shares that it intends to issue initially would be given the highest ratings by Moody's ("Aaa"), S&P ("AAA") and/or Fitch ("AAA"), but no assurance can be given that such ratings will be obtained. Moody's, S&P and Fitch receive fees in connection with their ratings issuances.

      CASH MANAGEMENT AND TEMPORARY DEFENSIVE POSITIONS. For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and

Agency Securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

      Pursuant to an exemptive order received from the SEC, the Fund also may invest up to 25% of its total assets in shares of a money market fund managed by NB Management to manage uninvested cash and cash collateral received in connection with securities lending.

                   INVESTMENT STRATEGIES, TECHNIQUES AND RISKS

      The following information supplements the discussion of the Fund's investment objective, policies and techniques in the Prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund's principal strategies are discussed in the Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

      TAX-MANAGED INVESTING. Taxes are a major influence on the net returns that investors receive on their taxable investments. There are five components of the returns of a regulated investment company that invests in equities--price appreciation, distributions of tax-advantaged dividends, distributions of other investment income and distributions of realized short-term and long-term capital gains--which are treated differently for federal income tax purposes. Distributions of income other than tax-advantaged dividends and distributions of net realized short-term gains (on stocks held for one year or less) are taxed as ordinary income, at rates currently as high as 35%. Distributions of tax-advantaged dividends and net realized long-term gains (on stocks held for more than one year) are currently taxed at rates up to 15%. Returns derived from price appreciation are untaxed until the stockholder redeems his or her shares. Upon redemption, a capital gain (short-term if the stockholder has held his or her shares for one year or less, otherwise long-term) equal to the difference between the net proceeds of the redemption and the stockholder's adjusted tax basis is realized. As described in the Prospectus, the Fund seeks to achieve favorable after-tax returns in part by minimizing the taxes incurred by Stockholders in connection with the Fund's net investment income and net realized gains.

      REAL ESTATE COMPANIES. The Fund will not directly invest in real estate but rather in securities issued by Real Estate Companies. However, because of its fundamental policy to concentrate its investments in the securities of companies in the real estate industry, the Fund is subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates.

      Securities of Real Estate Companies include securities of REITs, commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

      REITs are sometimes informally characterized as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of Equity REITs and Mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

      The types of REITs described above are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for conduit income tax treatment under the Code and/or failing to maintain exemption from the 1940 Act.

      REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause the Fund to bear its proportionate share of the costs of the REITs' operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs. It is anticipated, although not required, that under normal circumstances a majority of the Fund's investments will consist of Equity REITs.

      The Fund may also invest in mortgage-backed securities. These are fixed-income securities that represent an interest in a pool of mortgages and entitle the holder to a payout derived from the payment of principal and interest on the underlying mortgages. Like other fixed-income securities, the value of mortgage-backed securities generally rises when market interest rates fall and falls when interest rates rise. These changes in value are more pronounced the longer the duration of the pool. However, because mortgagors have the option to refinance and pay off their mortgages early, the duration of a mortgage pool is somewhat unpredictable. When interest rates decline sufficiently, many mortgagors refinance. This will limit the Fund's ability to benefit from increases in value caused by a decline in rates. When rates increase, the value of mortgage-backed securities declines, and fewer mortgagors refinance, thereby extending the duration of the pool and accentuating the decline in value. Mortgage-backed securities are subject to the risk that mortgagors will default on their payments and the value of the underlying property will be inadequate to cover the loss. Mortgages that underlie securities issued by U.S. Government instrumentalities (such as Ginnie Mae, Fannie Mae and Freddie Mac, as defined below) generally must meet certain standards intended to reduce that risk and are usually guaranteed against such losses, but privately issued mortgage securities may not meet those standards or be guaranteed. Interests in Mortgage REITs, although they are equity securities, can be subject to many of the same risks as mortgage-backed securities.

      DIRECT DEBT INSTRUMENTS. Direct debt includes loan participations, notes, assignments and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. The Fund could buy all or part of a loan or participate in a syndicate organized by a bank. These loans may be secured or unsecured. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. Direct indebtedness of developing countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay interest and repay principal when due. See the additional risks described under "Foreign Securities" in this SAI.

      Because the Fund's ability to receive payments in connection with loan participations depends on the financial condition of the borrower, NB Management will not rely solely on a bank or other lending institution's credit analysis of the borrower, but will perform its own investment analysis of the borrowers. NB Management's analysis may include consideration of the borrower's financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Loan participations are not generally rated by independent rating agencies and therefore, investments in a particular loan participation will depend almost exclusively on the credit analysis of the borrower performed by NB Management and the original lending institution.

      There are usually fewer legal protections for owners of direct debt than conventional debt securities. Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, the Fund may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of the Fund may be subject to claims of the lead bank's creditors.

      Although some of the loans in which the Fund invests may be secured, there is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where the Fund purchases a loan through an assignment, there is a possibility that the Fund will, in the event the borrower is unable to pay the loan, become the owner of the collateral, and thus will be required to bear the costs of liabilities associated with owning and disposing of the collateral. There may not be a recognizable, liquid public market for loan participations.

      POLICIES AND LIMITATIONS. The Fund's policies limit the percentage of its assets that can be invested in the securities of issuers primarily involved in one industry. Legal interpretations by the SEC staff may require the Fund, in some instances, to treat both the lending bank and the borrower as "issuers" of a loan participation by the Fund. In combination, the Fund's policies and the SEC staff's interpretations may limit the amount the Fund can invest in loan participations.

      FIXED-INCOME SECURITIES. Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity ("interest rate risk"), market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly-rated securities, which react primarily to movements in the general level of interest rates.

      RATINGS OF FIXED-INCOME SECURITIES

      As discussed in the Prospectus, the Fund may purchase securities rated by S&P, Moody's, or any other rating agency. The ratings of any rating agency represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. Although the Fund may rely on the ratings of any rating agency, the Fund mainly refers to ratings assigned by S&P and Moody's, which are described in Appendix A. The Fund may also invest in unrated securities that are deemed comparable in quality by NB Management to the rated securities in which the Fund may permissibly invest.

      HIGH-QUALITY DEBT SECURITIES. High-quality debt securities are securities that have received a rating from at least one rating agency, such as S&P or Moody's, in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any rating agency, such as U.S. Government and Agency Securities, have been determined by NB Management to be of comparable quality.

      INVESTMENT GRADE DEBT SECURITIES. An investment grade debt security is a security that has received ratings, from all rating agencies that have rated it, in one of the four highest rating categories or, if not rated by any rating agency, has been determined by NB Management to be of comparable quality. Moody's deems securities rated in its fourth highest category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.

      BELOW INVESTMENT GRADE QUALITY DEBT SECURITIES. Lower-rated debt securities or "junk bonds" are those rated below the fourth highest category by rating agencies that have rated them (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. Although these securities generally offer higher yields than investment grade debt securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, or the securities may already be in default. See the additional risks described below for lower-rated debt securities.

       DURATION AND MATURITY

      Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal. NB Management utilizes duration as a tool in portfolio selection instead of the more traditional measure known as "term to maturity." "Term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond's likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond's price movement will be as interest rates change. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

      Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen the Fund's duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the inverse of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

      There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, NB Management, where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

      The Fund has no limits on the maturity of its individual investments. However, it generally intends to focus on securities with maturities of 10 years or less, and to have an assumed dollar weighted average portfolio maturity of five to seven years.

      RISKS OF CORPORATE LOANS.

      As in the case of junk bonds, the corporate loans in which the Fund may invest may be rated below investment grade by S&P or Moody's (BB or lower by S&P or Ba or lower by Moody's) or, if unrated by either of those entities, considered by NB Management to be of comparable quality. Corporate loans can be expected to provide higher yields than investment grade fixed income securities, but may be subject to greater risk of loss of principal and income. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. Such security and subordination arrangements are designed to give corporate loan investors preferential treatment over high yield bond investors in the event of a deterioration in the credit quality or default of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loan will be repaid in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted periodically, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate less than the value of other fixed rate high-yield securities as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high-yield bonds, and therefore present increased market risk relating to liquidity and pricing concerns.

      BELOW INVESTMENT GRADE QUALITY SECURITIES. The Fund may invest in below investment grade quality debt securities as well as non-investment grade preferred and convertible preferred securities and unrated securities determined by NB Management to be of comparable quality. Below investment grade quality debt securities are commonly referred to as "junk bonds." Bonds rated Baa or BBB are considered "investment grade" securities, although such bonds may be considered to possess some speculative characteristics.

      Below investment grade quality securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments and, therefore, carry greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Issues rated CCC/Caa and below may be in default.

      Below investment grade quality securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in below investment grade quality security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt securities. If an issuer of below investment grade quality securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of below investment grade quality securities structured as zero coupon securities (see "Zero Coupon Securities," below), their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile, than securities that pay interest periodically and in cash. NB Management seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

      The secondary market on which below investment grade quality securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a below investment grade quality security, and could adversely affect the net asset value of the Common Shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade quality securities, especially in a thinly-traded market. When secondary markets for below investment grade quality securities are less liquid than the market for higher-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on NB Management's research and analysis when investing in below investment grade quality securities. NB Management seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

      A general description of Moody's, S&P and Fitch ratings of bonds is set forth in Appendix B hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating below investment grade quality securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of below investment grade quality securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. NB Management does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

      The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency or NB Management downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NB Management may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by any rating agency. However, analysis of the creditworthiness of issuers of below investment grade quality securities may be more complex than for issuers of higher-quality debt securities.

      MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. Government agency or instrumentality (such as GNMA, Fannie Mae, and Freddie Mac), though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government Agency mortgage-backed securities or some form of non-governmental credit enhancement.

      Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market's perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

      Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, the Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Fund uses an approach that NB Management believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

      Mortgage-backed securities may be issued in the form of CMOs or collateralized mortgage-backed bonds ("CBOs"). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed "pass-through" securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO, (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

      Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. NB Management considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets the Fund's investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. The Fund may buy mortgage-backed securities without insurance or guarantees, if NB Management determines that the securities meet the Fund's quality standards. NB Management will, consistent with the Fund's investment objective, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

      ASSET-BACKED SECURITIES. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

      Certificates for Automobile Receivables(SM) ("CARS(SM)") represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARS(SM) if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.

      Credit card receivable securities are backed by receivables from revolving credit card agreements ("Accounts"). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer's ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders' payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

      Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

      The Fund may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to the Fund.


ASSET-BACKED SECURITIES RISK

      Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

      VARIABLE OR FLOATING RATE SECURITIES; DEMAND AND PUT FEATURES. Variable rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, monthly, or semi-annually); floating rate securities provide for automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, "Adjustable Rate Securities") ordinarily is determined by reference to a particular bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

      Adjustable Rate Securities frequently permit the holder to demand payment of the obligations' principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some Adjustable Rate Securities might not meet the Fund's quality standards. Accordingly, in purchasing these securities, the Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. The Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Fund to sell the security to the issuer or third party at a specified price. The Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

      WARRANTS. Warrants may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

      ILLIQUID SECURITIES. The Fund may invest up to 15% of its total assets in illiquid securities. Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities, repurchase agreements maturing in greater than seven days, written over-the-counter ("OTC") options, securities or other liquid assets being used as cover for such options, certain loan participation interests, fixed time deposits that are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits). Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the Board, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. The Fund's sale of some illiquid securities may be subject to legal restrictions that could be costly to it.

      REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers.

      POLICIES AND LIMITATIONS. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. The Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by its custodian or a bank acting as the Fund's agent.

      SECURITIES LOANS. The Fund may lend portfolio securities to banks, brokerage firms and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 101% of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed-upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. NB Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Fund can loan securities through a separate operating unit of Neuberger Berman, LLC ("Neuberger Berman") or an affiliate of Neuberger Berman, acting as agent. The Fund also can loan securities to Neuberger Berman and the Neuberger Berman affiliates (other than NB Management), subject to the conditions of the SEC order.

      POLICIES AND LIMITATIONS. The Fund may lend its securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Board. The collateral, which must be marked to market daily, must be equal to at least 102% of the market value of the loaned securities, which will also be marked to market daily.

      RESTRICTED SECURITIES AND RULE 144A SECURITIES. The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately-placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity. NB Management, acting under guidelines established by the Board, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

      Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Board believes accurately reflects fair value.

      REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

      POLICIES AND LIMITATIONS. Reverse repurchase agreements are considered borrowings for purposes of the Fund's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund's obligations under the agreement.

      FOREIGN SECURITIES. The Fund may invest in U.S. dollar-denominated securities of non-U.S. issuers and foreign branches of U.S. banks that are located in countries considered by NB Management to be industrialized; such securities include negotiable certificates of deposit ("CDs"), bankers' acceptances and commercial paper. Non-U.S. issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets and the lack of uniform accounting, auditing and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund's rights as investor.

      The Fund also may invest in equity, debt or other income-producing securities that are denominated in or indexed to foreign currencies, including
(1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits and bankers' acceptances issued by foreign banks, (3) obligations of other corporations and (4) obligations of foreign governments and their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Investing in foreign currency-denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (a) adverse changes in foreign exchange rates and (b) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions.

      Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

      Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

      Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

      The Fund may invest in ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and International Depositary Receipts ("IDRs"). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in a foreign currency. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

      POLICIES AND LIMITATIONS. To limit the risks inherent in investing in foreign currency denominated securities of non-U.S. issuers located in countries considered by NB Management to be industrialized, the Fund may not purchase such securities if, as a result, more than 25% of its total assets (taken at market value) would be invested in such securities. Within those limitations, however, the Fund is not restricted in the amount it may invest in securities denominated in any one foreign currency.

      Investments in securities of foreign issuers are subject to the Fund's quality standards. The Fund may invest only in securities of issuers in countries whose governments are considered stable by NB Management.

      COMMERCIAL PAPER. Commercial paper is a short-term debt security issued by a corporation, bank or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Board.

      BANK OBLIGATIONS. The Fund may invest in bank obligations, including negotiable CDs, banker's acceptances, fixed time deposits and deposit notes. A CD is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates on interest and typically have original maturities ranging from eighteen months to five years.

      Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon that availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulation. In addition, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.

      ZERO COUPON SECURITIES. The Fund may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security and the perceived credit quality of the issuer.

      Zero coupon securities are redeemed at face value when they mature. The discount on zero coupon securities ("original issue discount" or "OID") must be taken into income by the Fund as it accrues prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its investment company taxable income (including its accrued original issue discount) to its stockholders each year to avoid liability for federal income and excise tax, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. See "Tax Matters."

      The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality. Because these securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. This means that when interest rates fall, the values of zero coupon securities rise more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value falls more dramatically. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

      CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

      The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund and its ability to achieve its investment objective.

      INFLATION-INDEXED SECURITIES. The Fund may invest in U.S. Treasury securities whose principal value is adjusted daily in accordance with changes to the Consumer Price Index. Such securities are backed by the full faith and credit of the U.S. Government. Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on it than on a conventional bond.

      Because the coupon rate on inflation-indexed securities is lower than fixed-rate U.S. Treasury securities, the Consumer Price Index would have to rise at least to the amount of the difference between the coupon rate of the fixed rate U.S. Treasury issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate Treasury securities. Inflation-indexed securities are expected to react primarily to changes in the "real" interest rate (I.E., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

      Any increase in principal value of an inflation-indexed security is taxable in the year the increase occurs, even though holders do not receive cash representing the increase until the security matures. Because the Fund must distribute substantially all of its investment company taxable income (including its non-cash income such as those principal increases) to its stockholders to avoid payment of federal income and excise taxes, it may have to dispose of other  investments  under  disadvantageous  circumstances  to  obtain  the  cash necessary to distribute the accrued taxable income on inflation-indexed securities.

      SWAP AGREEMENTS. The Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

      Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. The risks of swap agreements depend upon the other party's creditworthiness and ability to perform, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and is largely unregulated.

      POLICIES AND LIMITATIONS. In accordance with SEC staff requirements, the Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

      DOLLAR ROLLS. In a "dollar roll," the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's net asset value ("NAV") and may be viewed as a form of leverage. A "covered roll" is a specific type of dollar roll in which the Fund holds an offsetting cash position or a cash-equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. NB Management monitors the creditworthiness of counterparties to dollar rolls.

      POLICIES AND  LIMITATIONS.  Dollar  rolls are  considered  borrowings  for
purposes  of  the  Fund's   investment   policies  and  limitations   concerning
borrowings.

      SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies. Such investment may be the most practical or only manner in which the Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. The Fund at times may invest in instruments structured as investment companies to gain exposure to the performance of a recognized securities index, such as the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") or for other appropriate purposes. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities. The Fund does not intend to invest in such funds unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

      POLICIES AND LIMITATIONS. Except for investments in a money market fund managed by NB Management for cash management purposes, the Fund's investment in securities of other registered investment companies is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate.

      Pursuant to an exemptive order received from the SEC, the Fund also may invest up to 25% of its total assets in shares of a money market fund managed by NB Management to manage uninvested cash and cash collateral received in connection with securities lending.

   FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, OPTIONS ON SECURITIES AND
                                    INDICES,
               FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES
                     (COLLECTIVELY, "FINANCIAL INSTRUMENTS")

      FUTURES CONTRACTS AND OPTIONS THEREON. The Fund may purchase and sell interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits the Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. The Fund views investment in (i) single stock interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

      For purposes of managing cash flow, the Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon, to increase its exposure to the performance of a recognized securities index, such as the S&P 500 Index.

      A "sale" of a futures contract (or a "short" futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

      U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission ("CFTC"); futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

      Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currency whenever it appears economically advantageous for it to do so.

      "Margin" with respect to a futures contract is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate and maintain the Fund's futures positions. The margin deposit made by the Fund when it enters into a futures contract ("initial margin") is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess variation margin will be paid to the Fund. In computing its NAV, the Fund marks to market the value of its open futures positions. The Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant or broker holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

      An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

      Although the Fund believes that the use of futures contracts and options will benefit it, if NB Management's judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund's overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Fund's futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

      Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

      Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position the Fund held, it could have an adverse impact on its NAV.

      Single stock and narrow-based security index futures, and options thereon, have not been permitted to trade in the United States until very recently. Therefore, it may be very difficult, at least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances. In addition, as some of the markets on which such instruments will trade are also new (such as derivatives transaction execution facilities or "DTEFs"), they have no operating history. In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counter-party to a contract executed on a DTEF.

      New options and futures contracts and other financial products may be developed from time to time. The Fund may invest in any such options, contracts and products as may be developed to the extent consistent with its investment objective and the regulatory requirements applicable to investment companies.

RISKS OF FUTURES AND OPTIONS ON FUTURES

      The use by the Fund of futures contracts and options on futures contracts to hedge interest rate risks involves special considerations and risks, as described below.

      Successful use of hedging transactions depends upon Neuberger Berman's ability to correctly predict the direction of changes in interest rates. While Neuberger Berman is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

      There might be imperfect correlation, or even no correlation, between the price movements of a futures or option contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.

      Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.

      There is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.

      There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to it, it will not enter into such transaction.

      POLICIES AND LIMITATIONS. The Fund may purchase and sell futures contracts and options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates. The Fund will not engage in transactions in futures and options on futures for speculation.

      The Fund may purchase and sell stock index futures contracts and options thereon. For purposes of managing cash flow, the managers may use such futures and options to increase the Funds' exposure to the performance of a recognized securities index, such as the S&P 500 Index.

      CALL OPTIONS ON SECURITIES. The Fund may write covered call options and may purchase call options on securities. The purpose of writing call options is to hedge (I.E., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income. Portfolio securities on which call options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with its investment objective.

      When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

      The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

      If a call option that the Fund has written expires unexercised, it will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

      When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

      POLICIES AND LIMITATIONS. The Fund may write covered call options and may purchase call options on securities. The Fund may also write covered call options and may purchase call options in related closing transactions. The Fund writes only "covered" call options on securities it owns (in contrast to the writing of "naked" or uncovered call options, which the Fund will not do).

      The Fund would purchase a call option to offset a previously written call option. The Fund also may purchase a call option to protect against an increase in the price of the securities it intends to purchase.

      PUT OPTIONS ON SECURITIES. The Fund may write and purchase put options on securities. The Fund will receive a premium for writing a put option, which obligates it to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

      When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

      Portfolio securities on which put options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with its investment objective. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, it will realize a gain in the amount of the premium.

      POLICIES AND LIMITATIONS. The Fund generally writes and purchases put options on securities for hedging purposes (e.G., to reduce, at least in part, the effect of price fluctuations of securities the Fund holds on its NAV).

      GENERAL INFORMATION ABOUT SECURITIES OPTIONS. The exercise price of an option may be below, equal to or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

      Options are traded both on U.S. national securities exchanges and in the OTC market. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a counter-party, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party's insolvency, the Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which the Fund may engage in OTC options transactions.

      The premium received (or paid) by the Fund when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by the Fund for writing an option is recorded as a liability on the Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.

      Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

      The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

      The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

      The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

      POLICIES AND LIMITATIONS. The Fund may use American-style options. The assets used as cover (or held in a segregated account) for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      PUT AND CALL OPTIONS ON SECURITIES INDICES. The Fund may purchase put and call options on securities indices and other financial indices to increase its exposure to the performance of a recognized securities index, such as the S&P 500 Index. In so doing, the Fund can pursue many of the same objective it would pursue through the sale or purchase of options on individual securities or other instruments.

      Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock
Exchange ("NYSE"), the American Stock Exchange ("AMEX"), and other U.S. and foreign exchanges. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

      The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indices on which options are available.

      Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

      POLICIES AND LIMITATIONS. For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by the Fund will be listed and traded on an exchange.

      FOREIGN CURRENCY TRANSACTIONS. The Fund may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price ("forward contracts"). The Fund also may engage in foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market.

      The Fund enters into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. The Fund does not engage in transactions in forward contracts for speculation; it views investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Fund or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

      Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

      At the consummation of a forward contract to sell currency, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

      NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise or decrease in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

      However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and if NB Management is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established. If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. The Fund may experience delays in the settlement of its foreign currency transactions.

      POLICIES AND LIMITATIONS. The Fund may enter into forward contracts for the purpose of hedging and not for speculation.

      OPTIONS ON FOREIGN CURRENCIES. The Fund may write and purchase covered call and put options on foreign currencies. Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. The Fund may use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the dollar equivalent of dividends, interest or other payments on those securities.

      COMBINED TRANSACTIONS. The Fund may enter into multiple transactions including multiple options transactions, multiple interest transactions and any combination of options and interest rate transactions, instead of a single Financial Instrument as part of a single or combined strategy when, in the judgment of NB Management, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on NB Management's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund's management objective.

      COVER FOR FINANCIAL INSTRUMENTS. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

      Securities held in a segregated account cannot be sold while the futures, options or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet current obligations. The Fund may be unable promptly to dispose of assets that cover, or are segregated with respect to, an illiquid futures, options or forward position; this inability may result in a loss to the Fund.

      POLICIES AND LIMITATIONS. The Fund will comply with SEC guidelines regarding "cover" for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities.

      GENERAL RISKS OF FINANCIAL INSTRUMENTS. The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select the Fund's securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that the Fund's use of Financial Instruments will be successful.

      The Fund's use of Financial Instruments may be limited by the provisions of the Code with which it must comply if it is to qualify for treatment as a RIC. See "Tax Matters." Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

      POLICIES AND LIMITATIONS. NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of the Fund's underlying securities or currency. NB Management intends to reduce the risk that the Fund will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

      REGULATORY LIMITATIONS ON USING FINANCIAL INSTRUMENTS. To the extent the Fund sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

      ACCOUNTING CONSIDERATIONS FOR FINANCIAL INSTRUMENTS. When the Fund writes an option, an amount equal to the premium it receives is included in its Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When the Fund purchases an option, the premium the Fund pays is recorded as an asset in that statement and is subsequently adjusted to the current market value of the option.

      In the case of a regulated futures contract the Fund purchases or sells, an amount equal to the initial margin deposit is recorded as an asset in its Statement of Assets and Liabilities. The amount of the asset is subsequently adjusted to reflect changes in the amount of the deposit as well as changes in the value of the contract.

      BORROWING AND LEVERAGE. The Fund is authorized to borrow amounts up to 33 1/3% of its total assets (including the amount borrowed) minus liabilities (other than the amount borrowed). The use of borrowed funds involves the speculative factor known as "leverage." The Fund's Articles of Incorporation ("Articles") authorize the Board to create additional classes of stock, and it is currently contemplated that the Fund will issue one or more classes of preferred stock. Preferred stock would permit the Fund to assume leverage in an amount up to 50% of its total assets. Preferred stock, including, when issued, the Preferred Shares, would have a priority on the income and assets of the Fund over the Common Shares and would have certain other rights with respect to voting and the election of Directors. In certain circumstances, the net asset value of and dividends payable on Common Shares could be adversely affected by such preferences. The use of leverage creates an opportunity for increased returns to holders of the Common Shares but, at the same time, creates special risks. The Fund will utilize leverage only when there is an expectation that it will benefit the Fund. To the extent the income or other gain derived from securities purchased with the proceeds of borrowings or preferred stock issuances exceeds the interest or dividends the Fund would have to pay thereon, the Fund's net income or other gain would be greater than if leverage had not been used. Conversely, if the income or other gain from the securities purchased through leverage is not sufficient to cover the cost of such leverage, the Fund's total return would be less than if leverage had not been used. If leverage is used, in certain circumstances, the Fund could be required to liquidate securities it would not otherwise sell in order to satisfy dividend or interest obligations. The Fund may also borrow up to an additional 5% of its total assets for temporary purposes without regard to the foregoing limitations. See "Investment Objective, Policies and Limitations." This could include, for example, borrowing on a short-term basis in order to facilitate the settlement of portfolio securities transactions.

      WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such transactions prior to the date it actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions. These transactions involve a commitment by the Fund to purchase securities that will be issued at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases are negotiated directly with the other party, and such commitments are not traded on exchanges.

      When-issued and delayed delivery transactions enable the Fund to "lock in" what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or delayed delivery basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the seller fails to complete the sale, the Fund may lose the opportunity to obtain a favorable price.

      The value of securities purchased on a when-issued or delayed delivery basis and any subsequent fluctuations in their value are reflected in the computation of the Fund's NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. A significant percentage of the Fund's assets committed to the purchase of securities on a "when-issued" or "delayed delivery" basis may increase the volatility of its net asset value and may limit the flexibility to manage its investments. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date.

      POLICIES AND LIMITATIONS. The Fund will purchase securities on a when-issued or delayed delivery basis only with the intention of completing the transaction and actually taking delivery of the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.

      When the Fund purchases securities on a when-issued or delayed delivery basis, it will deposit in a segregated account with its custodian, until payment is made, appropriate liquid securities having an aggregate market value
(determined daily) at least equal to the amount of the Fund's purchase commitments. This procedure is designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued and delayed delivery purchases. Subject to the requirement of maintaining a segregated account, no specified limitation exists as to the percentage of the Fund's assets that may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

      STRUCTURED NOTES AND OTHER HYBRID INSTRUMENTS. The Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of its portfolio (and, thereby, decreasing its exposure to interest rate risk. Like other sophisticated strategies, the Fund's use of structured notes may not work as intended; for example, the change in the value of the structured notes may not match very closely the change in the value of bonds that the structured notes were purchased to hedge.

      The Fund may invest in other types of "hybrid" instruments that combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

      Certain issuers of structured products, such as hybrid instruments, may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. See "Securities of Other Investment Companies."

RISKS OF EQUITY SECURITIES

      Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities and warrants. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation's stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants.

      To the extent this Fund invests in such securities, the value of securities held by the Fund will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, the stock markets can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Fund's NAV per share, which will fluctuate as the value of the securities held by the Fund change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

INVESTMENT INSIGHT

RATIONALE FOR INVESTING IN THE FUND'S COMMON SHARES

      Based upon Neuberger Berman's evaluation of historical data, Neuberger Berman believes that investments in securities of Real Estate Companies generally have fared better, during periods of economic weakness or uncertainty, than other market sectors due in part to the long-term nature of most real estate leases. Further, Neuberger Berman believes that investment in securities of Real Estate Companies historically has offered the opportunity for higher current income than is available by investment in other classes of securities, such as U.S. government securities and broader market equity securities, such as those that make up the S&P 500 Index. Neuberger Berman also believes that investment in Real Estate Companies historically has offered attractive opportunities for long-term capital appreciation, which would provide investors with relatively attractive risk-adjusted total returns. In addition, Neuberger Berman believes, based upon its evaluation of historical data, that investments in securities of Real Estate Companies have exhibited low correlation in performance to the performance of other major asset classes of equity and debt securities, as measured by the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. As a result, investment in the Fund may provide the opportunity to add an alternative asset class to an investor's overall portfolio.

      [Rationale for investing in other income-producing securities recommended by the Neuberger Berman LLC Research Department to be filed by amendment.]

      The foregoing rationale and beliefs of Neuberger Berman are based in part on assessments of publicly available information concerning the past performance of securities of Real Estate Companies and other income producing securities in general, in comparison to other major asset classes of debt and equity securities. Such information is set forth in "Appendix A--Certain Market and Performance Information."

INVESTMENT  PROCESS

      The Neuberger Berman investment process for the real estate portion of the Fund's portfolio emphasizes internally-generated investment ideas derived from both top-down analysis of property sectors and bottom-up research on real estate securities. The investment process utilizes a relative valuation model that ranks securities on a daily basis and allows for a discrete buy/sell process.

      Neuberger Berman's investment process for the real estate portion of the Fund's portfolio consists of four primary investment areas: (1) macro research;
(2)  property  sector  research;   (3)  company  research;   and  (4)  portfolio
management.

      Macro research consists of an overall assessment of the economy and expectations for economic growth on a national basis as well as a regional basis. Macro research is considered essential in the construction of a real estate securities portfolio as a result of the breadth of lease duration levels among the respective property sectors. Macro research is also required in determining the level of demand across the primary property sectors. The resources available to conduct macro research include in-house economic research, Wall Street analysts and numerous economic reports.

      Property sector research is emphasized as a result of Neuberger Berman's belief that prudent property sector selection will produce consistent levels of investment performance versus an appropriate benchmark. Historically, there has been a material level of divergence in investment results among the core property sectors (multi-family, office, industrial and retail). The investment team seeks to identify property sector valuation disparities through the construction of and analysis of relative valuation models among the property sectors within the REIT industry. Property sector valuations are analyzed on both a relative and absolute basis. Relative valuation analysis is important because the investment team, with respect to the Real Estate Company security asset class, seeks to be fully invested in real estate securities at all times.

      Neuberger Berman's real estate securities research endeavors to focus its investment efforts on those firms that demonstrate attractive prospects for satisfactory levels of earnings growth and earnings consistency, as well as dividend growth and coverage. The companies with the most attractive fundamental attributes are then screened according to pricing factors that may be important indicators of potential share price performance versus peers. Some of the pricing factors that Neuberger Berman focuses on include multiple-to-long-term earnings growth and net asset value-to-price. Neuberger Berman also assigns a quantitative score to its assessment of management and management strategy. A company's strategy and its ability to execute that strategy as well as the public market's acceptance of that strategy are considered a key company attribute in the investment review process. The fundamental research and pricing components of the investment process are combined to identify attractively priced securities of companies with relatively favorable long-term prospects. Neuberger Berman will also consider the relative liquidity of each security in the construction of the Fund's portfolio.

      Portfolio construction consists of overweighting and underweighting specific property types, individual securities and geographic regions based on the previously described investment process. Portfolio weightings are measured against the appropriate benchmarks. In order to control risk, Neuberger Berman seeks to maintain a portfolio that is representative of the major property sectors and geographic regions.

      [Investment process for income producing securities recommended by the Neuberger Berman LLC Research Department to be filed by amendment.]

                         PORTFOLIO TRADING AND TURNOVER RATE

      The Fund cannot accurately predict its turnover rate but anticipates that its annual turnover rate will not exceed 70%. The Fund's turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year. The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Higher turnover rates can result in corresponding increases in the Fund's transaction costs, which must be borne by the Fund and its stockholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions attributable to those gains will be taxable at ordinary income rates for federal income tax purposes. Other than for consideration of tax consequences, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities.

                             MANAGEMENT OF THE FUND

Directors and Officers
----------------------

      The Board is broadly responsible for overseeing the management of the business and affairs of the Fund, including general supervision of the duties performed by NB Management and Neuberger Berman, LLC. Subject to the provisions of the Fund's Articles, its Bylaws and Maryland law, the Board has all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund's officers. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund's management and sub-advisory agreements and other principal agreements.

      The following tables set forth information concerning the Directors and officers of the Fund. All persons named as Directors and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman, LLC.

The Board of Directors
----------------------

--------------------------------------------------------------------------------
                                                Number of
                                                Portfolios
                                                in Fund      Other Directorships
Name, Age,                                      Complex      Held Outside Fund
Address(1) and                                  Overseen by  Complex by Director
Position with Fund  Principal Occupation(s)(2)  Director
--------------------------------------------------------------------------------
                    [To be filed by amendment.]
--------------------------------------------------------------------------------


(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each person has held the positions shown for at least the last five years. The Board of Directors shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meetings of stockholders held in 2006, 2007, and 2005, respectively, and at each third annual meeting of stockholders thereafter.


Information About the Officers of the Fund (Other Than Those Listed Above)
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Position and Length of
                            ----------------------
Name, Age, and Address (1)      Time Served (2)          Principal Occupation(s)
--------------------------      ---------------          -----------------------
--------------------------------------------------------------------------------
[To be filed by amendment.]
--------------------------------------------------------------------------------
____________________

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Committees
----------

      The  Board  has  established   several  standing   committees  to  oversee
particular aspects of the Fund's management. The standing committees of the Board are described below.

      AUDIT COMMITTEE. The Audit Committee's purposes are (a) to oversee the Fund's accounting and financial reporting processes, its internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditors; and (e) to act as a liaison between the Fund's independent auditors and the full Board. The Audit Committee is composed entirely of Independent Fund Directors; its members are [_________________________].

      CODE OF ETHICS COMMITTEE. The Code of Ethics Committee oversees the administration of the Fund's Code of Ethics, which restricts the personal securities transactions of employees, officers, and Directors. Its members are [_________________________].

      CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for review and oversight of the Fund's principal contractual arrangements. Its members are [_________________________].

      EXECUTIVE  COMMITTEE.  The  Executive  Committee has all the powers of the
Directors   when  the   Directors   are  not  in   session.   Its   members  are
[_________________________].

      NOMINATING COMMITTEE. The Nominating Committee is responsible for nominating individuals to serve as Directors, including as Independent Fund Directors, as members of committees, and as officers of the Fund. The Nominating Committee is composed entirely of Independent Fund Directors; its members are [_________________________]. The Committee will consider nominees recommended by stockholders; stockholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Dividend Advantage Fund Inc., 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180.

      PORTFOLIO TRANSACTIONS COMMITTEE. The Portfolio Transactions Committee from time to time reviews, among other things, quality of execution of portfolio trades, actual and potential uses of portfolio brokerage commissions, agency cross-transactions, information relating to the commissions charged by Neuberger Berman and Lehman Brothers Holdings, Inc. ("Lehman") to the Fund and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability, reports prepared by third party consultants regarding the execution of the Fund's trades and the consideration given to alternative trading systems. The Committee is composed entirely of Independent Fund Directors; its members are [_________________________].

      PRICING COMMITTEE. The Pricing Committee oversees the procedures for pricing the Fund's portfolio securities, and from time to time may be called upon to establish or ratify the fair value of portfolio securities for which market prices are not readily available. Its members are [_________________________].

      The Fund's Articles provide that the Fund will indemnify its Directors and officers against liabilities and expenses to the extent permitted by Maryland law and the 1940 Act. This means that the Fund will indemnify its officers and Directors against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Fund. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested Directors based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Directors have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.


Compensation
------------

      The Directors' compensation and other costs of their joint meetings are allocated pro rata based on the assets of each investment company in the Neuberger Berman Fund Complex. It is estimated that the Directors will receive the amounts set forth in the following table from the Fund for the fiscal year ending , 2004. For the calendar year ended December 31, 2003, the Directors received the compensation set forth in the following table for serving as Trustees or Directors of other investment companies in the "Fund Complex." Each officer and Director who is a Director, officer, partner or employee of NB Management, Neuberger Berman or any entity controlling, controlled by or under common control with NB Management or Neuberger Berman serves without any compensation from the Fund.

      The following table sets forth information concerning the compensation of the Directors of the Fund. The Fund does not have any retirement plan for its Directors.



                              TABLE OF COMPENSATION
                              ---------------------

                                   Estimated Aggregate   Total Compensation from Fund
                                   Compensation          and Neuberger Berman Fund
Name and Position with the Fund    from the Fund*        Complex Paid to Directors
-------------------------------    --------------        -------------------------

[To be filed by amendment.]

      * Since the Fund has not completed its first fiscal year, compensation is estimated based upon payments to be made by the Fund during the current fiscal year and upon relative net assets of the NB Management Fund Complex. The estimate is for the fiscal year ending , 2004.

Ownership of Securities
-----------------------

      Since the Fund has not yet commenced operations, none of the Directors own Fund shares as of the date of this SAI.

      Set forth below is the dollar range of equity securities owned by each Director as of December 31, 2003.

            ------------------------------------------------------------
                                 Aggregate Dollar Range of Equity
                                 Securities in all Registered Investment
            Name of Director     Companies Overseen by Director in
                                 Family of Investment Companies*
            ------------------------------------------------------------
            [To be filed by amendment.]
            ------------------------------------------------------------

* Valuation as of December 31, 2003.

Independent Fund Directors Ownership of Securities
--------------------------------------------------

      [To be filed by amendment.]


Codes of Ethics
---------------

      The Fund, NB Management and Neuberger Berman, LLC have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Directors. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Fund managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their funds or taking personal advantage of investment opportunities that may belong to the Fund. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.


                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator
------------------------------------

      NB Management will serve as the investment manager to the Fund pursuant to a management agreement with the Fund, dated as of , 2004 ("Management
Agreement"). NB Management also provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds and other registered investment companies. As of December 31, 2003, NB Management and its affiliates had approximately $70.5 billion in assets under management. NB Management is located at 605 Third Avenue, New York, New York 10158-0180.

      The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund's assets. The Management Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although NB Management has no current plans to pay a material amount of such compensation.

      The Management Agreement provides that NB Management shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. In the event that litigation against NB Management, in connection with its obligations under the Management Agreement or Administration Agreement (described below), ends with a determination that NB Management acted without culpability, the Fund will reimburse NB Management for reasonable attorney's fees and other expenses. In the event a matter ends without a court ruling on NB Management's culpability, any unresolved issue will be determined by a committee of disinterested Directors who were not party to the suit or by an opinion of independent legal counsel. The Fund may advance expenses to NB Management if (1) a committee of non-party disinterested Directors or independent legal counsel determines that NB Management is likely to prevail, and (2) the Fund is adequately assured of repayment in the event of an adverse result.

      NB Management provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, Directors, and employees of the Fund who are officers, Directors, or employees of NB Management. Two Directors of NB Management (who are also officers of Neuberger Berman, LLC), who also serve as officers of NB Management, currently serve as Directors and officers of the Fund. See "Directors and Officers."

      Pursuant to the Management Agreement, the Fund has agreed to pay NB Management an annual management fee, payable on a monthly basis, at the annual rate of 0.70% of the Fund's average daily total assets (including the assets attributable to the proceeds from any financial leverage) minus liabilities (other than liabilities related to any leverage) (the "Managed Assets"). The liquidation preference of the Preferred Shares is not a liability or permanent equity.

      NB Management provides facilities, services, and personnel to the Fund pursuant to an administration agreement with the Fund, dated as of _____, 2004 ("Administration Agreement"). Under the Administration Agreement, NB Management also provides certain stockholder, stockholder-related, and other services that are not furnished by the Fund's stockholder servicing agent. NB Management provides the direct stockholder services specified in the Administration Agreement and assists the stockholder servicing agent in the development and implementation of specified programs and systems to enhance overall stockholder servicing capabilities. NB Management solicits and gathers stockholder proxies, performs services connected with the Fund's exchange listing, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

      For administrative services, the Fund pays NB Management at the annual rate of 0.25% of average daily Managed Assets. With the Fund's consent, NB Management may subcontract to third parties some of its responsibilities to the Fund under the Administration Agreement. In addition, the Fund may compensate such third parties for accounting and other services.

      All fees and expenses are accrued daily and deducted before payment of dividends to investors.

      From the commencement of the Fund's operations through ____________, 2011, NB Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund in the amounts, and for the time periods, set forth below:


------------------------------------------------------------------------------------
                          PERCENTAGE WAIVED (ANNUAL     PERCENTAGE WAIVED (ANNUAL
                         RATE AS A PERCENTAGE OF NET   RATE AS A PERCENTAGE OF NET
                        ASSETS ATTRIBUTABLE TO COMMON     ASSETS ATTRIBUTABLE TO
FISCAL PERIOD                SHARES - ASSUMING NO        COMMON SHARES - ASSUMING
ENDING ____________,     PREFERRED SHARES ARE ISSUED      THE ISSUANCE PREFERRED
                               OR OUTSTANDING)                  SHARES(2))
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
2004(1)                                 %                             %
------------------------------------------------------------------------------------
2005                                    %                             %
------------------------------------------------------------------------------------
2006                                    %                             %
------------------------------------------------------------------------------------
2007                                    %                             %
------------------------------------------------------------------------------------
2008                                    %                             %
------------------------------------------------------------------------------------
2009                                    %                             %
------------------------------------------------------------------------------------
2010                                    %                             %
------------------------------------------------------------------------------------
2011                                    %                             %
------------------------------------------------------------------------------------

(1)   From the commencement of the Fund's operations.

(2) Assumes the issuance of Preferred Shares in an amount equal to 33% of the Fund's net assets (after issuance).

      NB Management will discontinue waiving any portion of its fees beyond ________________, 2011.

      The Management Agreement continues until , 2006. The Management Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Directors who are not "interested persons" of NB Management or the Fund ("Independent Fund Directors"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Directors or by a 1940 Act majority vote of the outstanding stock in the Fund. The Administration Agreement continues for a period of two years after the date the Fund became subject thereto. The Administration Agreement is renewable from year to year, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Directors, and (2) by the vote of a majority of the Fund Directors or by a 1940 Act majority vote of the outstanding stock in the Fund.

      The Management Agreement is terminable, without penalty, on 60 days' written notice either by the Fund or by NB Management. The Administration Agreement is terminable, without penalty, on 60 days' written notice either by NB Management or by the Fund. Each Agreement terminates automatically if it is assigned.

      Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by NB Management, including, without limitation, fees and expenses of Directors who are not "interested persons" of NB Management or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to stockholders, expenses of meetings of stockholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing stockholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Board. The Fund may have an obligation to indemnify its officers and Directors with respect to such litigation.

Sub-Adviser
-----------

      NB Management will retain Neuberger Berman, LLC, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to the Fund pursuant to a sub-advisory agreement dated as of _____, 2004 ("Sub-Advisory Agreement").

      The Sub-Advisory Agreement provides in substance that Neuberger Berman, LLC will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its officers and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services. Neuberger Berman also serves as sub-adviser for all of the other investment companies managed by NB Management.

      The Sub-Advisory Agreement continues until _____, 2006, and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Fund by the Directors or a 1940 Act majority vote of the outstanding stock in the Fund, by NB Management, or by

Neuberger Berman on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreement also terminates automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

      The Sub-Advisory Agreement provides that Neuberger Berman shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Board Consideration of the Management and Sub-advisory Agreements
-----------------------------------------------------------------

      [To be filed by amendment.]

Management and Control of NB Management and Neuberger Berman
------------------------------------------------------------

      Neuberger Berman and NB Management are wholly owned by Lehman, a publicly owned company. The directors, officers and/or employees of NB Management, Neuberger Berman and Neuberger Berman Inc. who are deemed "control persons," all of whom have offices at the same address as NB Management and Neuberger Berman, are: Kevin Handwerker, Jeffrey B. Lane, Robert Matza, Jeffrey S. Maurer, Heidi
L. Steiger, Jack L. Rivkin and Peter E. Sundman. Mr. Sundman and Mr. Rivkin are Directors and officers of the Fund.

      Lehman is one of the leading global investment banks serving the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide. Founded in 1850, Lehman maintains leadership positions in equity and fixed income sales, trading and research, investment banking, private equity, and private client services. The firm is headquartered in New York, London, and Tokyo and operates in a network of offices around the world. Lehman's address is 745 Seventh Avenue, New York, New York 10019.

      According to a Schedule 13G jointly filed on February 12, 2003 by AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Conseil Vie Assurance Mutuelle, and AXA Courtage Assurance Mutuelle (collectively, the "Mutuelles AXA"), AXA ("AXA"), and AXA Financial, Inc., a subsidiary of AXA ("AFI"): (a) the Mutuelles AXA, which as a group control AXA, and AXA beneficially own 14,663,847 shares of common stock of Lehman solely for investment purposes and have sole voting power with respect to 7,928,133 of such shares, shared voting power with respect to 1,232,544 of such shares, and sole dispositive power with respect to all of such shares, and (b) 13,880,365 of such shares are beneficially owned by Alliance Capital Management L.P., a subsidiary of AFI, and the remainder of such shares are beneficially owned by other affiliates of AXA. Addresses of the joint filers are as follows: the Mutuelles AXA, 370, rue Saint Honore, 75001 Paris, France and 26, rue Louis le Grand, 75002 Paris, France; AXA, 25, avenue Matignon, 75008 Paris, France; and AFI, 1290 Avenue of the Americas, New York, New York 10104.

                             PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions
-----------------------------------------------

      Investment decisions for the Fund and for the other investment advisory clients of NB Management are made independently of one another with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund may also be appropriate for other clients served by NB Management. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by NB Management is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by NB Management. NB Management may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the clients involved. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. Although in some cases these arrangements may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Directors that the desirability of the Fund's having its advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

      The Fund is subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Fund, other Neuberger Berman funds, and other managed accounts) and personnel of Neuberger Berman and the Neuberger Berman affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

      The Fund is included in an order from the SEC that permits the Fund to pay Neuberger Berman, and Neuberger Berman to receive, compensation for services as a securities lending intermediary, subject to certain conditions. These services are provided by a separate operating unit of Neuberger Berman under the supervision of NB Management who is not involved in the securities lending intermediary's lending agency operations. Neuberger Berman will receive as compensation a reasonable fee based on revenues earned by the Fund through the securities lending program. The order also permits Neuberger Berman and other affiliated broker-dealers of the Fund to borrow portfolio securities from the Fund, subject to certain conditions.

      The Fund may, from time to time, loan portfolio securities to Neuberger Berman, Lehman and to other affiliated broker-dealers ("Affiliated Borrowers") in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by the Fund to Affiliated
Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by the Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Directors. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Funds. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Fund and reported to the Board of Directors.

Proxy Voting
------------

      The Board has delegated to Neuberger Berman the responsibility to vote proxies related to the securities held in the Fund's portfolios. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its stockholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

      Neuberger Berman has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Fund. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

      Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. ("ISS") to vote proxies in accordance with Neuberger Berman's voting guidelines.

      Neuberger Berman's guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

      In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

      If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

      Beginning September 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

Brokerage and Research Services
-------------------------------

      Neuberger Berman and Lehman act as principal brokers for the Fund, subject to periodic evaluation by the Portfolio Transactions Committee of the quality and cost of execution.

      In effecting securities transactions, the Fund generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. The Fund plans to continue to use Neuberger Berman and/or Lehman as its broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund's knowledge, no affiliate of the Fund receives give-ups or reciprocal business in connection with its securities transactions.

      The use of Neuberger Berman and Lehman as brokers for the Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Fund and NB Management have expressly authorized Neuberger Berman and Lehman to retain such compensation, and Neuberger Berman and Lehman have agreed to comply with the reporting requirements of Section 11(a).

      Under the 1940 Act, commissions paid by the Fund to Neuberger Berman and Lehman in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Fund's policy that the commissions paid to Neuberger Berman and Lehman must be (1) at least as favorable as commissions contemporaneously charged by each of Neuberger Berman and Lehman on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman or Lehman acts as a clearing broker for another brokerage firm and customers of Neuberger Berman and Lehman considered by a majority of the Independent Directors not to be comparable to the Fund, and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management's judgment. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman and Lehman. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman and Lehman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

      A committee of Independent Directors from time to time reviews, among other things, information relating to the commissions charged by Neuberger
Berman and Lehman to the Fund and to its other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman and Lehman effect brokerage transactions for the Fund must be reviewed and approved no less often than annually by a majority of the Independent Directors.

      To ensure that accounts of all investment clients, including the Fund, are treated fairly in the event that Neuberger Berman or Lehman receives transaction instructions regarding a security for more than one investment account at or about the same time, Neuberger Berman and Lehman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price.

      Under policies adopted by the Board of Directors, Neuberger Berman and Lehman may enter into agency cross-trades on behalf of the Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman or Lehman would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Fund cannot be an account over which Neuberger Berman or Lehman exercises investment discretion. A member of the Board of Directors who is not affiliated with Neuberger Berman or Lehman reviews confirmation of each agency cross-trade in which the Fund participates.

      The Fund expects that it will execute a portion of its transactions through brokers other than Neuberger Berman and Lehman. In selecting those brokers, NB Management will consider the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility, and may consider research and other investment information provided by those brokers.

      In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers and industries as well as economic and financial data). Such research may sometimes be available for cash purchase. While the receipt of such services has not reduced Neuberger Berman's normal internal research activities, Neuberger Berman's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. Research obtained in this manner may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those clients whose brokerage commissions are used to acquire the research services described herein, a practice specifically permitted by the federal securities laws. With regard to allocation of brokerage to acquire research services, Neuberger Berman always considers its best execution obligation.

      A committee comprised of officers of NB Management and employees of Neuberger Berman who are portfolio managers of several Neuberger Berman registered investment companies, or series thereof, (collectively, "NB Funds") and some of Neuberger Berman's managed accounts ("Managed Accounts") evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

      The commissions paid to a broker other than Neuberger Berman and Lehman may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Fund by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing other Neuberger Berman funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting fund transactions on behalf of the other NB Funds and by Neuberger Berman from brokers effecting fund transactions on behalf of the Managed Accounts may be used for the Fund's benefit.

      The Asset Allocation Committee's members will consist of Jack L. Rivkin, Steven R. Brown, Richard S. Levine and Michelle B. Stein.

      Mr. Rivkin is an Executive Vice President, the Chief Investment Officer and head of the Research Department of Neuberger Berman, LLC with 35 years of industry experience. Mr. Rivkin also serves as Chairman and a Director of NB Management. From September 1995 to February 2002, he was an Executive Vice President of Citigroup Inc.

      Mr. Brown will serve as portfolio manager of the real estate portion of the Fund's portfolio. Mr. Brown is a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC. Mr. Brown joined Neuberger Berman in January 2002 to head up the firm's institutional and retail real estate securities effort. Until he joined Neuberger Berman, Mr. Brown managed institutional separate accounts and served as a Co-Portfolio Manager for the Cohen & Steers Equity Income Fund, Inc. and the Cohen & Steers Advantage Income Realty Fund, Inc. He joined Cohen & Steers in 1992. Prior to that, he was a debt rating analyst with S&P covering REITs, homebuilders and commercial mortgage securities. He has more than 15 years of experience analyzing and investing in REITs.

      Ms. Stein will serve as a portfolio manager of the non-real estate income-producing securities portion of the Fund's portfolio. Ms. Stein is a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC. She joined Neuberger Berman in 1979 as a Research Analyst and has spent her entire career with the firm. In 1983, she became an Associate Equity Portfolio Manager and in 1988 was promoted to Portfolio Manager. Ms. Stein, with 25 years of industry experience, serves as a portfolio manager for separate accounts and another registered mutual fund.

      Mr. Levine will serve as a portfolio manager of the non-real estate income-producing securities portion of the Fund's portfolio. Mr. Levine is a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC. He has been a Portfolio Manager for separate accounts at Neuberger Berman since 1989, and in 2003 became a portfolio manager for a registered mutual fund. He also serves as a Director of Neuberger Berman Trust Company, N.A. Previously, Mr. Levine was a financial advisor specializing in investment, estate and tax planning, and employee benefits with Ayco/American Express. He has 21 years of industry experience.

                                  DISTRIBUTIONS

      As described in the Prospectus, initial dividends to Common Stockholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of the offering of the Common Shares, depending on market conditions. To permit the Fund to maintain more stable quarterly dividends, it will initially (prior to its first dividend), and may from time to time thereafter, distribute less than the entire amount of net investment income it earns in a particular period. Such undistributed net investment income would be available to supplement future dividends, including dividends that might otherwise have been reduced by a decrease in the Fund's quarterly net income due to fluctuations in investment income or expenses or due to an increase in the dividend rate on the Fund's outstanding Preferred Shares, if any. As a result, the dividends the Fund pays for any particular period may be more or less than the amount of net investment income it actually earns during such period. Undistributed net investment income will be included in the Fund's NAV and, correspondingly, dividends from undistributed net investment income will reduce that NAV.

      For information relating to the impact of the issuance of Preferred Shares on the distributions made by the Fund to Common Stockholders, see the Prospectus under "Use of Leverage."

      While any Preferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the Preferred Shares have been paid and (2) the NAV of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding Preferred Shares. This latter limitation on the Fund's ability to make distributions on its Common Shares could cause it to incur federal income and/or excise tax and, under certain circumstances, impair its ability to maintain its qualification for taxation as a RIC. See "Tax Matters."

                              DESCRIPTION OF SHARES

Common Shares
-------------

      The Fund's Articles authorize the issuance of one billion (1,000,000,000) shares. The Common Shares will be issued with a par value of $0.0001 per share. All Common Shares have equal rights as to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever Preferred Shares are outstanding, Common Stockholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to such distributions. See "Preferred Shares" below.

      The Common Shares are expected to be listed on the AMEX. The Fund intends to hold annual meetings of stockholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

      Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other closed-end funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering of Common Shares as a result of payment of the sales load and organization and offering expenses. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund, such as the Fund, having a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend solely upon the Fund's NAV but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above NAV or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Common Shares; Tender Offers; Conversion to Open-end Fund" and the Fund's Prospectus under "Use of Leverage."

Preferred Shares
----------------

      The Articles authorize the Board to create additional classes of stock, and it is currently contemplated that the Fund will issue one or more classes of Preferred Shares. The Preferred Shares may be issued in one or more classes or series, with such rights as determined by action of the Board without the approval of the Common Stockholders.

      The Board has indicated its intention to authorize an offering of Preferred Shares (representing approximately 33% of the Fund's capital immediately after the time the Preferred Shares are issued) within approximately one to three months after completion of the offering of Common Shares, subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Stockholders described in the Prospectus and this SAI. Although the terms of the Preferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Articles) if and when it authorizes a Preferred Shares offering, the Board has indicated that the initial series of Preferred Shares would likely pay cumulative dividends at relatively short-term periods (such as 7 days or 28 days); by providing for the periodic redetermination of the dividend rate through an auction process or remarketing procedure. The liquidation preference, preference on distribution, voting rights and redemption provisions of the Preferred Shares are expected to be as stated below.

      As used in this SAI, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding Common Shares and Preferred Shares, with no deduction for the liquidation preference of the Preferred Shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of Preferred Shares from "net assets," so long as the Preferred Shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund's Preferred Shares will be treated as stock (rather than indebtedness).

      LIMITED ISSUANCE OF PREFERRED SHARES. Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's net assets, measured immediately after issuance of the Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund's net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. To the extent that the Fund has outstanding any senior securities representing indebtedness (such as through the use of derivative instruments that constitute senior securities), the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding Preferred Shares for purposes of these asset coverage requirements. The liquidation value of the Preferred Shares is expected to be approximately 33% of the value of the Fund's net assets. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep the liquidation value of the Preferred Shares plus the aggregate amount of other senior securities representing indebtedness at or below one-half of the value of the Fund's net assets.

      DISTRIBUTION PREFERENCE. The Preferred Shares will have complete priority over the Common Shares as to distribution of assets.

      LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares ("Preferred Stockholders") will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, Preferred Stockholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

      VOTING RIGHTS. In connection with any issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that Preferred Shares be voting shares. Except as otherwise provided in the Articles or the Fund's Bylaws or otherwise required by applicable law, Preferred Stockholders will vote together with Common Stockholders as a single class.

      In connection with the election of the Fund's Directors, Preferred Stockholders, voting as a separate class, will also be entitled to elect two of the Fund's Directors, and the remaining Directors shall be elected by Common Stockholders and Preferred Stockholders, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding Preferred Shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in arrears have been paid or declared and set apart for payment.

      The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, shall be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective, the conversion of the Fund from a closed-end to an open-end company, or changes in the investment restrictions described as fundamental policies under "Investment Restrictions." The class or series vote of Preferred Stockholders described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares necessary to authorize the action in question.

      Holders of Preferred Shares would not be entitled to vote on matters placed before stockholders if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

      REDEMPTION, PURCHASE AND SALE OF PREFERRED SHARES BY THE FUND. The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

      The discussion above describes the Board's current intention with respect to a possible offering of Preferred Shares. If the Board determines to authorize such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Articles and Bylaws.

                 CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION

      The Articles include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

      The Articles require a vote by a majority of the Directors, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act ("Independent Directors"), of the Fund, and holders of at least 75% of the shares of capital stock of the Fund outstanding and entitled to vote, except as described below, to authorize (1) the Fund's conversion from a closed-end to an open-end investment company; (2) any merger or consolidation or share exchange of the Fund with or into any other company; (3) the dissolution or liquidation of the Fund; (4) any sale, lease or exchange of all or substantially all of the Fund's assets to any Principal Stockholder (as defined below); (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; (6) with certain exceptions, the issuance of any securities of the Fund to any Principal Stockholder for cash; or (7) any transfer by the Fund of any securities of the Fund to any Principal Stockholder in exchange for cash, securities or other property having an aggregate fair market value of $1 million ($1,000,000) or more; provided, with respect to (1) through (5), if such action has been authorized by the affirmative vote of 75% of the Directors, including a majority of the
Independent Directors, then the affirmative vote of the holders of only a majority of the Fund's shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6) and (7), if such transaction has been authorized by the affirmative vote of 75% of the Directors, including a majority of the Independent Directors, no stockholder vote is required to authorize such action. The term "Principal Stockholder" means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund and includes any associates or affiliates of such person or entity or of any member of the group. None of the foregoing provisions may be amended except by the vote of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon. As discussed in the Prospectus, certain of the actions described above also require approval by the holders of the Preferred Shares, tallied separately. Certain of the transactions described above, even if approved by stockholders, may be prohibited by the 1940 Act.

      The percentage votes required under these provisions, which are greater than the minimum requirements under Maryland law or the 1940 Act, will make more difficult a change in the Fund's business or management and may have the effect of depriving Common Stockholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board believes that the provisions of the Articles relating to such higher votes are in the best interest of the Fund and its stockholders.

      Reference should be made to the Articles on file with the SEC for the full text of these provisions.

                   REPURCHASE OF COMMON SHARES; TENDER OFFERS;
                           CONVERSION TO OPEN-END FUND

      The Fund is a closed-end investment company, and as such its stockholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which in turn are affected by expenses), NAV, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than NAV. The Board regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will actually reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

      Notwithstanding the foregoing, at any time when the Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued dividends on Preferred Shares have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

      Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

      The Board may also from time to time consider submitting to the holders of the shares of stock of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to stockholders, the Board would consider all factors then relevant, including the relationship of the market price of the Common Shares to NAV, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on Preferred Shares issued by the Fund and general market and economic conditions.

      See "Anti-Takeover and Other Provisions in the Articles of Incorporation" in the Prospectus and "Certain Provisions in the Articles of Incorporation" in this SAI for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding, and the Fund's Common Shares would no longer be listed on the AMEX. Holders of common stock of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their common stock. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

      The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund's shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at NAV from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and NAV that might otherwise exist.

      In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets. This would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks
- Risk of Leverage."

      Before deciding whether to take any action if the Fund's Common Shares trade below NAV, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its stockholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its stockholders, no action should be taken.


                                   TAX MATTERS

      Set forth below is a discussion of the material federal income tax aspects concerning the Fund and the purchase, ownership and disposition of Common Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes that you are a U.S. person and hold your Common Shares as a capital asset. This discussion is based on present provisions of the Code and the regulations promulgated thereunder and existing judicial decisions and administrative pronouncements, all of which are subject to change or differing interpretations (possibly with retroactive effect). Prospective investors should consult their own tax advisers with regard to the federal income tax consequences of the purchase, ownership or disposition of Common Shares, as well as the tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

TAXATION OF THE FUND

      The Fund intends to qualify each taxable year for treatment as a RIC. To qualify for that treatment, the Fund must, among other things:

            (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");

            (b) distribute with respect to each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions, if any, and determined without regard to any deduction for dividends paid) for that year ("Distribution Requirement"); and

            (c) diversify its holdings so that, at the end of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the issuer's outstanding voting securities, and (2) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses.

      If the Fund qualifies for treatment as a RIC, it generally will not be subject to federal income tax on income and gains it timely distributes to its stockholders (including Capital Gain Dividends, as defined below). If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its stockholders and the stockholders would treat all those distributions, including distributions of net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

      The Fund intends to distribute at least annually to its stockholders all or substantially all of its investment company taxable income. The Fund also will annually (1) distribute its net capital gain or (2) retain all or a portion of its net capital gain for investment. If the Fund retains any investment company taxable income or any net capital gain, it will be subject to tax at regular corporate rates on the retained amount. See "Taxation of the Stockholders" for a description of the consequences to the Fund's stockholders of retained net capital gain.

      To the extent the Fund fails to distribute in a calendar year at least an amount equal to the sum of (1) 98% of its ordinary income for that year plus (2) 98% of its capital gain net income for the one-year period ending October 31 of that year, plus 100% of any retained amount of either from the prior year, it will be subject to a nondeductible 4% excise tax ("Excise Tax"). For these purposes, the Fund will be treated as having distributed any amount with respect to which it pays income tax. A distribution the Fund pays to stockholders in January of any year generally will be deemed to have been paid on December 31 of the preceding year if the distribution is declared and payable to stockholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the Excise Tax.

      If the Fund issues Preferred Shares, then, at any time when Preferred Shares are outstanding, and the Fund's assets are insufficient to satisfy certain requirements, the Fund will be required to suspend distributions to holders of the Common Shares until such requirements are satisfied, which may prevent the Fund from satisfying the Distribution Requirement and may therefore jeopardize its qualification for treatment as a RIC or cause it to incur an income tax or Excise Tax liability or both.

TAXATION OF THE STOCKHOLDERS

      DISTRIBUTIONS. As long as the Fund qualifies for treatment as a RIC, distributions it makes to its stockholders from its investment company taxable income will be taxable to them as ordinary income to the extent of its earnings and profits. The Fund currently expects that certain dividends it pays will not be eligible for the dividends-received deduction available to corporations and will not be eligible for the new reduced maximum federal income tax rate on "qualified dividend income" received by individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Tax Act"). Those dividends that do qualified, are taxed at rates equal to those applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the Common Shareholder and the dividends are attributable to QUALIFIED DIVIDENDS received by the Fund itself. For this purpose, "QUALIFIED DIVIDENDS" means dividends received by the Fund from United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning after December 31, 2002 and beginning before January 1, 2009. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken.

      A dividend will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

      The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

      Distributions of net capital gain that are properly designated as such ("Capital Gain Dividends") will be taxable to each stockholder as long-term capital gain, regardless of how long the stockholder has held the shares in the Fund. Under the 2003 Tax Act, Capital Gain Dividends the Fund pays to individuals with respect to gains it recognizes on sales or exchange of capital assets through December 31, 2008 will be subject to a maximum federal income tax rate of 15%.

      As noted under "Investment Strategies, Techniques and Risks - Securities Loans," the Fund may lend portfolio securities to institutional investors and, during the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends paid on the securities. If securities are on loan over their ex-dividend date, the "equivalent" payments will not be treated as qualified dividends income.

      Distributions on the Fund's shares are generally subject to federal income tax as described herein, even though those distributions may economically represent a return of a particular stockholder's investment. Those distributions are likely to occur in respect of shares purchased when the Fund's NAV reflects gains that are either unrealized or realized but not distributed or income that is not distributed. Those realized gains may be required to be distributed even when the Fund's NAV also reflects unrealized losses. Distributions are taxable to a stockholder even if they are paid from income or gains the Fund earned before the stockholder's investment (and thus included in the price the stockholder paid).

      If the Fund makes a distribution to a stockholder in excess of its current and accumulated earnings and profits, the excess distribution will be treated as a "return of capital" to the extent of the stockholder's tax basis in its shares and thereafter as capital gain. A return of capital is not taxable, but it reduces a stockholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the stockholder of its shares.

      If the Fund retains any net capital gain, it may designate all or a portion of the retained amount as undistributed capital gains in a notice to its stockholders who (1) would be required to include in income for federal income tax purposes, as long-term capital gain, their shares of the undistributed amount and (2) would be entitled to credit their proportionate shares of the tax the Fund paid on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For federal income tax purposes, the tax basis in shares a Fund stockholder owns would be increased by an amount equal to the difference between the undistributed capital gains included in the stockholder's gross income and the tax credit claimed by the stockholder under clause (2) of the preceding sentence.

      The Fund will notify stockholders annually as to the federal tax status of Fund distributions to them.

      SALE OR REDEMPTION OF SHARES. A stockholder's sale or other disposition of Fund shares may give rise to a taxable gain or loss in an amount equal to the difference between the amount realized and the stockholder's basis in those shares. In general, any gain or loss realized on a taxable disposition of shares will be treated as long-term capital gain or loss (and thus eligible, in the case of individuals, for the 15% maximum federal income tax rate enacted by the 2003 Tax Act on net capital gain, as described above) if the shares have been held for more than 12 months; otherwise, any such gain or loss will be treated as short-term capital gain or loss. However, if a stockholder sells shares at a loss within six months of their purchase, such loss will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends the stockholder received with respect to the shares. All or a portion of any loss realized on a taxable disposition of Common Shares will be disallowed if other Common Shares are purchased within 30 days before or after the disposition. In that case, the basis in the newly purchased shares will be adjusted to reflect the disallowed loss.

      From time to time the Fund may make a tender offer for some of its shares. A tender of shares pursuant to such an offer would be a taxable event. If the Fund decides to make a tender offer, the tax consequences thereof will be disclosed in the documents relating to the offer.

      Under recently promulgated U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more in any single taxable year (or $4 million or more in the taxable year in which the loss is recognized and the five succeeding taxable years) for an individual stockholder, or five times those amounts for a corporate stockholder, the stockholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

      BACKUP WITHHOLDING. The Fund generally is required to withhold and remit to the U.S. Treasury 28% (except as noted below) of all distributions (including Capital Gain Dividends) and redemption or repurchase proceeds otherwise payable to any individual or certain other non-corporate stockholder who fails to properly furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from all distributions otherwise payable to such a stockholder who has under-reported dividend or interest income or who fails to certify to the Fund that he or she is not otherwise subject to that withholding (together with the withholding described in the preceding sentence, "backup withholding"). The backup withholding rate will increase to 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Backup withholding is not an additional tax, and any amounts withheld with respect to a stockholder may be credited against the stockholder's federal income tax liability.

TAX CONSEQUENCES OF CERTAIN INVESTMENTS

      CERTAIN REAL ESTATE COMPANIES. Income that the Fund derives from a Real Estate Company classified for federal tax purposes as a partnership (and not as a corporation or REIT) ("RE Partnership") will be treated as qualifying income under the Income Requirement only to the extent it is attributable to the RE Partnership's income items that would be qualifying income if realized directly by the RIC in the same manner as realized by the RE Partnership. The Fund will restrict its investment in RE Partnerships to maintain its qualification as a RIC.

      REMICs. The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under U.S. Treasury regulations that are authorized by the Code but have not yet been issued, a REIT's income attributable to such an interest (an "excess inclusion") generally will be allocated to the REIT's shareholders in proportion to the dividends they receive; those regulations are expected to treat a RIC's excess inclusion income similarly. Excess inclusion income so allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) would constitute unrelated business taxable income to them. In addition, if a "disqualified organization" (which term includes a governmental unit and a tax-exempt entity) is a record holder of a RIC's shares at any time during a taxable year, the RIC will be subject to tax equal to the portion of its excess inclusion income for the year that is allocable to the disqualified organization multiplied by the highest federal income tax rate imposed on corporations. The Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests.

      If a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (defined in the Code to include governmental units, tax-exempt entities and certain cooperatives) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest in REITs that have a substantial portion of their assets in residual interests of REMICs.


      HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

      Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain to higher taxed short-term capital gain or ordinary income, (3) convert an ordinary loss or a deduction to a capital loss (the deductibility of which is more limited), (4) cause the Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the timing as to when a purchase or sale of securities is deemed to occur and (6) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a RIC.

      FOREIGN SECURITIES. Dividends and interest the Fund receives, and gains it realizes, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if the Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" the Fund receives on the stock or of any gain on its disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its stockholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its stockholders.

      If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the Fund's incurring the foregoing tax and interest obligation, it would be required to include in income each year its PRO rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

      The Fund may elect to "mark-to-market" any stock in a PFIC it owns at the end of its taxable year. "Marking-to-market," in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

      SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. The Fund may acquire zero coupon or other securities issued with OID. As a holder of those securities, the Fund must include in gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.


                             REPORTS TO STOCKHOLDERS

      Stockholders of the Fund will receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors for the Fund. The Fund's statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.


           MARKETING, PERFORMANCE-RELATED AND COMPARATIVE INFORMATION

      EXCHANGE-TRADED LIQUIDITY. Common Shares are expected to be listed on the AMEX, which will provide investors with liquidity, convenience, and daily price visibility through electronic services and newspaper stock tables. Share prices will fluctuate with market conditions.

      ABOUT NEUBERGER BERMAN. Neuberger Berman has more than 60 years experience managing clients' assets. The firm and its affiliates manage approximately $70.5 billion in total assets as of December 31, 2003. Firm-wide, Neuberger Berman's portfolio managers have an average of 26 years industry experience, so they're experienced at navigating a wide range of market conditions. The firm has a tradition of independent, fundamental research.


            CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT

      State Street Bank & Trust Company, 225 Franklin Street, Boston MA 02110, will serve as custodian for assets of the Fund. The custodian performs custodial and fund accounting services. The Bank of New York, Attn: Stock Transfer Administration, 101 Barclay Street, 11 E New York, New York 10286, will serve as the transfer agent, registrar and dividend disbursement agent for the Common Shares, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares.


                              INDEPENDENT AUDITORS

      Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, will serve as independent auditors for the Fund. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with review of the Fund's filings with the Securities and Exchange Commission.

                                     COUNSEL

      Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington D.C. 20036, will pass upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.


                             REGISTRATION STATEMENT

      A Registration Statement on Form N-2, including any amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The Fund's Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration
Statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

                         REPORT OF INDEPENDENT AUDITORS

[To be filed by amendment.]

                               FINANCIAL STATEMENT

[To be filed by amendment.]

                                                                      APPENDIX A

                   CERTAIN MARKET AND PERFORMANCE INFORMATION


[To be filed by amendment.]

                                                                      APPENDIX B

                 RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER


      S&P CORPORATE BOND RATINGS:
      ---------------------------

      AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

      A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

      BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB - Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B - Bonds rated B are more vulnerable to nonpayment than obligations rated `BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC - Bonds rated CCC are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      CC - Bonds rated CC are currently highly vulnerable to nonpayment.

      C - Bonds rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. A C rating also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

      CI - The rating CI is reserved for income bonds on which no interest is being paid.

      D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

      Plus (+) Minus (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

      S&P COMMERCIAL PAPER RATINGS:
      -----------------------------

      A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

      A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, it is somewhat more susceptible to the adverse effects of changes in circumstance and economic conditions than issues in the highest rating category.

      A-3 - Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for timely payment.

      B - Issues with this rating are regarded as having only speculative capacity for timely payment.

      C - This rating is assigned to short-term debt obligations with high vulnerability to nonpayment.

      D - Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

      MOODY'S CORPORATE BOND RATINGS:
      ------------------------------

      Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C - Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Modifiers - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

      Moody's commercial paper ratings:
      --------------------------------

      Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.
Prime-1 repayment ability will often be evidenced by the following characteristics:

      - Leading market positions in well-established industries.

      - High rates of return on funds employed.

      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will often be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

      Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

       FITCH INVESTMENT GRADE BOND RATINGS
       -----------------------------------

      AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by foreseeable events.

      AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F1+'.

      A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. This is the lowest investment grade category.

      Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

      NR: Indicates that Fitch does not rate the specific issue.

      Withdrawn: A rating will be withdrawn when an issue matures, is called, or refinanced, or when Fitch Ratings deems the amount of information available to be inadequate for rating purposes.

      Rating Watch: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. Rating Watch is typically resolved over a relatively short period.


       FITCH HIGH YIELD BOND RATINGS
       -----------------------------

      BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

      B: Bonds are considered highly speculative. A significant credit risk is present. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and is contingent upon a sustained, favorable business and economic environment.

      CCC:  Bonds  have  certain  identifiable   characteristics  that,  if  not
remedied, may lead to default. The ability to meet obligations is solely reliant upon sustained, favorable business or economic developments.

      CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

      C: Bonds are in imminent default in payment of interest or principal.

      DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

      Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the `DDD,' `DD,' or `D' categories.

      NR: Indicates that Fitch does not rate the specific issue.

      Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.


      FITCH INVESTMENT GRADE SHORT-TERM RATINGS
      -----------------------------------------

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

      F1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated `F1+'.

      F2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned `F1+' and `F1' ratings.

      F3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

      B:   Speculative.   Minimal  capacity  for  timely  payment  of  financial
commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

      D: Default. Issues assigned this rating are in actual or imminent payment default.

                                 * * * * * * * *

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                           PART C -- OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

      1.   Financial Statements:

           Report of Independent Auditors. (to be filed)

           Statement of Assets and Liabilities. (to be filed)

      2.   Exhibits:

           a.   Articles of Incorporation. (filed herewith)

           b.   By-Laws. (to be filed)

           c.   None.

           d.   Articles  Sixth,  Ninth,  Tenth,  Eleventh and Thirteenth of the
                Articles of Incorporation and Articles II, VI and X of the By-Laws.

           e.   Dividend Reinvestment Plan. (to be filed)

           f.   None.

           g.   (1)  Form of Management Agreement. (to be filed)

                (2)  Form of Sub-Advisory Agreement. (to be filed)

           h.   (1)  Form of Underwriting Agreement. (to be filed)

                (2)  Form of Master Agreement Among Underwriters. (to be filed)

                (3)  Form of Master Selected Dealer Agreement. (to be filed)

           i.   None

           j.   Form of Custodian Contract. (to be filed)

           k. (1) Form of Transfer Agency and Service Agreement. (to be filed)

                (2)  Form of Administration Agreement. (to be filed)

           l.   Opinion and Consent of Counsel. (to be filed)

           m.   None.

           n.   Consent of Independent Auditors. (to be filed)

           o.   None.

           p.   Letter of Investment Intent. (to be filed)

           q.   None.

           r. Code of Ethics for Registrant, its Investment Adviser and its Sub-Adviser. (to be filed)

ITEM 25.   MARKETING ARRANGEMENTS

      See form of Underwriting Agreement to be filed as Exhibit 2.h.(1) to this Registration Statement.

ITEM 26.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

      The following table sets forth the expenses to be incurred in connection with the offering described in this Registration Statement:

      Securities and Exchange Commission Fees......................      $
      American Stock Exchange Listing Fees.........................
      National Association of Securities Dealers, Inc. Fees........
      Federal Taxes        ........................................
      State Taxes and Fees ........................................
      Printing and Engraving Expenses..............................
      Legal Fees           ........................................
      Director Fees        ........................................
      Accounting Expenses  ........................................
      Miscellaneous Expenses.......................................      _______

               Total         ......................................      $
                                                                         =======

ITEM 27.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      None.(1)

ITEM 28.   NUMBER OF HOLDERS OF SECURITIES

                                             Number of Record Shareholders as of
               Title of Class                        January 29, 2004
               --------------                        ----------------

        Shares of Common Stock, par value
          $0.0001 per share                                 None

ITEM 29.  INDEMNIFICATION

      Article Twelfth of the Registrant's Articles of Incorporation and Article IX of the Registrant's Bylaws provide that the Fund shall indemnify its present and past directors, officers, employees and agents, and persons who are serving or have served at the Fund's request in similar capacities for, other entities to the maximum extent permitted by applicable law (including Maryland law and the 1940 Act), provided, however, that a transfer agent is not entitled to such indemnification unless specifically approved by the Fund's Board of Directors.

----------
(1) Until such time as the Registrant completes the public offering of its Common Stock, Neuberger Berman Management Inc. will be a control person of the Registrant. Neuberger Berman Management Inc. is a wholly owned subsidiary of Neuberger Berman Inc., a publicly held holding company that has a number of direct and indirect subsidiaries.

Section 2-418(b) of the Maryland General Corporation Law ("Maryland Code") permits the Registrant to indemnify its directors unless it is proved that the act or omission of the director was material to the cause of action adjudicated in the proceeding, and (a) the act or omission was committed in bad faith or was the result of active or deliberate dishonesty or (b) the director actually received an improper personal benefit in money, property or services or (c) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements and reasonable expenses incurred in connection with a proceeding, in accordance with the Maryland Code. Pursuant to Section 2-418(j)(1) and Section 4-418(j)(2) of the Maryland Code, the Registrant is permitted to indemnify its officers, employees and agents to the same extent. The provisions set forth above apply insofar as consistent with Section 17(h) of the Investment Company Act of 1940, as amended ("1940 Act"), which prohibits indemnification of any director or officer of the Registrant against any liability to the Registrant or its shareholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Sections 9.1 and 9.2 of the Management Agreement between Neuberger Berman Management Inc. ("NB Management") and the Registrant provide that neither NB Management nor any director, officer or employee of NB Management performing services for the Registrant at the direction or request of NB Management in connection with NB Management's discharge of its obligations under the Management Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with any matter to which the Management Agreement relates; provided, that nothing herein contained shall be construed (i) to protect NB Management against any liability to the Registrant or its Stockholders to which NB Management would otherwise be subject by reason of NB Management's misfeasance, bad faith, or gross negligence in the performance of NB Management's duties, or by reason of NB Management's reckless disregard of its obligations and duties under the Management Agreement ("disabling conduct"), or (ii) to protect any director, officer or employee of NB Management who is or was a Director or officer of the Registrant against any liability to the Registrant or its Stockholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Registrant. The Registrant will indemnify NB Management against, and hold it harmless from, any and all expenses (including reasonable counsel fees and expenses) incurred investigating or defending against claims for losses or liabilities described above not resulting from negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct by NB Management. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct by (a) the vote of a majority of a quorum of directors of the Registrant who are neither "interested persons" of the Registrant nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. NB Management shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification under the Management Agreement in the manner and to the fullest extent permissible under the Maryland General Corporation Law. NB

Management shall provide to the Registrant a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) NB Management shall provide security in form and amount acceptable to the Registrant for its undertaking; (b) the Registrant is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the full Board of Directors of the Registrant, the members of which majority are disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that NB Management will ultimately be found to be entitled to indemnification under the Management Agreement.

      Section 1 of the Sub-Advisory Agreement between NB Management and Neuberger Berman, LLC ("Neuberger Berman") with respect to the Registrant provides that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of reckless disregard of its duties and obligations under the Sub-Advisory Agreement, Neuberger Berman will not be subject to liability for any act or omission or any loss suffered by the Registrant or its security holders in connection with the matters to which the Sub-Advisory Agreement relates.

      Sections 11.1 and 11.2 of the Administration Agreement between the Registrant and NB Management provide that neither NB Management nor any director, officer or employee of NB Management performing services for the Registrant at the direction or request of NB Management in connection with NB Management's discharge of its obligations under the Administration Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with any matter to which the Administration Agreement relates; provided, that nothing herein contained shall be construed (i) to protect NB Management against any liability to the Registrant or its Stockholders to which NB Management would otherwise be subject by reason of NB Management's misfeasance, bad faith, or gross negligence in the performance of NB Management's duties, or by reason of NB Management's reckless disregard of its obligations and duties under the Administration Agreement ("disabling conduct"), or (ii) to protect any director, officer or employee of NB Management who is or was a Director or officer of the Registrant against any liability to the Registrant or its Stockholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Registrant. The Registrant will indemnify NB Management against, and hold it harmless from, any and all expenses (including reasonable counsel fees and expenses) incurred investigating or defending against claims for losses or liabilities described above not resulting from negligence, disregard of its obligations and duties under the Administration Agreement or disabling conduct by NB Management. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Administration Agreement or disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Administration Agreement or disabling conduct by (a) the vote of a majority of a quorum of directors of the Registrant who are neither "interested persons" of the Registrant nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. NB Management shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification under the Administration Agreement in the manner and to the fullest extent permissible under the Maryland General Corporation Law. NB Management shall provide to the Registrant a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) NB Management shall provide security in form and amount acceptable to the Registrant for its undertaking; (b) the Registrant is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the full Board of Directors of the Registrant, the members of which majority are disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that NB Management will ultimately be found to be entitled to indemnification under the Administration Agreement.

      The Underwriting Agreement to be filed as Exhibit 2.h.(1) is expected to contain provisions limiting the liability and providing for indemnification of the Underwriter and its directors, officers, employees and agents under certain conditions.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("1933 Act"), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue. The Fund also maintains Directors and Officers Insurance.

ITEM 30.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND SUB-ADVISER

There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of NB Management and each executive officer of Neuberger Berman is, or at any time during the past two years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.

NAME                                    BUSINESS AND OTHER CONNECTIONS
----                                    ------------------------------
Claudia Brandon                         Secretary, Neuberger Berman Advisers Management Trust;
Vice President, Neuberger Berman        Secretary, Neuberger Berman Equity Funds; Secretary,
since 2002; Employee, Neuberger         Neuberger Berman Income Funds; Secretary, Neuberger
Berman since 1999; Vice                 Berman Real Estate Income Fund Inc.; Secretary,
President/Mutual Fund Board             Neuberger Berman Intermediate Municipal Fund Inc.;
Relations, NB Management since May      Secretary, Neuberger Berman New York Intermediate
2000; Vice President, NB Management     Municipal Fund Inc.; Secretary, Neuberger Berman
from 1986-1999.                         California Intermediate Municipal Fund Inc.;
                                        Secretary, Neuberger Berman Realty Income Fund Inc.;
                                        Secretary, Neuberger Berman Income Opportunity Fund
                                        Inc.; Secretary, Neuberger Berman Real Estate
                                        Securities Income Fund Inc.; Director and Secretary,
                                        Neuberger Berman Dividend Advantage Fund Inc.

Thomas J. Brophy                        None.
Managing Director, Neuberger Berman;
Vice President, NB Management since
March 2000.

Steven R. Brown                         Portfolio Manager, Neuberger Berman Real Estate Income
Managing Director, Neuberger Berman;    Fund Inc.; Portfolio Manager, Neuberger Berman Realty
Vice President, NB Management since     Income Fund Inc.; Portfolio Manager, Neuberger Berman
2002.                                   Income Opportunity Fund Inc.; Portfolio Manager,
                                        Neuberger Berman Real Estate Securities Income Fund
                                        Inc.; Portfolio Manager, Neuberger Berman Dividend
                                        Advantage Fund Inc.

Lori Canell                             None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Valerie Chang                           None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Brooke A. Cobb                          None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

                                      C-6

NAME                                    BUSINESS AND OTHER CONNECTIONS
----                                    ------------------------------
Robert Conti                            Vice President, Neuberger Berman Income Funds; Vice
Vice President, Neuberger Berman;       President, Neuberger Berman Equity Funds; Vice
Senior Vice President, NB Management    President, Neuberger Berman Advisers Management Trust;
since November 2000; Treasurer, NB      Vice President, Neuberger Berman Real Estate Income
Management until May 2000.              Fund Inc.; Vice President, Neuberger Berman
                                        Intermediate Municipal Fund Inc.; Vice President
                                        Neuberger Berman New York Intermediate Municipal Fund
                                        Inc.; Vice President, Neuberger Berman California
                                        Intermediate Municipal Fund Inc.; Vice President,
                                        Neuberger Berman Realty Income Fund Inc.; Vice
                                        President, Neuberger Berman Income Opportunity Fund
                                        Inc.; Vice President, Neuberger Berman Real Estate
                                        Securities Income Fund Inc.; Treasurer, Neuberger
                                        Berman Dividend Advantage Fund Inc.

Robert W. D'Alelio                      None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Ingrid Dyott                            None.
Vice President, Neuberger Berman;
Vice President, NB Management.

Michael F. Fasciano                     President, Fasciano Company Inc. until March 2001;
Managing Director, Neuberger Berman     Portfolio Manager, Fasciano Fund Inc. until March 2001.
since March 2001; Vice President, NB
Management since March 2001.

Robert S. Franklin                      None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

                                      C-7

NAME                                    BUSINESS AND OTHER CONNECTIONS
----                                    ------------------------------
Brian P. Gaffney                        Vice President, Neuberger Berman Income Funds; Vice
Managing Director, Neuberger Berman     President, Neuberger Berman Equity Funds; Vice
since 1999, Senior Vice President,      President, Neuberger Berman Advisers Management Trust;
NB Management since November 2000;      Vice President, Neuberger Berman Real Estate Income
Vice President, NB Management from      Fund Inc.; Vice President, Neuberger Berman
April 1997 through November 1999.       Intermediate Municipal Fund Inc.; Vice President
                                        Neuberger Berman New York Intermediate Municipal Fund
                                        Inc.; Vice President, Neuberger Berman California
                                        Intermediate Municipal Fund Inc.; Vice President,
                                        Neuberger Berman Realty Income Fund Inc.; Vice
                                        President, Neuberger Berman Income Opportunity Fund
                                        Inc.; Vice President, Neuberger Berman Real Estate
                                        Securities Income Fund Inc.

Robert I. Gendelman                     None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Thomas E. Gengler, Jr.                  None.
Senior Vice President, Neuberger
Berman since February 2001, prior
thereto, Vice President, Neuberger
Berman since 1999; Senior Vice
President, NB Management since March
2001 prior thereto, Vice President,
NB Management.

Theodore P. Giuliano                    None.
Vice President (and Director until
February 2001), NB Management;
Managing Director, Neuberger Berman.

Kevin Handwerker                        Senior Vice President, General Counsel and Secretary,
Senior Vice President, General          Neuberger Berman Inc.
Counsel and Secretary, Neuberger
Berman.

Joseph K. Herlihy                       Treasurer, Neuberger Berman Inc.
Senior Vice President, Treasurer,
Neuberger Berman; Treasurer,
NB Management.

                                      C-8

NAME                                    BUSINESS AND OTHER CONNECTIONS
----                                    ------------------------------
Barbara R. Katersky                     None.
Senior Vice President, Neuberger
Berman; Senior Vice President,
NB Management.

Robert B. Ladd                          None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Kelly M. Landron                        None.
Vice President, NB Management Inc.
since March 2000.

Jeffrey B. Lane                         Director, Chief Executive Officer and President,
Chief Executive Officer and             Neuberger Berman Inc.; Director, Neuberger Berman
President, Neuberger Berman;            Trust Company from June 1999 until November 2000.
Director, NB Management since
February 2001.

Michael F. Malouf                       None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Robert Matza                            Executive Vice President, Chief Operating Officer and
Executive Vice President and Chief      Director, Neuberger Berman Inc. since January 2001,
Operating Officer, Neuberger Berman     prior thereto, Executive Vice President, Chief
since January 2001, prior thereto,      Administrative Officer and Director, Neuberger Berman
Executive Vice President and Chief      Inc.
Administrative Officer, Neuberger
Berman; Director, NB Management since
April 2000.

Ellen Metzger                           Assistant Secretary, Neuberger Berman Inc. since 2000.
Vice President, Neuberger Berman;
Secretary, NB Management.

Arthur Moretti                          Managing Director, Eagle Capital from January 1999
Managing Director, Neuberger Berman     until June 2001.
since June 2001; Vice President, NB
Management since June 2001.

                                      C-9

NAME                                    BUSINESS AND OTHER CONNECTIONS
----                                    ------------------------------
S. Basu Mullick                         None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Janet W. Prindle                        Director, Neuberger Berman National Trust Company
Managing Director, Neuberger Berman;    since January 2001; Director Neuberger Berman Trust
Vice President, NB Management.          Company of Delaware since April 2001.

Kevin L. Risen                          None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Jack L. Rivkin                          Executive Vice President, Neuberger Berman Inc.;
Executive Vice President, Neuberger     President and Director, Neuberger Berman Real Estate
Berman.                                 Income Fund Inc.; President and Director, Neuberger
                                        Berman Intermediate Municipal Fund Inc.; President and
                                        Director, Neuberger Berman New York Intermediate
                                        Municipal Fund Inc.; President and Director, Neuberger
                                        Berman California Intermediate Municipal Fund Inc.;
                                        President and Trustee, Neuberger Berman Advisers
                                        Management Trust; President and Trustee, Neuberger
                                        Berman Equity Funds; President and Trustee, Neuberger
                                        Berman Income Funds; President and Director, Neuberger
                                        Berman Realty Income Fund Inc.; President and
                                        Director, Neuberger Berman Income Opportunity Fund
                                        Inc.; President and Director, Neuberger Berman Real
                                        Estate Securities Income Fund Inc.

Benjamin E. Segal                       None.
Managing Director, Neuberger Berman
since November 2000, prior thereto,
Vice President, Neuberger Berman;
Vice President, NB Management.

Jennifer Silver                         None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

                                      C-10

NAME                                    BUSINESS AND OTHER CONNECTIONS
----                                    ------------------------------
Kent C. Simons                          None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Matthew S. Stadler                      Senior Vice President and Chief Financial Officer,
Senior Vice President and Chief         Neuberger Berman Inc. since August 2000; Senior Vice
Financial Officer, Neuberger Berman     President and Chief Financial Officer, National
since August 2000, prior thereto,       Discount Brokers Group from May 1999 until October
Controller, Neuberger Berman from       1999.
November 1999 to August 2000; Senior
Vice President and Chief Financial
Officer, NB Management since August
2000.

Heidi S. Steiger                        Executive Vice President and Director, Neuberger
Executive Vice President, Neuberger     Berman Inc.; Chair and Director, Neuberger Berman
Berman; Director, NB Management since   National Trust Company since January 2001; Director,
February 2001.                          Neuberger Berman Trust Company of Delaware since
                                        February 2000 (and Chair until January 2001);
                                        Director, Neuberger Berman Trust Company until
                                        September 2001 (and Chair from September 1999 until
                                        January 2001).

                                      C-11

NAME                                    BUSINESS AND OTHER CONNECTIONS
----                                    ------------------------------
Peter E. Sundman                        Executive Vice President and Director, Neuberger
President and Director,                 Berman Inc.; Chairman of the Board, Chief Executive
NB Management; Executive Vice           Officer and Trustee, Neuberger Berman Income Funds;
President, Neuberger Berman.            Chairman of the Board, Chief Executive Officer and
                                        Trustee, Neuberger Berman Advisers Management Trust;
                                        Chairman of the Board, Chief Executive Officer and
                                        Trustee Neuberger Berman Equity Funds; Chairman of the
                                        Board, Chief Executive Officer and Director, Neuberger
                                        Berman Real Estate Income Fund Inc.; Chairman of the
                                        Board, Chief Executive Officer and Director, Neuberger
                                        Berman Intermediate Municipal Fund Inc.; Chairman of
                                        the Board, Chief Executive Officer and Director,
                                        Neuberger Berman New York Intermediate Municipal Fund
                                        Inc.; Chairman of the Board, Chief Executive Officer
                                        and Director, Neuberger Berman California Intermediate
                                        Municipal Fund Inc.; Chairman of the Board, Chief
                                        Executive Officer and Director, Neuberger Berman
                                        Realty Income Fund Inc.; Chairman of the Board, Chief
                                        Executive Officer and Director, Neuberger Berman
                                        Income Opportunity Fund Inc.; Chairman of the Board,
                                        Chief Executive Officer and Director, Neuberger Berman
                                        Real Estate Securities Income Fund Inc.; President and
                                        Director, Neuberger Berman Dividend Advantage Fund Inc.

Judith M. Vale                          None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Catherine Waterworth                    None.
Vice President, Neuberger Berman;
Vice President, NB Management.

Allan R. White, III                     None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

                                      C-12

ITEM 31.   LOCATION OF ACCOUNTS AND RECORDS

      All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended ("1940 Act"), and the rules promulgated thereunder with respect to the Registrant are maintained at the offices of its custodian and accounting agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and its transfer agent, The Bank of New York, 1 Wall Street, New York, New York 10286, except for the Registrant's Articles of Incorporation and Bylaws, minutes of meetings of the Registrant's Directors and stockholders and the Registrant's policies and contracts, which are maintained at the offices of the Registrant, 605 Third Avenue, New York, New York 10158-0180.

ITEM 32.   MANAGEMENT SERVICES

      None.

ITEM 33.   UNDERTAKINGS

      1. The Registrant hereby undertakes to suspend the offering of its shares until it amends its Prospectus if:

           (1) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or

           (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

      2.   N/A

      3.   N/A

      4.   N/A

      5.   The Registrant hereby undertakes:

           (1) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

           (2) For the purposes of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

      6. The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 29th day of January 2004.


                                        NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND
                                        INC.


                                        By:  /s/ Peter E. Sundman
                                             -----------------------------------
                                             Name:  Peter E. Sundman
                                             Title:  President and Director


      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                Title                        Date
---------                                -----                        ----

                             President and Director (Chief
/s/ Peter E. Sundman               Executive Officer)           January 29, 2004
------------------------
Peter E. Sundman

                               Treasurer (Chief Financial
                                 Officer and Accounting         January 29, 2004
/s/ Robert J. Conti                     Officer)
------------------------
Robert J. Conti


/s/ Claudia A. Brandon                  Director                January 29, 2004
------------------------
Claudia A. Brandon

                  NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.

                                  EXHIBIT INDEX

Exhibit       Document Description
-------       --------------------

    a.     Articles of Incorporation. (filed herewith)

    b.     By-Laws. (to be filed)

    c.     None.

    d. Articles Sixth, Ninth, Tenth, Eleventh and Thirteenth of the Articles of Incorporation and Articles II, VI and X of the By-Laws.

    e.     Dividend Reinvestment Plan. (to be filed)

    f.     None.

    g.     (1)    Form of Management Agreement. (to be filed)

           (2)    Form of Sub-Advisory Agreement. (to be filed)

    h.     (1)    Form of Underwriting Agreement. (to be filed)

           (2)    Form of Master Agreement Among Underwriters. (to be filed)

           (3)    Form of Master Selected Dealer Agreement. (to be filed)

    i.     None.

    j.     Form of Custodian Contract. (to be filed)

    k.     (1)    Form of Transfer Agency and Service Agreement. (to be filed)

           (2)    Form of Administration Agreement. (to be filed)

    l.     Opinion and Consent of Counsel. (to be filed)

    m.     None.

    n.     Consent of Independent Auditors. (to be filed)

    o.     None.

    p.     Letter of Investment Intent. (to be filed)

    q.     None.

    r. Code of Ethics for Registrant, its Investment Adviser and its Sub-Adviser. (to be filed)